Putnam
Asset
Allocation
Funds

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-04

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Portfolio overview

Putnam Asset Allocation Funds consist of three portfolios that target investors' various life stages and financial goals.

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TARGETED PORTFOLIO STRUCTURE*
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                                Growth     Balanced    Conservative
-------------------------------------------------------------------
* Large-cap growth stocks        27.5%       23.0%         11.5%
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* Large-cap value stocks         27.5        23.0          11.5
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* Small-cap growth stocks         2.5         2.0           1.0
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* Small-cap value stocks          2.5         2.0           1.0
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* International stocks           15.0        10.0           5.0
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* Emerging-market stocks          5.0          --            --
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* U.S. fixed-income securities   15.0        35.0          65.0
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* High-yield securities           5.0         5.0           5.0
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[GRAPHIC OMITTED: TARGETED PORTFOLIO STRUCTURE*]


TARGETED PORTFOLIO STRUCTURE*
-----------------------------------------
Growth
------------

[GRAPHIC OMITTED: pie chart GROWTH]

Growth Portfolio is designed to seek capital appreciation for long-term investors willing to accept a higher degree of risk.

Balanced
------------

[GRAPHIC OMITTED: pie chart BALANCED]

Balanced Portfolio is designed to seek total returns for investors seeking a combination of capital appreciation and capital preservation and who are willing to accept a moderate level of risk.

Conservative
------------

[GRAPHIC OMITTED: pie chart CONSERVATIVE]

Conservative Portfolio is designed to preserve principal while protecting against inflation for conservative investors.

* The targeted portfolio represents the target allocation of assets among the various investment categories assuming that all security markets are displaying historical tendencies and that no extraordinary opportunities exist within any category.

  Allocations in each portfolio will vary over time.


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Most of the $110 million to be paid by Putnam Investment Management, LLC will be distributed to the funds as restitution to shareholders, thereby fulfilling an important element of the initial settlement that Putnam reached with the SEC in November 2003.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Following the performance tables in the Performance Summary of this report you can find expense and risk comparisons for the three Putnam Asset Allocation Funds. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and to compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the funds' risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor when you make decisions about your financial program.

Each of the Putnam Asset Allocation Funds had positive performance during the semiannual period and outperformed their respective blended benchmarks. This reflects generally favorable market conditions as global economies improved, but also astute investment decisions by the funds' management team. The report from management on the following pages offers some insight into performance during the period, and an outlook for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 19, 2004


Report from Fund Management

Fund highlights

 * For the semiannual period ended March 31, 2004, Putnam Asset
   Allocation: Growth Portfolio's class A shares returned 15.28% at net asset value (NAV), and 8.67% at public offering price (POP). The fund at NAV outperformed the Russell 3000 Index, which returned 14.94%, and the Putnam Growth Blended Benchmark, which returned 14.52%, for the same period.

 * The Balanced Portfolio's class A shares returned 11.21% at NAV and
   4.87% at POP, and underperformed the Russell 3000 Index (see above), but at NAV outperformed the Putnam Balanced Blended Benchmark, which returned 11.06% for the period.

 * The Conservative Portfolio's class A shares returned 7.14% at NAV and 0.95% at POP, and at NAV outperformed both its benchmarks, the Lehman Aggregate Bond Index, which returned 2.98%, and the Putnam Conservative Blended Benchmark, which returned 7.12%.

 * At NAV, the Growth Portfolio outperformed the average return for the Lipper Global Flexible Portfolio Funds category, which was 13.88% for the period. The Balanced and Conservative Portfolios lagged this competitive benchmark.

 * See the Performance Summary beginning on page 10 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that each of the Putnam Asset Allocation Funds had solid returns for the semiannual period and that all outperformed their custom blended benchmarks at NAV. As global economies continued to recover during the six months ended March 31, 2004, the investment landscape shifted. Much of our investment success is attributable to actively managing the portfolios in anticipation of (or in response to) market shifts. In the fourth quarter of 2003, the market favored volatile, speculative securities of more highly leveraged companies. Each of the funds was oriented, in its own way, to take advantage of that trend. They emphasized, to varying degrees that are appropriate for each fund, exposure to high-yield bonds and underweighted U.S. investment-grade bonds. They also emphasized small-cap stocks, again, to a degree appropriate to each fund's mandate. The Growth Portfolio also emphasized emerging markets stocks.

FUND PROFILE

Putnam Asset Allocation Funds balance diversified global investments in stocks, bonds, and money market instruments in varying proportions. The Growth, Balanced, and Conservative Portfolios seek capital appreciation, total return, and total return consistent with preservation of capital, respectively.

In the fourth quarter of 2003, our efforts were largely focused on allocating effectively to strong performing asset classes and taking measured risks. However, in the first quarter of 2004, we focused more on individual security selection and sought opportunities in securities that are benefiting from emerging prosperity in Asia.

Our active currency strategy was successful during the period. As the U.S. dollar weakened, we increased each portfolio's exposure to foreign currencies. We also employed successful hedging strategies. Hedging is a way to protect the value of an investment that we believe may experience a significant fall in value. It involves the purchase or sale of futures or options that can essentially negate the effects of a fall in value of a particular investment. We benefited from hedging the euro, which fell in value during the period, and not hedging the yen, which appreciated.


Market overview

Global financial markets performed well, enabling all three Asset Allocation Portfolios to appreciate during the six months that ended March 31, 2004. With regard to U.S. assets, most of the strong gains were made in the fourth quarter of 2003. There had been relatively little appreciation in the first quarter of 2004. Asian markets headed higher in the winter months, lifted by strong exports and rising domestic consumer spending. China experienced robust economic growth and Japan's recovery showed steady improvement. European markets experienced more sluggish growth and made smaller gains, as the relatively strong euro was a disadvantage to European multinational companies. As is often the case in periods of economic recovery, financial markets favored riskier assets. Thus, stocks outperformed bonds, and small-company stocks did better than large caps. Within fixed-income, lower-rated high-yield bonds outperformed investment-grade bonds. Also, emerging markets saw more appreciation than developed markets. In the first half of the period, cyclical stocks benefited disproportionately from stronger economic growth, in anticipation of greater consumer and business spending. Toward the end of the period, more defensive sectors, including energy, utilities, and financials had better relative performance.

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MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/04
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Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     14.08%
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Russell 3000 Index (large-company stocks)                              14.94%
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MSCI EAFE Index (international stocks)                                 22.16%
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MSCI EMF Index (emerging-market stocks)                                29.26%
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Bonds
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   3.78%
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Lehman Aggregate Bond Index (broad bond market)                         2.98%
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JP Morgan Chase Developed High Yield Index
(high-yield bonds of developed markets)                                 8.57%
-------------------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 3/31/04.

-------------------------------------------------------------------------------


Strategy overview: Growth Portfolio

In the risk-hungry environment of late 2003, in which the market favored more volatile and speculative assets, the Growth Portfolio benefited from its emphasis on smaller-cap and economically sensitive stocks. Within fixed income, the portfolio emphasized high-yield and international bonds over U.S. investment-grade bonds, relative to the benchmark weightings. Thus far in calendar 2004, we have been gradually repositioning this portfolio to seek gains across a broader spectrum of opportunities. We believe that diversification, which has been so effective at managing risk, may actually enhance returns in a global environment that offers so many investment possibilities. Several themes that are discussed more fully in the Outlook section underlie our strategy for the Growth Portfolio going forward. While we believe fund performance this year will depend less on macro-economic factors and more on effective security selection, we continue to believe that geographical considerations are a top priority. The fund has a significant exposure to international equities; in particular, it is positioned to take advantage of nascent economic prosperity in Asia. Relative to the benchmark, the portfolio is overweighted to Japan and emerging markets. Also, in an era of rising commodity prices, we have emphasized countries and regions whose finances depend upon the prices of natural resources. For example, Mexico and Russia stand to benefit from higher oil prices. In another strategic shift, we have moved toward an emphasis on higher-quality securities, which we believe are currently undervalued after the strong outperformance of lower-quality assets last year.


[GRAPHIC OMITTED: horizontal bar chart GROWTH PORTFOLIO: EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED]

GROWTH PORTFOLIO:
EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED

                                   as of 9/30/03     as of 3/31/04

U.S. equities                           49.6%             45.7%

International
equities                                29.6%             33.9%

U.S. fixed income                        8.4%             13.6%

International
fixed income                            12.4%              6.8%

Footnote reads:
This chart shows how the portfolio's weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


Strategy overview: Balanced Portfolio

In late 2003, given a market environment that favored the more volatile and speculative investments, the Balanced Portfolio benefited from its emphasis on smaller-cap and economically sensitive stocks and from significant exposure to international stocks. Thus far in calendar 2004, we have been gradually repositioning this portfolio to seek gains across a broader spectrum of opportunities. We believe that diversification, which has been so effective at managing risk, may actually enhance returns in a global environment that offers so many investment possibilities. Several themes that are discussed more fully in the Outlook section underlie our strategy for the Balanced Portfolio going forward. We believe fund performance this year will depend less on macro-economic factors and more on effective security selection. We also believe that geographical considerations are now a top priority. The fund is positioned to take advantage of nascent economic prosperity in Asia. Relative to the benchmark, the portfolio is overweighted to Japan. Also, in an era of rising commodity prices, we have emphasized countries and regions whose finances depend upon the prices of natural resources. For example, Mexico and Russia stand to benefit from higher oil prices. In another strategic shift, we have moved toward an emphasis on higher-quality securities, which we believe are currently undervalued after the strong outperformance of lower-quality assets last year.


[GRAPHIC OMITTED: horizontal bar chart BALANCED PORTFOLIO: EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED]

BALANCED PORTFOLIO:
EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED

                                   as of 9/30/03     as of 3/31/04

U.S. equities                           42.8%             40.6%

U.S. fixed income                       28.8%             28.6%

International
equities                                15.8%             19.6%

International
fixed income                            12.6%             11.2%

Footnote reads:
This chart shows how the portfolio's weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


Strategy overview: Conservative Portfolio

In late 2003, the market favored more volatile and speculative assets, and the Conservative Portfolio benefited from its emphasis on high-yield corporate bonds and from its significant exposure to international fixed-income securities. The fund's exposure to small-cap stocks helped as these rallied strongly. Year-to-date in 2004, we have seen a broadening of economic growth around the world, which has put upward pressure on commodity prices. In this environment we would not expect bond yields, which move inversely with bond prices, to fall. We positioned the portfolio to have less interest rate risk (shorter duration), and continued to take advantage of higher-yielding opportunities. With regard to the portfolio's investment-grade bond exposure, a small portion is invested outside of the U.S., to take advantage of the currency cycle, which currently favors non-U.S. denominated securities. The equities portion of the portfolio, which typically represents about 30% of fund assets, is overweighted to Japan and underweighted to core European markets, relative to the fund's benchmark. In our opinion, higher quality stocks are now undervalued and offer more compelling opportunities than the lower-quality stocks that outperformed last year. We believe fund performance this year will depend less on macro-economic factors, and more on effective security selection.


[GRAPHIC OMITTED: horizontal bar chart CONSERVATIVE PORTFOLIO: EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED]

CONSERVATIVE PORTFOLIO:
EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED

                                   as of 9/30/03     as of 3/31/04

U.S. fixed income                       57.6%             56.3%

U.S. equities                           19.4%             18.0%

International
equities                                 5.9%              9.9%

International
fixed income                            17.1%             15.8%

Footnote reads:
This chart shows how the portfolio's weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


The fund's management team

The funds are managed by the Putnam Asset Allocation Team. The members of the team are Jeffrey Knight (Portfolio Leader), Robert Kea (Portfolio Member), Bruce MacDonald (Portfolio Member), and Robert Schoen
(Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our outlook for the next six months, and for the next five or 10 years, is influenced by three underlying themes that we believe will drive opportunities in global markets. The emergence of prosperity in Asia -- with China as the catalyst -- is an extremely important development in the investment landscape. As China evolves from being an exporter of cheap goods to an industrialized country with high demand for commodities, finished goods, services, and financial products, we believe other countries in Asia will also see a change in their economic base and benefit significantly. Accordingly, we believe that investment opportunities may be abundant in this geographical region and we are actively managing the portfolios to pursue such opportunities.

A second theme is that of a worldwide increase in commodity prices, which have been low for nearly 15 years. Increasing demand from China and other Asian economies is only part of the equation that is lifting prices for commodities. Expansionary monetary policies from the Federal Reserve Board in the U.S. and other central banks around the world are also stimulating global growth in demand. Rising commodity prices have both positive and negative implications for investments. In the portfolios, we are emphasizing securities that stand to benefit from higher prices. For example, we believe Mexico will likely be a beneficiary of higher oil prices, while European equities will probably suffer.

A third theme is that of the weak U.S. dollar. It is our view that the dollar will remain weak relative to foreign currencies for some time to come. We believe the portfolios are positioned appropriately, in that they own a reasonable amount of assets that are denominated in foreign currencies. We will seek hedging opportunities to protect the portfolios' value and perhaps capitalize on currency exchange rates.

As we continue to monitor opportunities in an ever-broadening investment landscape, we seek to provide the highest possible return that is consistent with each portfolio's level of risk. We believe the diversified approach to investing embodied by these funds, with exposures to multiple asset classes, sectors, and styles, provides the best means for pursuing strong return relative to risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Growth Portfolio


------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04
------------------------------------------------------------------------------------------------
                      Class A         Class B          Class C          Class M         Class R
(inception dates)    (2/8/94)        (2/16/94)        (9/1/94)         (2/3/95)        (1/21/03)
------------------------------------------------------------------------------------------------
                    NAV     POP    NAV      CDSC    NAV      CDSC    NAV      POP         NAV
------------------------------------------------------------------------------------------------
6 months          15.28%   8.67% 14.79%     9.79% 14.84%    13.84% 14.99%   10.95%      15.03%
------------------------------------------------------------------------------------------------
1 year            38.93   30.89  37.75     32.75  37.84     36.84  38.13    33.36       38.49
------------------------------------------------------------------------------------------------
5 years           13.83    7.28   9.59      8.10   9.59      9.59  11.11     7.21       12.41
Annual average     2.62    1.42   1.85      1.57   1.85      1.85   2.13     1.40        2.37
------------------------------------------------------------------------------------------------
10 years         140.78  126.87 123.60    123.60 122.30    122.30 129.02   120.92      134.81
Annual average     9.18    8.54   8.38      8.38   8.32      8.32   8.64     8.25        8.91
------------------------------------------------------------------------------------------------
Annual average
(life of fund)     8.60    7.96   7.79      7.79   7.73      7.73   8.05     7.67        8.33
------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

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PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/04
-----------------------------------------------------------------------------
                          Class A    Class B   Class C    Class M    Class R
-----------------------------------------------------------------------------
Distributions (number)       1          1          1          1          1
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Income                    $0.195     $0.131     $0.127     $0.149     $0.201
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Capital gains               --         --         --         --         --
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Total                     $0.195     $0.131     $0.127     $0.149     $0.201
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Share value:            NAV     POP    NAV        NAV    NAV     POP    NAV
-----------------------------------------------------------------------------
9/30/03               $9.22   $9.78  $9.06      $8.93  $9.07   $9.40  $9.21
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3/31/04               10.42   11.00* 10.26      10.12  10.27   10.64  10.38
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* Reflects a reduction in sales charges that took effect on January 28, 2004.


Balanced Portfolio


------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04
------------------------------------------------------------------------------------------------
                      Class A         Class B          Class C          Class M         Class R
(inception dates)     (2/7/94)       (2/11/94)         (9/1/94)         (2/6/95)       (1/21/03)
------------------------------------------------------------------------------------------------
                     NAV    POP     NAV    CDSC      NAV    CDSC       NAV     POP        NAV
------------------------------------------------------------------------------------------------
6 months           11.21%  4.87%  10.77%   5.77%   10.73%   9.73%    10.94%   7.00%     11.16%
------------------------------------------------------------------------------------------------
1 year             27.24  19.88   26.24   21.24    26.33   25.33     26.67   22.30      26.88
------------------------------------------------------------------------------------------------
5 years            16.36   9.66   12.10   10.43    12.07   12.07     13.45    9.47      14.92
Annual average      3.08   1.86    2.31    2.00     2.31    2.31      2.56    1.83       2.82
------------------------------------------------------------------------------------------------
10 years          127.20 114.14  110.82  110.82   109.58  109.58    116.44  108.84     121.53
Annual average      8.55   7.91    7.74    7.74     7.68    7.68      8.03    7.64       8.28
------------------------------------------------------------------------------------------------
Annual average
(life of fund)      8.04   7.41    7.23    7.23     7.17    7.17      7.53    7.15       7.77
------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund limited expenses, without which returns would have been lower.


-----------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/04
-----------------------------------------------------------------------------
                          Class A    Class B   Class C    Class M    Class R
-----------------------------------------------------------------------------

Distributions (number)       2          2          2          2          2
-----------------------------------------------------------------------------
Income                    $0.180     $0.144     $0.143     $0.154     $0.174
-----------------------------------------------------------------------------
Capital gains               --         --         --         --         --
-----------------------------------------------------------------------------
Total                     $0.180     $0.144     $0.143     $0.154     $0.174
-----------------------------------------------------------------------------
Share value:            NAV     POP    NAV        NAV    NAV   POP      NAV
-----------------------------------------------------------------------------
9/30/03               $9.26   $9.82  $9.20      $9.13  $9.24 $9.58    $9.25
-----------------------------------------------------------------------------
3/31/04               10.11   10.67* 10.04       9.96  10.09 10.46    10.10
-----------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.


Conservative Portfolio


------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04
------------------------------------------------------------------------------------------------
                      Class A         Class B          Class C          Class M         Class R
(inception dates)     (2/7/94)       (2/18/94)         (9/1/94)         (2/7/95)       (1/21/03)
------------------------------------------------------------------------------------------------
                     NAV    POP     NAV    CDSC       NAV    CDSC      NAV    POP         NAV
------------------------------------------------------------------------------------------------
6 months            7.14%  0.95%   6.65%   1.65%     6.54%   5.54%    6.79%  3.07%       7.12%
------------------------------------------------------------------------------------------------
1 year             18.22  11.48   17.33   12.33     17.07   16.07    17.45  13.29       18.11
------------------------------------------------------------------------------------------------
5 years            23.67  16.55   18.84   17.12     18.81   18.81    20.16  15.94       22.30
Annual average      4.34   3.11    3.51    3.21      3.51    3.51     3.74   3.00        4.11
------------------------------------------------------------------------------------------------
10 years          105.48  93.76   90.33   90.33     89.73   89.73    94.75  87.96      100.72
Annual average      7.47   6.84    6.65    6.65      6.61    6.61     6.89   6.51        7.22
------------------------------------------------------------------------------------------------
Annual average
(life of fund)      7.05   6.43    6.25    6.25      6.20    6.20     6.49   6.12        6.80
------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund limited expenses, without which returns would have been lower.


-----------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/04
-----------------------------------------------------------------------------
                          Class A    Class B   Class C    Class M    Class R
-----------------------------------------------------------------------------
Distributions (number)       6          6          6          6          6
-----------------------------------------------------------------------------
Income                    $0.229     $0.195     $0.195     $0.206     $0.218
-----------------------------------------------------------------------------
Capital gains               --         --         --         --         --
-----------------------------------------------------------------------------
Total                     $0.229     $0.195     $0.195     $0.206     $0.218
-----------------------------------------------------------------------------
Share value:            NAV     POP    NAV        NAV    NAV   POP      NAV
-----------------------------------------------------------------------------
9/30/03               $8.65   $9.18  $8.60      $8.58  $8.59 $8.90    $8.65
-----------------------------------------------------------------------------
3/31/04                9.03    9.53*  8.97       8.94   8.96  9.28     9.04
-----------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.



-----------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/04
-----------------------------------------------------------------------------
                                                            Lipper Global
                                             Lehman         Flexible
                         Russell 3000        Aggregate      Portfolio Funds
                         Index               Bond Index     category average*
-----------------------------------------------------------------------------
6 months                 14.94%              2.98%          13.88%
-----------------------------------------------------------------------------
1 year                   38.19               5.40           35.27
-----------------------------------------------------------------------------
5 years                   0.72              42.17           27.44
Annual average            0.14               7.29            4.70
-----------------------------------------------------------------------------
10 years                195.78             106.89          132.35
Annual average           11.45               7.54            8.60
-----------------------------------------------------------------------------
Annual average
(life of fund)           10.74               7.08            8.20
-----------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/04, there were 92, 92, 63, and 20 funds, respectively, in this Lipper category.


Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.


Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in each of the three Putnam Asset Allocation Funds from September 30, 2003, to March 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                          Class A    Class B   Class C    Class M    Class R
-----------------------------------------------------------------------------
Growth Portfolio
-----------------------------------------------------------------------------
Expenses paid per $1,000*    $7        $11       $11        $10         $8
-----------------------------------------------------------------------------
Ending value
(after expenses)         $1,153     $1,148    $1,148     $1,150     $1,150
-----------------------------------------------------------------------------
Balanced Portfolio
-----------------------------------------------------------------------------
Expenses paid per $1,000*    $6        $10       $10         $9         $8
-----------------------------------------------------------------------------
Ending value
(after expenses)         $1,112     $1,108    $1,107     $1,109     $1,112
-----------------------------------------------------------------------------
Conservative Portfolio
-----------------------------------------------------------------------------
Expenses paid per $1,000*    $7        $11       $11        $10         $8
-----------------------------------------------------------------------------
Ending value
(after expenses)         $1,071     $1,067    $1,065     $1,068     $1,071
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the expense ratio comparison table in the next section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by 365 (or 366, for leap years).


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2004, use the calculation method at the top of the next page. See your September 30, 2003, Putnam statement or call Putnam at 1-800-225-1581 to find the value of your investment in the fund on September 30, 2003.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                 Expenses paid          expenses
investment on 9/30/03  [DIV]    $1,000   X    per $1,000          =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of the Balanced
Portfolio.
-----------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $6 (see table above)  =  $60
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds


Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                          Class A    Class B   Class C    Class M    Class R
-----------------------------------------------------------------------------
Growth Portfolio
-----------------------------------------------------------------------------
Expenses paid per $1,000*    $7        $10       $10         $9         $8
-----------------------------------------------------------------------------
Ending value
(after expenses)         $1,037     $1,030    $1,030     $1,032     $1,035
-----------------------------------------------------------------------------
Balanced Portfolio
-----------------------------------------------------------------------------
Expenses paid per $1,000*    $6        $10       $10         $9         $7
-----------------------------------------------------------------------------
Ending value
(after expenses)         $1,038     $1,031    $1,031     $1,033     $1,036
-----------------------------------------------------------------------------
Conservative Portfolio
-----------------------------------------------------------------------------
Expenses paid per $1,000*    $7        $11       $11         $9         $8
-----------------------------------------------------------------------------
Ending value
(after expenses)         $1,036     $1,029    $1,029     $1,031     $1,034
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the next table). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by 365 (or 366, for leap years).


Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                          Class A    Class B   Class C    Class M    Class R
-----------------------------------------------------------------------------
Growth Portfolio
annualized expense        1.29%      2.04%     2.04%      1.79%      1.54%
-----------------------------------------------------------------------------
Balanced Portfolio
annualized expense        1.20%      1.95%     1.95%      1.70%      1.45%
-----------------------------------------------------------------------------
Conservative Portfolio
annualized expense        1.37%      2.12%     2.12%      1.87%      1.62%
-----------------------------------------------------------------------------
Average annualized
expense ratio for
Lipper peer group+        1.47%      2.22%     2.22%      1.97%      1.72%
-----------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the funds, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data are for the most recent fiscal periods available as of March 31, 2004. For class B, C, M, and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the funds, which may limit the comparability of the funds' expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.96

U.S. stock
fund average           3.97

0%   INCREASING RISK   100%

Growth
Portfolio


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.27

U.S. stock
fund average           3.97

0%   INCREASING RISK   100%

Balanced
Portfolio


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.38

Taxable bond
fund average           0.32

0%   INCREASING RISK   100%

Conservative
Portfolio


Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for each fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Chase Developed High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of developed markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of securities from emerging markets available to non-domestic investors.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index, and 5% the JP Morgan Chase Developed High Yield Index.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Chase Developed High Yield Index, and 5% the Morgan Stanley Capital International (MSCI) EAFE Index.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Chase Developed High Yield Index, and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.





The funds' portfolios
March 31, 2004 (Unaudited)

                                                     Growth 80.4%                 Balanced 61.7%              Conservative 30.6%

Common stocks (a)                               Shares          Value         Shares          Value         Shares          Value

Banking                                                          7.2%                          5.0%                          2.1%
---------------------------------------------------------------------------------------------------------------------------------
ABN AMRO Holdings NV (Netherlands)              50,257     $1,120,777         30,718       $685,039          4,815       $107,379
ABN AMRO Holdings NV (Netherlands)
(RES)                                           27,300        608,815         39,800        887,576          6,300        140,496
Akbank TAS (Turkey)                        173,008,302        923,414             --             --             --             --
Allied Irish Banks PLC (Ireland)               144,894      2,161,299        193,530      2,886,774         31,229        465,825
Anglo Irish Bank Corp. PLC (Ireland)            41,879        668,937         27,879        445,314          4,696         75,010
Australia & New Zealand Banking Group,
Ltd. (Australia)                                95,349      1,380,088        118,686      1,717,869         19,027        275,398
Banca Popolare di Milano Scrl (BPM)
(Italy)                                         41,300        240,025             --             --             --             --
Banco Bradesco SA ADR (Brazil)                  15,153        729,617             --             --             --             --
Banco Itau SA ADR (Brazil)                      36,428      1,703,738         19,200        897,984          3,100        144,987
Banco Itau SA (Preference)  (Brazil)             5,137        476,680             --             --             --             --
Banco Popular Espanol (Spain)                   20,570      1,203,565         13,367        782,112          2,154        126,032
Bangkok Bank Public Co.,
Ltd. (Thailand) (NON)                          314,200        755,904             --             --             --             --
Bangkok Bank Public Co., Ltd. 144A
(Thailand) (NON)                               115,600        278,111             --             --             --             --
Bank Central Asia Tbk PT (Indonesia)         1,041,000        443,833             --             --             --             --
Bank Hapoalim, Ltd. (Israel)                   149,170        391,076             --             --             --             --
Bank of Hawaii Corp.                                --             --             --             --          1,700         78,761
Bank of Ireland (Ireland)                       46,862        584,430             --             --             --             --
Bank of Montreal (Canada)                        4,346        179,350             70          2,889             11            454
Bank of Nova Scotia (Canada)                     2,000        107,754             --             --             --             --
Bank of the Ozarks, Inc.                        19,460        536,123         40,880      1,126,244             --             --
Bank of Yokohama, Ltd. (The)  (Japan)          111,000        653,130        161,000        947,332         26,000        152,985
BankAtlantic Bancorp, Inc. Class A              12,500        212,000         24,580        416,877             --             --
Barclays PLC (United Kingdom)                  424,479      3,738,462        467,082      4,113,674         74,880        659,481
BNP Paribas SA (France)                         67,887      4,148,116         71,447      4,365,644         11,543        705,315
Bolig OG Naeringsbanken (Norway)                    40          1,457             --             --             --             --
Canadian Imperial Bank of Commerce
(Canada)                                        49,667      2,585,209         69,500      3,617,533         11,100        577,764
Central Pacific Financial Corp.                 11,500        342,585         24,100        717,939             --             --
Charter One Financial, Inc.                     11,527        407,559         12,057        426,336             --             --
Chinatrust Financial Holding Co.
(Taiwan)                                       599,376        719,616             --             --             --             --
City Holding Co.                                11,000        377,300         21,900        751,170             --             --
Colonial Bancgroup, Inc.                        44,580        824,730         88,630      1,639,655             --             --
Columbia Banking Systems, Inc.                      --             --             --             --          5,666        158,648
Commerce Asset-Holding  Berhad
(Malaysia)                                     249,000        340,737             --             --             --             --
Commerce Bancorp, Inc.                           8,300        546,804          7,050        464,454             --             --
Compass Bancshares, Inc.                        16,500        684,255         18,000        746,460          7,800        323,466
Danske Bank A/S (Denmark)                       59,245      1,340,008         61,198      1,384,182          9,821        222,132
DBS Group Holdings, Ltd. (Singapore)            87,000        747,494         83,000        713,126         14,000        120,286
Depfa Bank PLC (Ireland)                         4,965        777,203          7,419      1,161,343          1,196        187,218
DnB Holdings ASA (Norway)                       36,812        241,383             --             --             --             --
Doral Financial Corp.                           51,416      1,809,843         81,085      2,854,192         27,601        971,555
Downey Financial Corp.                           3,500        185,150          6,800        359,720             --             --
Erste Bank der Oesterreichischen
Sparkassen AG (Austria)                          1,786        267,285          2,693        403,023            451         67,495
Fifth Third Bancorp                             16,550        916,374         16,815        931,047          5,600        310,072
First Financial Holding Co., Ltd.
(Taiwan) (NON)                                 651,000        512,489             --             --             --             --
First Tennessee National Corp.                      --             --          5,566        265,498             --             --
FirstFed Financial Corp. (NON)                  21,900      1,010,247         43,490      2,006,194             --             --
Flagstar Bancorp, Inc.                          24,016        616,010         53,874      1,381,868          8,100        207,765
Fubon Financial Holding Co., Ltd.
(Taiwan)                                       695,455        731,390             --             --             --             --
Greenpoint Financial Corp.                      14,875        650,186         12,730        556,428             --             --
HDFC Bank, Ltd. (India)                        165,628      1,444,901         73,503        641,223         12,497        109,021
HDFC Bank, Ltd. ADR (India)                      6,400        192,512             --             --             --             --
Hibernia Corp. Class A                              --             --             --             --         18,200        427,518
Housing Development Finance Corp.,
Ltd. (India)                                    78,216      1,161,608             --             --             --             --
HSBC Holdings PLC (London  Exchange)
(United Kingdom)                               325,385      4,837,497        487,933      7,254,097         78,032      1,160,101
HSBC Holdings PLC (Hong Kong Exchange)
(United Kingdom)                               158,824      2,395,520             --             --             --             --
HSBC Holdings PLC ADR (United Kingdom)           2,026        151,545             --             --             --             --
Hudson United Bancorp                           44,640      1,698,552         91,210      3,470,541             --             --
Hypo Real Estate Holding (Germany)
(NON)                                            1,550         43,422             --             --             --             --
Irwin Financial Corp.                           46,040      1,242,159         92,500      2,495,650             --             --
ITLA Capital Corp. (NON)                            --             --             --             --          4,336        214,459
Kasikornbank PCL (Thailand) (NON)              353,100        444,971             --             --             --             --
Komercni Banka AS (Czech Republic)               4,061        486,374             --             --             --             --
Kookmin Bank (South Korea) (NON)                66,855      2,712,230             --             --             --             --
Local Financial Corp. (NON)                         --             --             --             --         15,500        337,900
M&T Bank Corp.                                   4,403        395,610          4,625        415,556          2,000        179,700
MAF Bancorp, Inc.                               11,640        505,874         23,700      1,030,002             --             --
Malayan Banking Berhad (Malaysia)              217,500        663,947             --             --             --             --
Mizuho Financial Group, Inc. (Japan)               255      1,098,356            383      1,649,688             61        262,744
National City Corp.                             20,850        741,843         17,790        632,968             --             --
Nordea AB (Sweden)                             105,526        720,959        117,500        802,766         19,050        130,151
Northern Rock PLC (United Kingdom)              45,032        642,595         67,528        963,607         10,799        154,099
Oriental Bank Of Commerce (India)               51,874        360,020             --             --             --             --
Oriental Financial Group                        10,454        332,960         20,704        659,422         13,923        443,448
OTP Bank Rt. GDR (Hungary) (NON)                 9,791        369,610             --             --             --             --
Pacific Capital Bancorp.                            --             --             30          1,190             --             --
Provident Bankshares Corp.                      20,595        646,271         41,007      1,286,800             --             --
Public Bank Berhad (Malaysia)                  685,093        558,892             --             --             --             --
R&G Financial Corp. Class B                     34,580      1,194,393         68,230      2,356,664         15,689        541,898
Republic Bancorp, Inc.                          57,820        812,949        114,958      1,616,309             --             --
Royal Bank of Scotland Group PLC
(United Kingdom)                                51,127      1,557,792         15,804        481,533          2,689         81,931
Sberbank RF (Russia) (NON)                       3,326      1,483,396             --             --             --             --
Shinsei Bank, Ltd. (Japan)                       7,000         55,524         11,000         87,251          2,000         15,864
Skandinaviska Enskilda Banken AB
(Sweden)                                        18,800        275,590             --             --             --             --
Sky Financial Group, Inc.                       14,580        378,351         29,070        754,367             --             --
Societe Generale (France)                       19,180      1,637,869         20,356      1,738,294          3,278        279,924
Standard Bank Investment  Corp., Ltd.
(South Africa)                                  74,729        498,589             --             --             --             --
State Street Corp.                              45,300      2,361,489         48,270      2,516,315         20,700      1,079,091
Sumitomo Mitsui Financial Group, Inc.
(Japan)                                             34        251,707             --             --             --             --
SunTrust Banks, Inc.                             5,800        404,318          6,300        439,173          3,000        209,130
Svenska Handelsbanken AB Class A
(Sweden)                                         7,414        140,156             --             --             --             --
Taishin Financial Holdings Co.,  Ltd.
(Taiwan)                                       639,000        642,885             --             --             --             --
Trustmark Corp.                                 11,590        337,269         23,100        672,210             --             --
Turkiye Garanti Bankasi AS (Turkey)
(NON)                                      230,382,881        830,010             --             --             --             --
U.S. Bancorp                                   292,507      8,087,819        322,139      8,907,143        107,800      2,980,670
UFJ Holdings, Inc. (Japan)                         209      1,330,237            190      1,209,307             31        197,308
Unibanco-Uniao de Bancos Brasileiros
SA GDR (Brazil)                                 42,598      1,042,373             --             --             --             --
UnionBanCal Corp.                                3,900        204,321          7,235        379,042             --             --
United Overseas Bank, Ltd. (Singapore)         128,000      1,023,389         86,000        687,590         15,000        119,928
Wachovia Corp.                                 110,200      5,179,400        121,728      5,721,216         42,000      1,974,000
Washington Federal, Inc.                        22,740        580,552         44,910      1,146,552             --             --
Webster Financial Corp.                         15,400        780,934         30,600      1,551,726             --             --
Wells Fargo & Co.                              104,000      5,893,680        108,735      6,162,012         35,800      2,028,786
Westpac Banking Corp. (Australia)              259,683      3,479,147        294,780      3,949,365         47,200        632,370
Zions Bancorp.                                   8,730        499,356          9,280        530,816          3,530        201,916
                                                         ------------                  ------------                  ------------
                                                          104,692,281                   101,865,891                    19,840,481

Basic Materials                                                  4.0%                          2.1%                          1.1%
---------------------------------------------------------------------------------------------------------------------------------
3M Co.                                          38,000      3,111,060         37,630      3,080,768         10,800        884,196
A. Schulman, Inc.                                   --             --          4,746         93,259             --             --
Abitibi-Consolidated, Inc. (Toronto
Exchange) (Canada)                              88,400        627,633        129,300        918,019         20,500        145,548
Air Liquide (France)                               827        140,735             --             --             --             --
AK Steel Holding Corp. (NON)                    39,000        228,930         81,800        480,166             --             --
Albany International Corp.                       7,447        200,250         14,482        389,421             --             --
Alcoa, Inc.                                     10,200        353,838          8,680        301,109             --             --
Amcor, Ltd. (Australia)                        107,661        657,507        157,469        961,695         25,115        153,382
Ameron International Corp.                      17,460        588,926         34,640      1,168,407             --             --
Anglo American Platinum Corp. (South
Africa)                                         18,257        806,266             --             --             --             --
Anglo American PLC (United Kingdom)            208,572      4,971,307             --             --             --             --
Anglogold, Ltd. (South Africa)                  16,400        702,373             --             --             --             --
Arcelor (Luxembourg)                             9,228        167,355             --             --             --             --
Avery Dennison Corp.                             6,100        379,481          6,600        410,586          3,100        192,851
BASF AG (Germany)                                9,220        468,438             --             --             --             --
BHP Billiton PLC (United Kingdom)              237,522      2,165,011        278,555      2,539,027         44,603        406,556
BHP Billiton, Ltd. (Australia)                  62,039        580,641             --             --             --             --
BlueScope Steel, Ltd. (Australia)              146,794        705,994        158,384        761,735         25,004        120,255
Boise Cascade Corp.                             40,008      1,386,277         43,805      1,517,843         19,100        661,815
Brady Corp.                                         --             --          1,450         55,216             --             --
Caemi Mineracao e Metalurgica SA
(Preference) (Brazil)                          845,000        397,272             --             --             --             --
Cemex SA de CV ADR  (Mexico)                    35,325      1,053,392             --             --             --             --
China Oriental Group Company Ltd. 144A
(Hong Kong) (NON)                               52,000         17,355             --             --             --             --
China Steel Corp. (Taiwan)                     846,000        876,857             --             --             --             --
Ciba Specialty Chemicals
AG (Switzerland) (NON)                           4,827        329,512          7,065        482,288          1,211         82,668
Compagnie de Saint Gobain (France)              21,246      1,073,175         13,483        681,051          2,122        107,186
Companhia Siderurgica  Nacional SA
(Brazil)                                        10,256        700,041             --             --             --             --
Companhia Vale do Rio Doce (CVRD) ADR
(Brazil)                                        30,962      1,699,814         18,800      1,032,120          3,100        170,190
Companhia Vale do Rio Doce (CVRD)
(Preference A) ADR (Brazil)                     26,200      1,227,470             --             --             --             --
CRH PLC (Ireland)                               70,922      1,442,198         67,192      1,366,348         10,828        220,187
Dongkuk Steel Mill Co., Ltd. (South
Korea)                                          40,030        384,165             --             --             --             --
Dow Chemical Co. (The)                          51,096      2,058,147         59,448      2,394,565         19,300        777,404
Engelhard Corp.                                 29,200        872,788         35,452      1,059,660         14,200        424,438
Ethyl Corp. (NON)                               30,400        602,224         59,700      1,182,657         26,308        521,161
Formosa Chemicals & Fibre Corp.
(Taiwan)                                       293,000        467,553             --             --             --             --
Formosa Plastics Corp. (Taiwan)                280,828        448,130             --             --             --             --
Freeport-McMoRan Copper & Gold, Inc.
Class B                                         24,000        938,160         32,220      1,259,480             --             --
Fresh Del Monte Produce (Cayman
Islands)                                            --             --             --             --         19,389        499,461
Gerdau SA (Preferred) ADR (Brazil)              20,940        487,902             --             --             --             --
GMK Norilsk Nickel ADR (Russia)                 10,900        839,300             --             --             --             --
Harmony Gold Mining Co., Ltd. (South
Africa)                                         34,300        537,249             --             --             --             --
Henkel KGaA (Germany)                            1,478        112,593             --             --             --             --
Hindalco Industries, Inc. (India)               15,026        421,695             --             --             --             --
Holcim, Ltd. (Switzerland)                       4,676        250,157             --             --             --             --
Impala Platinum Holdings, Ltd. (South
Africa)                                         13,974      1,144,669             --             --             --             --
Imperial Chemical Industries PLC
(United Kingdom)                               174,027        721,970        257,139      1,066,769         41,739        173,159
JFE Holdings, Inc. (Japan)                      33,200        908,124         48,500      1,326,627          7,800        213,354
Kadant, Inc. (NON)                              22,400        467,040         44,600        929,910             --             --
Kuraray Co., Ltd. (Japan)                       54,000        464,148         77,000        661,840         12,000        103,144
Lafarge SA (France)                              9,514        769,777          8,896        719,774          1,513        122,417
Louisiana-Pacific Corp.                             --             --          3,279         84,598             --             --
Lubrizol Corp. (The)                                --             --          2,557         80,520             --             --
MacDermid, Inc.                                 19,500        686,205         40,100      1,411,119         12,968        456,344
Mail-Well, Inc. (NON)                           47,100        210,537             --             --             --             --
MeadWestvaco Corp.                              15,300        432,837         16,100        455,469          7,000        198,030
Monsanto Co.                                     2,600         95,342          2,280         83,608             --             --
Nan Ya Plastic Corp. (Taiwan)                  505,002        713,757             --             --             --             --
Norske Skogindustrier ASA (Norway)               4,950         95,932             --             --             --             --
Octel Corp. (United Kingdom)                     9,800        292,530         19,400        579,090         12,571        375,244
Olympic Steel, Inc. (NON)                           --             --             --             --         20,544        287,000
OM Group, Inc. (NON)                            27,126        824,630         45,671      1,388,398         25,807        784,533
Orica, Ltd. (Australia)                         12,959        141,271             --             --             --             --
Pohang Iron & Steel Co., Ltd. (South
Korea)                                           6,030        852,260          3,500        494,678            590         83,389
POSCO ADR (South Korea)                         43,801      1,550,117             --             --             --             --
Potlatch Corp.                                  15,570        634,478         30,685      1,250,414             --             --
PPG Industries, Inc.                            30,150      1,757,745         31,072      1,811,498          9,600        559,680
Reliance Industries, Ltd. (India)
(NON)                                          102,791      1,275,229             --             --             --             --
Rhodia SA (France)                              25,912         80,550             --             --             --             --
Rinker Group, Ltd. (Australia)                  58,765        311,785             --             --             --             --
Rio Tinto PLC (United Kingdom)                  12,414        306,153         18,178        448,305          3,091         76,230
Rohm & Haas Co.                                  3,400        135,456          2,950        117,528             --             --
RPM, Inc.                                        7,200        119,088          6,215        102,796             --             --
Sappi, Ltd. (South Africa)                      85,834      1,189,268         58,802        814,728          9,499        131,613
Schnitzer Steel Industries, Inc.                 7,120        228,267         14,101        452,078             --             --
Siam Cement PCL (Thailand)                     159,400        917,118             --             --             --             --
Sigma-Adrich Corp.                               1,100         60,874            905         50,083             --             --
Silgan Holdings, Inc. (NON)                     12,800        585,344         26,900      1,230,137             --             --
Smurfit-Stone Container Corp. (NON)             77,513      1,363,454         83,138      1,462,397         33,300        585,747
Sonoco Products Co.                             38,966        946,094         42,730      1,037,484         18,600        451,608
Ssab Svenskt Stal AB Class A (Sweden)            8,000        140,621             --             --             --             --
Sterling Chemicals, Inc. (NON)                     125          3,188             --             --             34            867
Sumitomo Chemical Co., Ltd. (Japan)             24,000        113,066             --             --             --             --
Svenska Cellulosa AB (SCA) Class B
(Sweden)                                        20,150        805,947         29,400      1,175,922          4,700        187,988
Titanium Metals Corp. (NON)                        200         19,940            200         19,940             --             --
United States Steel Corp.                        5,300        197,531          4,520        168,460             --             --
Xstrata PLC (Switzerland)                       25,931        345,487         38,956        519,023          6,561         87,414
Yara International ASA (Norway) (NON)            4,259         30,906             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           57,417,906                    42,078,613                    10,245,059

Capital Goods                                                    3.4%                          3.1%                          1.3%
---------------------------------------------------------------------------------------------------------------------------------
Actividades de Construccion
y Servicios SA (Spain)                           1,973         96,484             --             --             --             --
Acuity Brands, Inc.                             54,291      1,296,469        113,115      2,701,186         21,259        507,665
Alfa Laval AB (Sweden)                           7,700        101,638             --             --             --             --
Alstom (France) (NON)                          308,310        746,276        463,225      1,121,254         74,102        179,367
Applied Industrial Technologies, Inc.           31,170        708,182         62,040      1,409,549             --             --
Bandag, Inc.                                    11,900        592,263         23,700      1,179,549             --             --
BHA Group Holdings, Inc.                            --             --             --             --          2,191         65,708
Boeing Co. (The)                                25,900      1,063,713         28,998      1,190,948         12,600        517,482
Briggs & Stratton Corp.                         14,800        998,556         33,656      2,270,770             --             --
Canon, Inc. (Japan)                             49,000      2,539,275         42,000      2,176,521          6,000        310,932
Daelim Industrial Co. (South Korea)             15,720        548,595             --             --             --             --
Daewoo Shipbuilding &
Marine Engineering Co., Ltd.
144A (South Korea)                              32,150        340,798             --             --             --             --
Daito Trust Construction Co., Ltd.
(Japan)                                          3,600        140,525             --             --             --             --
Danaher Corp.                                   21,200      1,979,444         21,080      1,968,240          6,200        578,894
Dover Corp.                                     31,512      1,221,720         32,145      1,246,262         10,900        422,593
Eagle Materials, Inc.                               --             --             --             --          9,391        552,660
Eaton Corp.                                     12,900        724,851         13,850        778,232          5,800        325,902
Engineered Support Systems, Inc.                    --             --         26,962      1,315,476             --             --
Ennis Business Forms                                --             --             --             --         16,800        281,232
EnPro Industries, Inc. (NON)                        --             --          5,547        104,949             --             --
European Aeronautic Defense and Space
Co. (Netherlands)                               62,456      1,346,782         74,071      1,597,244         11,966        258,031
Fanuc, Ltd. (Japan)                             38,100      2,392,010         56,700      3,559,763          9,100        571,320
Flowserve Corp. (NON)                           15,900        333,105         17,519        367,023         14,500        303,775
Gamuda Berhad (Malaysia)                       219,000        363,079             --             --             --             --
Global Imaging Systems, Inc. (NON)              16,900        561,418         38,232      1,270,067             --             --
Goodrich Corp.                                   7,800        218,946          6,620        185,823             --             --
Griffon Corp. (NON)                             30,120        650,592         59,840      1,292,544             --             --
Hon Industries, Inc.                             6,420        238,567         12,730        473,047             --             --
Hubbell, Inc. Class B                               --             --          1,960         78,655             --             --
Illinois Tool Works, Inc.                        4,400        348,612          3,730        295,528             --             --
Ingersoll-Rand Co. Class A (Bermuda)            48,300      3,267,495         51,265      3,468,077         20,000      1,353,000
L-3 Communications Holdings, Inc.                4,700        279,556          5,200        309,296          2,400        142,752
Lincoln Electric Holdings, Inc.                 16,300        458,845         34,200        962,730             --             --
Lockheed Martin Corp.                           65,250      2,978,010         64,425      2,940,357         17,600        803,264
M&F Worldwide Corp. (NON)                           --             --             --             --          7,900        108,151
MAN AG (Germany)                                 6,200        220,920             --             --             --             --
Manitowoc Co., Inc. (The)                       22,098        653,659         43,494      1,286,553         16,335        483,189
Metso Corp. (Finland)                            7,000         94,094             --             --             --             --
NACCO Industries, Inc. Class A                   2,850        234,840          5,480        451,552             --             --
New England Business Service, Inc.               7,350        248,798         15,470        523,660             --             --
Northrop Grumman Corp.                          15,167      1,492,736         16,200      1,594,404          7,200        708,624
Pitney Bowes, Inc.                              19,100        813,851         21,500        916,115          9,300        396,273
Raytheon Co.                                        --             --          2,549         79,886             --             --
Republic Services, Inc.                         54,210      1,467,465         57,700      1,561,939         25,600        692,992
Ricoh Co., Ltd. (Japan)                         37,000        761,273         40,000        822,998          6,000        123,450
Rockwell Collins, Inc.                          10,300        325,583          8,780        277,536             --             --
Scansource, Inc. (NON)                          17,900        858,126         39,163      1,877,474             --             --
Schindler Holding AG (Switzerland)               1,080        314,687             --             --             --             --
Sealed Air Corp. (NON)                          23,400      1,163,682         23,475      1,167,412          7,300        363,029
Siemens AG (Germany)                            39,627      2,926,251         41,673      3,077,337          6,724        496,533
SKF AB Class B (Sweden)                         20,600        746,060         30,100      1,090,117          4,800        173,839
Standard Register Co. (The)                     15,900        254,877         33,692        540,083             --             --
Terex Corp. (NON)                                9,000        332,730         20,917        773,301         13,277        490,851
Thales SA (France)                               8,736        334,254         13,125        502,185          2,211         84,597
ThyssenKrupp AG (Germany)                       27,901        518,000             --             --             --             --
Tomkins PLC (United Kingdom)                    53,720        259,637             --             --             --             --
Tong Yang Industry (Taiwan)                    270,060        459,677             --             --             --             --
Toro Co. (The)                                  20,600      1,277,200         42,300      2,622,600             --             --
United Defense Industries, Inc. (NON)               --             --             --             --         12,100        384,659
United Stationers, Inc. (NON)                   23,600        993,560         51,270      2,158,467         13,436        565,656
United Technologies Corp.                        3,500        302,050          5,113        441,252             --             --
URS Corp. (NON)                                 17,400        500,772         34,500        992,910             --             --
VA Technologie AG (Austria) (NON)                3,421        154,054             --             --             --             --
Vinci SA (France)                               19,038      1,826,914         21,287      2,042,732          3,435        329,628
Watsco, Inc.                                    18,500        536,500         36,700      1,064,300             --             --
Wolseley PLC (United Kingdom)                   42,407        658,130         39,433        611,976          6,148         95,413
World Fuel Services Corp.                       10,780        395,949         21,530        790,797             --             --
York International Corp.                        10,300        404,893         23,750        933,613             --             --
YTL Corp. Berhad (Malaysia)                    414,000        498,979             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           48,566,007                    62,464,289                    12,671,461

Communication Services                                           3.4%                          1.9%                          0.9%
---------------------------------------------------------------------------------------------------------------------------------
AboveNet, Inc. (NON)                               848         32,224             --             --            429         16,302
Advanced Info Service Public Co., Ltd.
(Thailand)                                     150,000        318,865             --             --             --             --
America Movil SA de CV ADR Ser. L
(Mexico)                                        74,930      2,896,045             --             --             --             --
AT&T Corp.                                      12,000        234,840         20,227        395,842             --             --
BellSouth Corp.                                 68,880      1,907,287         87,964      2,435,723         20,900        578,721
Birch Telecom, Inc. (NON)                          664              7             --             --            585              6
Brasil Telecom Paricipacoes SA ADR
(Brazil)                                        27,800        949,370             --             --             --             --
Brightpoint, Inc. (NON)                             --             --             --             --         24,295        372,928
CenturyTel, Inc.                                 9,100        250,159          7,820        214,972             --             --
China Mobile, Ltd. (Hong Kong)                 575,500      1,706,488             --             --             --             --
China Telecom Corp., Ltd. (China)            2,096,000        739,894             --             --             --             --
Citizens Communications Co. (NON)               31,100        402,434         34,000        439,960         15,800        204,452
Covad Communications Group, Inc. (NON)           7,625         19,215             --             --          5,190         13,079
Deutsche Telekom AG (Germany) (NON)            144,471      2,598,769        211,388      3,802,483         34,132        613,972
Deutsche Telekom AG ADR (Germany)
(NON)                                           20,200        364,408             --             --             --             --
Earthlink, Inc. (NON)                          114,249      1,012,246        245,027      2,170,939         60,364        534,825
Echostar Communications  Corp. Class A
(NON)                                            4,850        158,838          4,145        135,749             --             --
Globix Corp. (NON)                               9,289         30,561             --             --          4,816         15,845
KT Corp. ADR (South Korea)                      46,920        893,357             --             --             --             --
Microcell Telecommunications,  Inc.
Class A (Canada) (NON)                              17            318             --             --              8            150
Microcell Telecommunications,  Inc.
Class B (Canada) (NON)                           2,052         39,038             --             --          1,026         19,519
Mobile Telesystems ADR  (Russia)                 3,000        394,500             --             --             --             --
Nextel Communications, Inc. Class A
(NON)                                           24,450        604,649         20,895        516,733             --             --
NII Holdings, Inc. (NON)                        11,400        399,342         24,000        840,720             --             --
Nippon Telegraph and Telephone  Corp.
(NTT) (Japan)                                      535      3,034,804            607      3,443,227             98        555,908
NTT DoCoMo, Inc. (Japan)                           701      1,550,139            586      1,295,837             94        207,865
NTT DoCoMo, Inc. ADR (Japan)                     2,118         46,935             --             --             --             --
Pac-West Telecomm, Inc. (NON)                       --             --             --             --        119,000        189,210
Philippine Long Distance (Philippines)
(NON)                                           11,452        193,929             --             --             --             --
Portugal Telecom SGPS SA (Portugal)            109,570      1,225,121        123,897      1,385,313         19,667        219,900
PT Telekomunikasi (Indonesia)                  870,500        711,774             --             --             --             --
SBC Communications, Inc.                       129,145      3,169,218        129,685      3,182,470         42,300      1,038,042
Shenandoah Telecom Co.                              --             --             --             --          2,000         45,700
SK Telecom Co., Ltd. ADR (South Korea)         105,053      2,237,629         46,976      1,000,589          7,024        149,611
Sprint Corp. (FON Group)                         9,900        182,457         24,042        443,094             --             --
Swisscom AG (Switzerland)                        1,152        378,421             --             --             --             --
Tele Norte Leste Participacoes SA ADR
(Brazil)                                        96,088      1,247,222             --             --             --             --
Telecom Italia Mobile SpA (Italy)              227,496      1,285,812        235,000      1,328,225         37,750        213,364
Telecom Italia SpA (Italy)                     408,865        929,389             --             --             --             --
Telefonica SA (Spain)                           66,871      1,011,444         76,010      1,149,674         12,314        186,253
Telefonica SA ADR (Spain)                        2,506        114,123             --             --             --             --
Telefonos de Mexico SA de  CV (Telmex)
ADR Class L  (Mexico)                           54,566      1,904,899             --             --             --             --
Telekom Malaysia Berhad (Malaysia)             161,200        436,937             --             --             --             --
Telekomunikacja Polska SA GDR (Poland)         102,777        416,339             --             --             --             --
Telemar Norte Leste SA - (Preference)
(Brazil)                                        25,087        447,675             --             --             --             --
Telenor ASA (Norway)                            19,400        134,559             --             --             --             --
Telstra Corp., Ltd. (Australia)                 84,588        293,168             --             --             --             --
US UnWired, Inc. (NON)                              --             --             --             --         11,800         21,358
Verizon Communications, Inc.                   144,786      5,290,480        160,008      5,846,692         48,400      1,768,536
Vodafone Group PLC (United Kingdom)          2,954,555      6,990,592      3,203,145      7,578,765        508,327      1,202,721
Vodafone Group PLC ADR (United
Kingdom)                                         5,100        121,890             --             --             --             --
Western Wireless Corp. Class A (NON)            15,400        359,898         32,300        754,851             --             --
                                                         ------------                  ------------                  ------------
                                                           49,667,708                    38,361,858                     8,168,267

Communications  Equipment                                        1.9%                          1.7%                          0.9%
---------------------------------------------------------------------------------------------------------------------------------
Alcatel SA (France) (NON)                       23,707        374,014         35,274        556,501          6,037         95,243
Arris Group, Inc. (NON)                         66,900        615,480        132,900      1,222,680             --             --
Aspect Communications Corp. (NON)               78,800      1,234,796        159,400      2,497,798         29,009        454,571
C-COR.net Corp. (NON)                               --             --             --             --         10,770        150,995
Cisco Systems, Inc. (NON) (SEG)                386,050      9,079,896        397,251      9,343,344        132,300      3,111,695
Coinstar, Inc. (NON)                            16,042        254,587         31,772        504,222             --             --
Comtech Telecommunications (NON)                17,450        404,840         36,600        849,120             --             --
Digi International, Inc. (NON)                      --             --             --             --         45,900        453,033
Foundry Networks, Inc. (NON)                    41,500        712,555         64,695      1,110,813             --             --
Harris Corp.                                    20,600        997,246         38,100      1,844,421             --             --
Inter-Tel, Inc.                                  8,180        245,891         15,860        476,752             --             --
Juniper Networks, Inc. (NON)                     6,900        179,469          7,600        197,676          3,500         91,035
Lightbridge, Inc. (NON)                             --             --          5,733         33,825         24,915        146,999
Nokia OYJ (Finland)                            223,221      4,574,851        228,914      4,691,527         36,562        749,328
Nokia OYJ ADR (Finland)                         53,500      1,084,980         50,890      1,032,049         15,900        322,452
Plantronics, Inc. (NON)                             --             --             --             --         14,623        535,348
PTEK Holdings, Inc. (NON)                       43,900        403,441         92,100        846,399         50,700        465,933
Qualcomm, Inc.                                  75,650      5,024,673         77,000      5,114,340         20,500      1,361,610
Scientific-Atlanta, Inc.                         6,350        205,359          5,390        174,313             --             --
Telefonaktiebolaget LM Ericsson  AB
Class B (Sweden) (NON)                         918,902      2,547,765      1,013,955      2,811,311        163,389        453,015
Viasat, Inc. (NON)                                  --             --             --             --          6,246        155,400
                                                         ------------                  ------------                  ------------
                                                           27,939,843                    33,307,091                     8,546,657

Computers                                                        2.2%                          1.8%                          1.0%
---------------------------------------------------------------------------------------------------------------------------------
Anixter International, Inc.                     31,960        902,870         65,740      1,857,155             --             --
Benq Corp. (Taiwan)                            235,000        312,857             --             --             --             --
Catapult Communications  Corp. (NON)            19,000        338,751         39,900        711,377             --             --
Compal Electronics, Inc.  (Taiwan)           1,396,510      1,761,555      1,165,000      1,469,529        188,000        237,143
Corillian Corp. (NON)                               --             --             --             --         14,900         73,755
Dell, Inc. (NON)                               135,250      4,547,105        137,320      4,616,698         45,700      1,536,434
EMC Corp. (NON)                                 32,600        443,686         27,800        378,358             --             --
Hewlett-Packard Co. (SEG)                      435,103      9,937,753        464,496     10,609,089        170,500      3,894,220
Hitachi, Ltd. (Japan)                           51,000        395,702         73,000        566,397         12,000         93,106
Hutchinson Technology, Inc. (NON)               10,120        283,967         20,120        564,567             --             --
IBM Corp.                                       52,350      4,807,824         56,738      5,210,818         16,750      1,538,320
Insight Enterprises, Inc. (NON)                 22,300        429,275         44,400        854,700          8,000        154,000
Lexmark International, Inc. (NON)               26,700      2,456,400         27,394      2,520,248          7,700        708,400
M-Systems Flash Disk Pioneers (Israel)
(NON)                                           18,385        374,686             --             --             --             --
Media Tek, Inc. (Taiwan)                        33,300        343,122             --             --             --             --
Micros Systems, Inc. (NON)                          --             --          1,700         76,755             --             --
Mobius Management Systems, Inc. (NON)           27,000        246,510         56,700        517,671             --             --
NCR Corp. (NON)                                 21,600        951,696         46,947      2,068,485             --             --
NCSoft Corp. (South Korea) (NON)                 5,660        350,108             --             --             --             --
PalmOne, Inc. (NON)                             16,400        350,304         32,000        683,520             --             --
Pomeroy Computer Resources, Inc.                40,000        580,000         78,600      1,139,700          8,512        123,424
Renaissance Learning, Inc.                          --             --             --             --         11,137        293,460
Satyam Computer Services., Ltd.
(India)                                        112,828        763,547             --             --             --             --
Sharp Corp. (Japan)                             51,000        911,537         77,000      1,376,243         12,000        214,479
Sun Microsystems, Inc. (NON)                    95,500        397,280        104,800        435,968         49,100        204,256
Synaptics, Inc. (NON)                               --             --          4,252         74,580             --             --
Western Digital Corp. (NON)                         --             --             --             --         25,605        287,544
Zyxel Communications Corp. (Taiwan)            206,550        439,468             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           32,326,003                    35,731,858                     9,358,541

Conglomerates                                                    1.7%                          1.2%                          0.8%
---------------------------------------------------------------------------------------------------------------------------------
Anadolu Efes Biracilik Ve Malt Sanayii
AS (Turkey)                                 39,828,610        546,637             --             --             --             --
Berkshire Hathaway, Inc. Class B (NON)             627      1,950,603            673      2,093,710            285        886,638
Brambles Industries, Ltd. (Australia)           49,265        210,986             --             --             --             --
China Merchants Holdings International
Co., Ltd. (Hong Kong)                          280,000        393,566             --             --             --             --
General Electric Co. (SEG)                     423,300     12,919,116        453,496     13,840,698        149,100      4,550,532
Harman International Industries, Inc.            6,500        517,400          6,220        495,112          1,400        111,440
Honeywell International, Inc.                   41,139      1,392,555         45,045      1,524,773         19,600        663,460
Itochu Corp. (Japan)                           160,000        719,931             --             --             --             --
ITT Industries, Inc.                               800         61,064            805         61,446             --             --
Marubeni Corp. (Japan)                         184,000        500,644             --             --             --             --
Mitsubishi Corp. (Japan)                         7,500         88,693             --             --             --             --
Sumitomo Corp. (Japan)                          23,000        207,201             --             --             --             --
Swire Pacific, Ltd. (Hong Kong)                 98,000        663,582        147,000        995,372         23,500        159,124
Tyco International, Ltd. (Bermuda)             170,990      4,898,864        173,305      4,965,188         54,600      1,564,290
                                                         ------------                  ------------                  ------------
                                                           25,070,842                    23,976,299                     7,935,484

Consumer Cyclicals                                              10.2%                          8.6%                          4.0%
---------------------------------------------------------------------------------------------------------------------------------
Aaron Rents, Inc.                               16,000        398,240         33,600        836,304             --             --
Accor SA (France)                               10,199        413,164         14,974        606,600          2,554        103,463
Adecco SA (Switzerland)                         18,065        998,539         26,423      1,460,526          4,279        236,521
Adidas-Salomon AG (Germany)                      1,180        136,722             --             --             --             --
Administaff, Inc. (NON)                             --             --          3,045         53,074         23,871        416,072
Advance Auto Parts, Inc. (NON)                  22,700        923,209         21,965        893,317          5,500        223,685
Aeon Co., Ltd. (Japan)                          11,900        513,710             --             --             --             --
Aeropostale, Inc. (NON)                         26,800        971,768         56,200      2,037,812          4,400        159,544
Aggregate Industries PLC (United
Kingdom)                                       459,084        717,110        535,995        837,248         86,595        135,265
Amazon.com, Inc. (NON)                           1,800         77,904          1,900         82,232            900         38,952
American Axle &
Manufacturing Holdings, Inc. (NON)              20,454        753,730         28,634      1,055,163         11,200        412,720
American Standard Cos., Inc. (NON)               4,400        500,500          3,720        423,150             --             --
Ameristar Casinos, Inc.                         14,856        501,375         33,993      1,147,230          7,800        263,242
AnnTaylor Stores Corp. (NON)                     8,300        355,240         17,400        744,720             --             --
Antena 3 Television SA (Spain) (NON)                50          2,304             --             --             --             --
Applica, Inc. (NON)                                 --             --             --             --         17,000        191,080
aQuantive, Inc. (NON)                               --             --          6,393         61,373             --             --
Asahi Chemical Industry Co., Ltd.
(Japan)                                         44,000        258,475             --             --             --             --
Asahi Glass Co., Ltd. (Japan)                   29,000        313,393             --             --             --             --
Audiovox Corp. Class A (NON)                    20,100        402,000         47,490        949,800             --             --
Autoliv, Inc.                                       --             --          3,339        136,899             --             --
AutoZone, Inc. (NON)                            31,300      2,690,861         32,365      2,782,419         11,400        980,058
Barnes & Noble, Inc. (NON)                      21,000        684,600         27,250        888,350          4,500        146,700
Barratt Developments PLC (United
Kingdom)                                        46,345        529,746             --             --             --             --
Bayerische Motoren Werke  (BMW) AG
(Germany)                                       30,777      1,259,263         38,970      1,594,485          6,276        256,787
Bed Bath & Beyond, Inc. (NON)                   13,300        555,408         13,975        583,596          5,600        233,856
Best Buy Co., Inc.                              16,500        853,380         17,750        918,030          7,500        387,900
Big 5 Sporting Goods Corp. (NON)                17,700        446,925         37,100        936,775             --             --
Blockbuster, Inc. Class A                           --             --             --             --          6,000        105,000
Borders Group, Inc.                                 --             --             --             --          2,700         64,098
BorgWarner, Inc.                                 4,400        373,252          5,000        424,150          2,300        195,109
Bridgestone Corp. (Japan)                       77,000      1,208,932        113,000      1,774,147         18,000        282,607
Brink's Co. (The)                               22,700        626,066         50,828      1,401,836             --             --
Brookstone, Inc. (NON)                          44,150      1,214,567         89,980      2,475,350             --             --
Brown Shoe Co., Inc.                            27,880      1,015,668         55,510      2,022,229             --             --
Cendant Corp.                                       --             --          2,271         55,390             --             --
Charming Shoppes (NON)                          64,300        500,897        127,700        994,783             --             --
Cheil Communications, Inc. (South
Korea)                                           1,955        316,395             --             --             --             --
Chico's FAS, Inc. (NON)                          2,500        116,000          2,170        100,688             --             --
Children's Place Retail Stores, Inc.
(The) (NON)                                     15,500        480,035         30,900        956,973             --             --
Choice Hotels International, Inc.                9,400        420,556         18,750        838,875             --             --
Claire's Stores, Inc.                           23,700        493,908         20,220        421,385         12,740        265,502
Clear Media, Ltd. (Hong Kong) (NON)            354,000        311,272             --             --             --             --
Coach, Inc. (NON)                                5,300        217,247          4,570        187,324             --             --
Consolidated Graphics, Inc. (NON)                   --             --             --             --         12,707        488,584
Continental AG (Germany)                        18,700        737,552         19,800        780,937          3,100        122,268
CPI Corp.                                           --             --             --             --          6,500        123,695
CSK Auto Corp. (NON)                            34,700        628,417         72,800      1,318,408             --             --
CSR, Ltd. (Australia)                           97,039        143,714             --             --             --             --
Culp, Inc. (NON)                                    --             --             --             --         16,437        169,301
D.R. Horton, Inc.                               36,450      1,291,424         35,362      1,252,876          8,300        294,069
Dai Nippon Printing Co., Ltd. (Japan)           13,000        215,104             --             --             --             --
Dana Corp.                                      10,700        212,502          9,125        181,223             --             --
Denso Corp. (Japan)                             29,900        681,309         36,900        840,813          5,900        134,439
Dentsu, Inc. (Japan)                               118        360,773            178        544,217             30         91,722
Denway Motors, Ltd. (Hong Kong)                452,000        522,188             --             --             --             --
Dillards, Inc. Class A                          48,893        936,790         96,831      1,855,282             --             --
Dixons Group PLC (United Kingdom)              186,130        526,759        266,471        754,128         43,047        121,826
Dogan Yayin Holding (Turkey) (NON)         277,791,108      1,101,420             --             --             --             --
Drew Industries, Inc. (NON)                         --             --             --             --          3,400        119,272
eBay, Inc. (NON)                                 3,300        228,789          2,852        197,729             --             --
Electrolux AB Class B (Sweden)                  12,700        259,459             --             --             --             --
ElkCorp.                                        13,700        371,133         28,700        777,483             --             --
Enterprise Inns PLC (United Kingdom)            54,857        616,457         80,788        907,858         13,157        147,852
ePlus, Inc. (NON)                                   --             --             --             --          5,600         72,632
Federated Department Stores, Inc.               11,350        613,468         14,195        767,240             --             --
Finlay Enterprises, Inc. (NON)                  25,674        462,389         50,965        917,880          4,500         81,045
Ford Otomotiv Sanayi AS (Turkey) (NON)      88,196,286        739,732             --             --             --             --
Fox Entertainment Group, Inc. Class A
(NON)                                            6,650        180,215          5,650        153,115             --             --
Gap, Inc. (The)                                 63,100      1,383,152         70,907      1,554,281         25,100        550,192
Genesco, Inc. (NON)                                 --             --          4,953        114,811         11,978        277,650
Genlyte Group, Inc. (The) (NON)                 22,500      1,260,900         46,500      2,605,860          8,000        448,320
Goody's Family Clothing, Inc.                   67,500        963,225        134,140      1,914,178         29,527        421,350
Greek Organization of
Football Prognostics SA (Greece)                24,022        407,909         29,590        502,457          5,040         85,582
Greek Organization of
Football Prognostics SA 144A  (Greece)          11,096        188,417             --             --             --             --
Grupo Televisa SA de CV ADR (Mexico)            15,460        731,876             --             --             --             --
GTECH Holdings Corp.                            21,150      1,250,811         21,860      1,292,800          8,000        473,120
Gucci Group NV (Netherlands)                         2            170             --             --             --             --
GUS PLC (United Kingdom)                       170,465      2,346,344        203,177      2,796,604         32,437        446,475
H&R Block, Inc.                                 11,950        609,809         12,615        643,743          5,000        255,150
Handleman Co.                                       --             --             --             --         20,396        488,280
Harrah's Entertainment, Inc.                    38,820      2,130,830         39,565      2,171,723         12,300        675,147
Haverty Furniture Cos., Inc.                    27,600        587,328         54,400      1,157,632             --             --
HealthExtras, Inc. (NON)                            --             --          7,193         82,576             --             --
Hennes & Mauritz AB Class B (Sweden)             7,450        200,630             --             --             --             --
Hibbett Sporting Goods, Inc. (NON)              14,900        568,286         31,300      1,193,782             --             --
Hilton Group PLC (United Kingdom)              442,259      1,844,918        498,422      2,079,207         80,257        334,798
Hilton Hotels Corp.                             73,600      1,196,000         81,900      1,330,875         36,300        589,875
Home Depot, Inc. (The)                         112,600      4,206,736        115,010      4,296,774         39,600      1,479,456
Honda Motor Co., Ltd. (Japan)                   27,400      1,264,494         33,900      1,564,465          5,500        253,822
Hovnanian Enterprises, Inc. Class A
(NON)                                            1,600         69,040          1,440         62,136             --             --
HUB Group, Inc. Class A (NON)                       --             --             --             --          1,000         30,030
Hughes Supply, Inc.                              5,050        264,620          9,730        509,852             --             --
Hyundai Motor Co., Ltd. (South Korea)           47,670      2,179,295         29,280      1,338,573          4,730        216,238
Integrated Electrical Service, Inc.
(NON)                                           46,200        519,288         91,800      1,031,832             --             --
InterActiveCorp. (NON)                           4,500        142,155          4,900        154,791          2,300         72,657
Isle of Capri Casinos, Inc. (NON)               27,500        691,350         60,300      1,515,942             --             --
ITV PLC (United Kingdom)                         1,351          3,308             --             --             --             --
ITV PLC (Convertible Shares)  (United
Kingdom) (NON)                                     127            175             --             --             --             --
JC Penney Co., Inc. (Holding Co.)               23,161        805,540         25,232        877,569         11,000        382,580
Jo-Ann Stores, Inc. (NON)                       15,666        439,431         31,172        874,375             --             --
Johnson Controls, Inc.                              --             --          2,281        134,921             --             --
K2, Inc. (NON)                                  40,100        642,803         78,900      1,264,767             --             --
KB Home                                          2,700        218,160          2,300        185,840             --             --
Kellwood Co.                                    21,100        828,175         41,990      1,648,108             --             --
Kesko OYJ Class B (Finland)                     11,700        205,574             --             --             --             --
Kia Motors Corp. (South Korea)                  73,330        754,924             --             --             --             --
Kingfisher Leisure PLC (United
Kingdom)                                       227,512      1,206,215        332,768      1,764,258         53,582        284,079
Kohl's Corp. (NON)                              15,800        763,614         17,300        836,109          8,000        386,640
Koninklijke Vendex KRB
NV (Netherlands)                                20,950        403,108             --             --             --             --
Land and Houses Public Co., Ltd.
(Thailand)                                   2,434,500        718,946             --             --             --             --
Lawson, Inc. (Japan)                             8,300        318,402         12,500        479,521          1,900         72,887
Lear Corp.                                      22,850      1,415,786         24,906      1,543,176          6,600        408,936
Lennar Corp.                                    23,000      1,242,690         22,440      1,212,433          5,900        318,777
Lennox International, Inc.                      37,700        699,335         74,860      1,388,653             --             --
Levitt Corp. Class A (NON)                       5,475        134,138         10,945        268,153             --             --
Limited Brands, Inc.                            62,500      1,250,000         68,795      1,375,900         27,800        556,000
Liz Claiborne, Inc.                             12,350        453,122         12,870        472,200          4,300        157,767
Lowe's Cos., Inc.                               86,850      4,874,891         90,575      5,083,975         33,800      1,897,194
LVMH Moet Hennessy Louis Vuitton SA
(France)                                         6,639        487,809          7,979        586,267          1,360         99,928
Mandalay Resort Group                            1,700         97,342          1,450         83,027             --             --
Manpower, Inc.                                      --             --          4,512        209,808             --             --
Marvel Enterprises, Inc. (NON)                   4,950         94,991          5,400        103,626          2,500         47,975
Masco Corp.                                    135,200      4,115,488        154,225      4,694,609         53,700      1,634,628
Mattel, Inc.                                    66,900      1,233,636         73,400      1,353,496         31,900        588,236
Maytag Corp.                                    10,007        315,921         19,818        625,654             --             --
McGraw-Hill Companies,  Inc. (The)              13,000        989,820         16,054      1,222,352          4,200        319,788
Mediaset SpA (Italy)                           155,167      1,721,603        182,459      2,024,412         29,200        323,979
Men's Wearhouse, Inc. (The) (NON)               29,700        789,129         59,100      1,570,287             --             --
Meredith Corp.                                   2,000        101,120          1,760         88,986             --             --
Metro AG (Germany)                               5,500        235,173             --             --             --             --
Michaels Stores, Inc.                           10,100        491,062         10,260        498,841          3,400        165,308
Monarch Casino & Resort, Inc. (NON)                 --             --             --             --          4,400         61,072
Morrison Knudsen Corp.                         570,000         74,100             --             --        275,000         35,750
Movado Group, Inc.                                  --             --          1,173         35,120             --             --
Neiman-Marcus Group, Inc. Class A                1,700         91,698          1,450         78,213             --             --
News Corp., Ltd. (The) (Australia)              17,429        156,736             --             --             --             --
News Corp., Ltd. (The) ADR (Australia)           3,663        131,795             --             --             --             --
Next PLC (United Kingdom)                       14,032        368,748             --             --             --             --
Nike, Inc.                                       3,700        288,119          4,000        311,480          1,900        147,953
Nintendo Co., Ltd. (Japan)                       3,900        394,087             --             --             --             --
Nissan Motor Co., Ltd. (Japan)                  85,800        961,033         94,000      1,052,880         15,000        168,013
Nordstrom, Inc.                                  4,700        187,530          4,040        161,196             --             --
Nu Skin Enterprises, Inc. Class A               38,500        775,775         78,670      1,585,201             --             --
NVR, Inc. (NON)                                  5,530      2,543,800          7,487      3,444,020          1,759        809,140
Office Depot, Inc. (NON)                       120,533      2,268,431        119,825      2,255,107         37,400        703,868
Omnicom Group, Inc.                              8,900        714,225          8,815        707,404          2,600        208,650
Oshkosh Truck Corp.                             17,600        980,320         36,900      2,055,330             --             --
Pantry, Inc. (The) (NON)                            --             --          3,855         76,792             --             --
Party City Corp. (NON)                              --             --             --             --         14,400        214,416
PDI, Inc. (NON)                                     --             --          4,811        121,670             --             --
Pearson PLC (United Kingdom)                    82,471        937,380        123,857      1,407,780         19,875        225,903
Persimmon PLC  (United Kingdom)                 18,807        238,821             --             --             --             --
PETCO Animal Supplies, Inc. (NON)                   --             --             --             --          8,300        233,894
Peugeot SA (France)                             31,759      1,617,864         39,222      1,998,043          6,336        322,768
Pinault-Printemps-Redoute SA (France)            1,145        119,654             --             --             --             --
Pioneer Corp. (Japan)                            9,300        275,397             --             --             --             --
Porsche AG (Preferred)  (Germany)                1,830      1,101,775          1,528        919,952            246        148,108
President Chain Store Corp. (Taiwan)           211,000        394,422             --             --             --             --
ProSiebenSat.1 Media AG (Germany)               13,623        267,817             --             --             --             --
Publishing & Broadcasting, Ltd.
(Australia)                                    137,102      1,235,031        153,962      1,386,908         24,024        216,411
Quaker Fabric Corp.                                 --             --             --             --         11,028         99,031
RadioShack Corp.                                19,000        630,040         16,230        538,187             --             --
Reebok International, Ltd.                       7,350        303,923          6,275        259,471             --             --
Renault SA (France)                              5,287        366,057             --             --             --             --
Rent-A-Center, Inc. (NON)                       22,125        729,904         23,350        770,317         22,703        748,972
Resorts World Berhad (Malaysia)                198,000        547,105             --             --             --             --
Ross Stores, Inc.                               12,400        379,564         12,270        375,585          3,400        104,074
Ryland Group, Inc.                              12,200      1,083,726         19,835      1,761,943             --             --
Saks, Inc.                                      34,900        614,240         29,770        523,952         16,041        282,322
Scholastic Corp. (NON)                          13,400        365,150         20,693        563,884          5,900        160,775
Scientific Games Corp. Class A (NON)            46,200        864,864         97,000      1,815,840             --             --
SECOM Co., Ltd. (Japan)                          3,000        130,949             --             --             --             --
Sekisui Chemical Co., Ltd. (Japan)             102,000        697,260        152,000      1,039,054         24,000        164,061
Service Corp. International (NON)               92,300        689,481         98,900        738,783         43,900        327,933
SGS Societe Generale Surveillance
Holding SA (Switzerland)                           821        455,751          1,221        677,798            193        107,138
Sherwin Williams Co.                             9,650        370,850          8,250        317,048             --             --
Shinsegae Co., Ltd.  (South Korea)               2,390        590,098             --             --             --             --
ShopKo Stores, Inc. (NON)                       32,600        476,612         67,313        984,116         29,569        432,299
Shuffle Master, Inc. (NON)                          --             --             --             --             22          1,023
Singapore Press Holdings,
Ltd. (Singapore)                                   300          3,383             --             --             --             --
Societe Television Francaise I
(France)                                        25,390        806,123         37,940      1,204,580          6,075        192,879
Sony Corp. (Japan)                              32,700      1,370,753         30,300      1,270,147          4,900        205,403
Stage Stores, Inc. (NON)                        13,900        537,791         34,025      1,316,427          7,600        294,044
Staples, Inc.                                   72,600      1,843,314         74,217      1,884,370         13,800        350,382
Stride Rite Corp.                                   --             --             --             --         44,486        471,996
Swatch Group AG (The)  (Switzerland)            11,769        308,072             --             --             --             --
Swatch Group AG (The)  Class B
(Switzerland)                                    5,450        707,932          7,971      1,035,399          1,283        166,656
Tanjong PLC (Malaysia)                         111,000        376,816             --             --             --             --
Tata Engineering & Locomotive (India)           41,556        465,385             --             --             --             --
Tenneco Automotive, Inc. (NON)                      --             --             --             --         48,000        609,120
Thomas Nelson, Inc.                                 --             --             --             --         17,100        465,462
Timberland Co. (The) Class A (NON)              19,817      1,178,121         36,637      2,178,070             --             --
TJX Cos., Inc. (The)                            30,010        737,046         31,177        765,707         11,518        282,882
Toppan Printing Co., Ltd. (Japan)               13,000        167,609             --             --             --             --
Tostem Inax Holding Corp. (Japan)                  240          5,307             --             --             --             --
Toto, Ltd. (Japan)                             117,000      1,314,999        176,000      1,978,117         28,000        314,701
Toyota Industries Corp. (Japan)                 39,900        949,452         58,400      1,389,674          9,300        221,301
Toyota Motor Corp. (Japan)                     112,865      4,210,328        108,700      4,054,956         17,400        649,091
Trans World Entertainment (NON)                     --             --             --             --         16,003        151,708
USG Corp. (NON)                                 23,660        413,813         46,960        821,330             --             --
Valeo SA (France)                                4,431        183,802             --             --             --             --
Vans, Inc. (NON)                                42,300        626,040         84,100      1,244,680             --             --
VF Corp.                                         1,750         81,725          1,400         65,380             --             --
VS Holdings, Inc. (NON)                         63,050          3,153             --             --         15,358            768
Vulcan Materials Co.                             1,100         52,184          2,658        126,096             --             --
Wal-Mart Stores, Inc.                          147,500      8,804,275        154,850      9,242,997         54,100      3,229,229
Walt Disney Co. (The)                          113,687      2,841,038        122,894      3,071,121         41,600      1,039,584
Washington Group International, Inc.
(NON)                                            1,900         69,559             --             --            916         33,535
WESCO International, Inc. (NON)                 23,800        354,620         51,400        765,860             --             --
Whirlpool Corp.                                 63,579      4,378,686         65,763      4,529,098         24,400      1,680,428
William Hill PLC (United Kingdom)              117,877      1,124,813        182,186      1,738,466         28,293        269,979
Winnebago Industries, Inc.                      15,200        473,784         31,900        994,323             --             --
Wolverine World Wide, Inc.                          --             --             --             --            800         19,304
Woolworths Group PLC (United Kingdom)          471,268        355,080             --             --             --             --
WPP Group PLC  (United Kingdom)                 26,814        271,265             --             --             --             --
Yahoo!, Inc. (NON)                               8,600        417,874          7,310        355,193             --             --
Zale Corp. (NON)                                 6,800        418,540         14,300        880,165             --             --
                                                         ------------                  ------------                  ------------
                                                          147,713,783                   173,192,869                    38,379,736

Consumer Finance                                                 0.9%                          0.8%                          0.3%
---------------------------------------------------------------------------------------------------------------------------------
Acom Co., Ltd. (Japan)                           7,340        536,333          1,370        100,106             --             --
Aiful Corp. (Japan)                              1,900        194,914             --             --             --             --
Cash America International, Inc.                49,800      1,147,890         97,300      2,242,765             --             --
CompuCredit Corp. (NON)                         49,500      1,046,430        104,416      2,207,354         12,109        255,984
Countrywide Financial Corp.                     25,200      2,416,680         24,945      2,392,226          6,800        652,120
Credit Saison Co., Ltd. (Japan)                  7,600        228,709             --             --             --             --
MBNA Corp.                                     213,100      5,887,953        233,402      6,448,897         70,000      1,934,100
Theta Group, Ltd. (Kenya)                      218,973        415,683             --             --             --             --
World Acceptance Corp. (NON)                    59,300      1,156,943        124,532      2,429,619         24,958        486,931
                                                         ------------                  ------------                  ------------
                                                           13,031,535                    15,820,967                     3,329,135

Consumer Staples                                                 7.0%                          5.3%                          2.9%
---------------------------------------------------------------------------------------------------------------------------------
7-Eleven, Inc. (NON)                            33,580        509,409         70,475      1,069,106             --             --
Adolph Coors Co. Class B                         8,600        597,270         11,650        809,093             --             --
Alberto-Culver Co. Class B                      19,900        873,013         21,325        935,528          8,900        390,443
Altadis SA (Spain)                              42,368      1,283,219         43,938      1,330,770          7,018        212,557
Altria Group, Inc.                             175,600      9,561,420        180,189      9,811,291         58,100      3,163,545
Amorepacific Corp. (South Korea)                 2,710        464,592             --             --             --             --
Apollo Group, Inc. Class A (NON)                34,700      2,988,017         35,875      3,089,196         13,000      1,119,430
Aramark Corp. Class B                            2,200         60,302          1,960         53,724             --             --
Archer Daniels Midland Co.                      25,358        427,789         21,621        364,746             --             --
Arden Group, Inc.                                   --             --             --             --            534         40,317
Avon Products, Inc.                              4,000        303,480          3,405        258,337             --             --
BAT Industries PLC (United Kingdom)             63,859        960,540         47,197        709,917          7,418        111,578
Black Box Corp.                                     --             --          1,629         87,298             --             --
Boots Group PLC (United Kingdom)                59,905        681,992         46,962        534,641          7,987         90,928
Career Education Corp. (NON)                    25,500      1,444,320         25,065      1,419,682          6,800        385,152
CBRL Group, Inc.                                35,800      1,419,112         54,750      2,170,290          2,400         95,136
CEC Entertainment, Inc. (NON)                   16,350        567,345         34,350      1,191,945          6,300        218,610
Checkers Drive-In Restaurant (NON)                  --             --             20            243             --             --
Chiquita Brands International, Inc.
(NON)                                               --             --             --             --         23,600        492,060
Coca-Cola Co. (The)                             86,150      4,333,345         88,580      4,455,574         31,500      1,584,450
Coca-Cola Enterprises, Inc.                    199,300      4,817,081        212,580      5,138,059         87,300      2,110,041
Coca-Cola West Japan Co., Ltd.
(Japan)                                          8,200        209,711             --             --             --             --
Colgate-Palmolive Co.                           18,600      1,024,860         20,200      1,113,020          8,800        484,880
Colruyt SA (Belgium)                            16,377      1,819,067         24,472      2,718,215          3,918        435,190
Comcast Corp. Class A  (Special) (NON)          46,950      1,308,966         40,035      1,116,176             --             --
Companhia de Bebidas das Americas
(AmBev) ADR  (Brazil)                           56,641      1,132,820         30,500        610,000          4,800         96,000
ConAgra, Inc.                                   27,700        746,238         30,400        818,976         13,200        355,608
Costco Wholesale Corp. (NON)                    53,500      2,009,460         61,537      2,311,330         27,200      1,021,632
Darden Restaurants, Inc.                        43,300      1,073,407         47,500      1,177,525         20,600        510,674
Dean Foods Co. (NON)                            57,050      1,905,470         56,020      1,871,068         15,300        511,020
Deutsche Post AG (Germany)                      57,951      1,298,056         67,729      1,517,075         10,833        242,651
Diageo PLC (United Kingdom)                    194,026      2,528,022        234,073      3,049,806         37,628        490,266
DIMON, Inc.                                         --             --          4,450         31,595             --             --
Energizer Holdings, Inc. (NON)                  28,150      1,314,324         28,020      1,308,254          8,200        382,858
Estee Lauder Cos., Inc. (The) Class A           22,900      1,015,386         24,560      1,088,990         10,500        465,570
Flowers Foods, Inc.                             23,900        627,136         47,000      1,233,280             --             --
Fomento Economico Mexicano  SA de CV
ADR (Mexico)                                    11,300        556,751             --             --             --             --
Fuji Photo Film Cos., Ltd. (Japan)               7,000        222,767             --             --             --             --
General Mills, Inc.                             27,400      1,279,032         29,900      1,395,732         13,000        606,840
Getty Images, Inc. (Canada) (NON)                3,800        205,124          4,100        221,318          1,900        102,562
Gillette Co. (The)                               5,900        230,690         17,527        685,306             --             --
Great Atlantic & Pacific Tea Co. (NON)          26,859        207,889         64,042        495,685             --             --
H.J. Heinz Co.                                  38,494      1,435,441         41,320      1,540,823         16,800        626,472
Hasbro, Inc.                                        --             --             --             --         20,404        443,787
Ikon Office Solutions, Inc.                     41,860        535,808         83,200      1,064,960             --             --
Interbrew (Belgium)                             47,900      1,317,757         58,615      1,612,533          9,438        259,645
Interstate Bakeries Corp.                       17,300        196,701         34,400        391,128             --             --
IOI Corp. Berhad (Malaysia)                    233,000        662,211             --             --             --             --
ITC, Ltd. (India)                               18,495        444,102             --             --             --             --
J&J Snack Foods Corp. (NON)                         --             --             --             --          3,146        142,136
Japan Tobacco, Inc. (Japan)                         16        117,066             --             --             --             --
KAO Corp. (Japan)                               25,000        572,060             --             --             --             --
Kimberly-Clark Corp.                             2,600        164,060          2,245        141,660             --             --
Knology, Inc. (NON)                                149          1,027             --             --             66            455
Kroger Co. (NON)                                58,850        979,264         59,055        982,675         18,400        306,176
KT&G Corp. 144A GDR (South Korea)               26,910        305,429             --             --             --             --
Labor Ready, Inc. (NON)                         97,400      1,316,848        198,800      2,687,776             --             --
Lance, Inc.                                     27,600        452,364         54,900        899,811             --             --
Liberty Media Corp. Class A (NON)              334,050      3,657,848        360,580      3,948,351        151,600      1,660,020
Lone Star Steakhouse & Saloon, Inc.                 --             --          1,971         57,533             --             --
McDonald's Corp.                                42,200      1,205,654         59,660      1,704,486         14,700        419,979
MemberWorks, Inc. (NON)                         15,970        557,672         31,700      1,106,964             --             --
Nash Finch Co.                                  48,400      1,146,112         99,900      2,365,632             --             --
NDCHealth Corp.                                 16,000        434,400         33,600        912,240             --             --
Nestle SA (Switzerland)                         14,091      3,593,962         11,972      3,053,503          1,932        492,764
Nutraceutical International  Corp.
(NON)                                               --             --             --             --          9,224        199,238
Nutreco Holding NV (Netherlands)                16,250        537,295             --             --             --             --
Papa John's International, Inc. (NON)           17,866        604,585         36,700      1,241,928         13,525        457,686
Pepsi Bottling Group, Inc. (The)                38,100      1,133,475         35,310      1,050,473          5,900        175,525
PepsiCo, Inc.                                   41,480      2,233,698         40,470      2,179,310         10,700        576,195
Procter & Gamble Co.                            61,750      6,476,340         61,402      6,439,842         16,500      1,730,520
PSF Group Holdings, Inc. 144A Class A
(RES) (NON)                                        162        242,850             --             --             42         62,790
PT Hanjaya Mandala Sampoerna Tbk
(Indonesia)                                  1,000,000        522,719             --             --             --             --
Reckitt Benckiser PLC (United Kingdom)          77,435      1,913,966         82,501      2,039,183         13,327        329,404
Royal Caribbean Cruises, Ltd.                   31,500      1,389,150         33,255      1,466,546         13,500        595,350
SABMiller PLC  (United Kingdom)                 34,635        398,441             --             --             --             --
Sanderson Farms, Inc.                               --             --          4,413        162,089         14,954        549,260
Sara Lee Corp.                                   7,450        162,857          6,470        141,434             --             --
Smart & Final, Inc. (NON)                           --             --             --             --         23,506        269,849
Supervalu, Inc.                                 13,450        410,763         17,094        522,051             --             --
Swedish Match AB (Sweden)                       13,000        132,794             --             --             --             --
SYSCO Corp.                                     34,100      1,331,605         36,785      1,436,454         15,900        620,895
Tate & Lyle PLC (United Kingdom)                30,584        167,067             --             --             --             --
Tesco PLC (United Kingdom)                     187,687        847,622        138,208        624,168         23,576        106,473
Time Warner, Inc. (NON)                        138,700      2,338,482        158,608      2,674,131         39,200        660,912
Transcom WorldWide SA Class
A (Luxembourg) (NON)                            22,800         95,277             --             --             --             --
Tupperware Corp.                                20,700        368,667         43,400        772,954             --             --
Tyson Foods, Inc. Class A                       13,254        239,235         11,354        204,940             --             --
Unilever Indonesia Tbk PT (Indonesia)          632,000        262,072             --             --             --             --
University of Phoenix Online (NON)               4,200        365,484          6,450        561,279          2,100        182,742
VFB, LLC (RES) (NON)                                --             --             --             --        254,213         48,300
Viacom, Inc. Class B                            93,067      3,649,157         95,124      3,729,812         26,300      1,031,223
Vivendi Universal SA (France) (NON)             31,150        825,570         45,669      1,210,368          7,390        195,858
Wal-Mart de Mexico SA de CV Ser. V
(Mexico)                                       309,707        943,407             --             --             --             --
Weiss Markets, Inc.                              6,442        217,418         12,758        430,583             --             --
Whole Foods Market, Inc.                         4,000        299,800          3,695        276,940            600         44,970
Wimm-Bill-Dann Foods ADR (Russia)
(NON)                                           22,200        431,790             --             --             --             --
Woolworths, Ltd. (Australia)                   122,059      1,104,181        113,271      1,024,682         18,137        164,073
Yum! Brands, Inc. (NON)                         15,350        583,147         13,095        497,479             --             --
                                                         ------------                  ------------                  ------------
                                                          101,332,122                   107,349,512                    28,072,695

Electronics                                                      4.9%                          3.2%                          1.5%
---------------------------------------------------------------------------------------------------------------------------------
Acer, Inc. (Taiwan)                            202,477        313,870             --             --             --             --
Agilent Technologies, Inc. (NON)                    --             --          2,444         77,304             --             --
Altera Corp. (NON)                              16,500        337,425         21,645        442,640          8,400        171,780
American Power  Conversion Corp.                 8,300        190,983          7,055        162,336             --             --
Amotech Co., Ltd. (South Korea)                 10,407        203,836             --             --             --             --
Analog Devices, Inc.                            22,600      1,085,026         25,019      1,201,162          8,300        398,483
Arrow Electronics, Inc. (NON)                   37,200        947,112         37,540        955,768         11,700        297,882
ASE Test, Ltd. (Taiwan) (NON)                   28,626        314,886             --             --             --             --
Atmel Corp. (NON)                                   --             --         10,856         70,564             --             --
AU Optronics Corp. ADR (Taiwan)                  6,400        133,760             --             --             --             --
Avnet, Inc. (NON)                               47,550      1,164,500         89,887      2,201,333          5,800        142,042
Barco NV (Belgium)                               1,360        113,129             --             --             --             --
Benchmark Electronics, Inc. (NON)               44,512      1,401,238         90,205      2,839,653         16,007        503,900
Celestica, Inc. (Canada) (NON)                  59,200        970,880         66,389      1,088,780         28,800        472,320
Cirrus Logic, Inc. (NON)                        27,672        209,754         73,324        555,796         34,346        260,343
CTS Corp.                                       18,000        234,720         35,400        461,616             --             --
Cypress Semiconductor Corp. (NON)               29,600        605,912         62,100      1,271,187             --             --
DBTEL, Inc. (Taiwan) (NON)                     258,000        358,377             --             --             --             --
Diodes, Inc. (NON)                              21,600        471,096         45,300        987,993             --             --
Ducommun, Inc. (NON)                                --             --             --             --          8,445        197,360
Elcoteq Network Corp. Class
A (Finland)                                     10,550        213,238             --             --             --             --
Fairchild Semiconductor Corp. Class A
(NON)                                            8,400        201,852          9,200        221,076          4,200        100,926
FUNAI Electric Co., Ltd. (Japan)                 7,000      1,016,248          8,600      1,248,534          1,400        203,250
Hirose Electric Co., Ltd. (Japan)                4,300        478,329             --             --             --             --
Hon Hai Precision Industry Co.,  Ltd.
(Taiwan)                                       244,633      1,059,581             --             --             --             --
Intel Corp. (SEG)                              439,450     11,953,040        476,094     12,949,757        152,800      4,156,160
InterVoice, Inc. (NON)                              --             --             --             --         31,570        532,586
Itron, Inc. (NON)                                   --             --             30            558             --             --
KH Vatec Company, Ltd. (South Korea)             9,816        418,777             --             --             --             --
Komag, Inc. (NON)                               17,600        323,840         41,270        759,368             --             --
Koninklijke (Royal)
Philips Electronics NV (Netherlands)            84,394      2,439,941        105,915      3,062,142         17,054        493,054
Kyocera Corp. (Japan)                            7,800        655,437          6,200        520,988            900         75,627
LG Electronics, Inc. (South Korea)              17,360      1,040,510             --             --             --             --
Linear Technology Corp.                         23,850        882,927         23,485        869,415          6,600        244,332
LSI Logic Corp. (NON)                           54,600        509,964         59,800        558,532         27,700        258,718
Maxim Integrated Products, Inc.                 10,450        492,091         10,638        500,943             --             --
Metrologic Instruments, Inc. (NON)              20,800        486,720         43,600      1,020,240             --             --
Microchip Technology, Inc.                       3,350         88,976          2,900         77,024             --             --
Micron Technology, Inc. (NON)                   86,800      1,450,428         94,900      1,585,779         44,200        738,582
Microsemi Corp. (NON)                           52,900        723,672        111,000      1,518,480             --             --
Murata Manufacturing Co., Ltd. (Japan)          21,400      1,360,004         19,700      1,251,966          3,100        197,010
National Semiconductor Corp. (NON)              11,600        515,388         12,070        536,270          4,200        186,606
Nidec Corp. (Japan)                              5,900        613,768          8,600        894,645          1,400        145,640
Omnivision Technologies, Inc. (NON)             24,600        671,826         51,600      1,409,196             --             --
Omron Corp. (Japan)                             42,800      1,076,070         44,500      1,118,811          7,600        191,078
PerkinElmer, Inc.                                5,700        117,933          4,910        101,588             --             --
Perlos OYJ (Finland)                            15,650        164,986             --             --             --             --
Pixelworks, Inc. (NON)                          30,900        529,317         64,800      1,110,024             --             --
Planar Systems, Inc. (NON)                      13,115        186,626         34,238        487,207         19,100        271,793
PLX Technology, Inc. (NON)                      40,600        437,262         85,200        917,604             --             --
PMC - Sierra, Inc. (NON)                        41,400        702,558         45,400        770,438         21,000        356,370
RF Micro Devices, Inc. (NON)                    69,787        590,398        146,392      1,238,476             --             --
Rohm Co., Ltd. (Japan)                           3,200        414,422             --             --             --             --
Samsung Electronics Co., Ltd. (South
Korea)                                          22,279     11,118,119          3,277      1,635,355            530        264,491
Samsung Electronics Co.,
Ltd. (Preferred) (South Korea)                   3,770      1,106,792             --             --             --             --
Samsung SDI Co., Ltd. (South Korea)             14,910      2,185,378         14,050      2,059,326          2,250        329,785
SanDisk Corp. (NON)                             42,000      1,191,540         60,770      1,724,045             --             --
Sanghwa Micro Technology, Inc. (South
Korea)                                          20,602        392,736             --             --             --             --
Sanmina Corp. (NON)                             30,000        330,300         40,824        449,472         15,200        167,352
Silicon Laboratories, Inc. (NON)                11,400        602,832         23,940      1,265,947             --             --
Siliconware Precision Industries  Co.
(Taiwan) (NON)                                 400,000        403,647             --             --             --             --
Skyworks Solutions, Inc. (NON)                  36,400        424,424         76,400        890,824             --             --
Standard Microsystems Corp. (NON)               28,600        761,904         64,012      1,705,280         17,300        460,872
Stoneridge, Inc. (NON)                              --             --             --             --          8,768        126,435
Storage Technology Corp. (NON)                  46,500      1,294,095         76,934      2,141,073         20,139        560,468
Taiwan Semiconductor Manufacturing
Co., Ltd. (Taiwan) (NON)                     1,446,874      2,638,676        238,480        434,918         40,000         72,948
Tandberg ASA (Norway) (NON)                     42,500        407,183             --             --             --             --
TDK Corp. (Japan)                               10,400        794,924         15,500      1,184,742          2,500        191,087
Texas Instruments, Inc.                         94,550      2,762,751        102,455      2,993,735         31,300        914,586
Thomson Multimedia SA  (France)                 14,542        268,195             --             --             --             --
United Microelectronics Corp. (Taiwan)
(NON)                                        2,595,783      2,335,416        702,000        631,587        111,000         99,866
Venture Manufacturing,
Ltd. (Singapore)                                21,000        241,826             --             --             --             --
Vishay Intertechnology, Inc. (NON)              29,000        618,860         31,800        678,612         14,900        317,966
Xilinx, Inc. (NON)                              19,600        744,800         20,350        773,300          7,500        285,000
                                                         ------------                  ------------                  ------------
                                                           71,497,031                    65,613,409                    14,386,698

Energy                                                           6.2%                          4.4%                          1.9%
---------------------------------------------------------------------------------------------------------------------------------
Amerada Hess Corp.                              19,600      1,279,488         19,345      1,262,842          5,000        326,400
Apache Corp.                                    46,210      1,994,886         45,990      1,985,388         13,200        569,844
BG Group PLC  (United Kingdom)                  33,316        199,134             --             --             --             --
BP PLC (United Kingdom)                      1,068,726      8,955,830      1,293,416     10,838,712        208,270      1,745,284
BP PLC ADR (United Kingdom)                     31,000      1,587,200         34,000      1,740,800         15,100        773,120
Burlington Resources, Inc.                      11,450        728,564          9,800        623,574             --             --
Cabot Oil & Gas Corp. Class A                   19,300        589,808         38,400      1,173,504             --             --
Canadian Natural Resources, Ltd.
(Canada)                                        23,300      1,296,412         23,675      1,317,277          6,900        383,916
Canadian Natural Resources, Ltd.
(Toronto Exchange)  (Canada)                    20,865      1,154,315         31,449      1,739,854          5,002        276,726
Chesapeake Energy Corp.                         45,600        611,040         93,800      1,256,920             --             --
Chevron Texaco Corp.                            12,091      1,061,348         17,142      1,504,725             --             --
Cimarex Energy Co. (NON)                        16,310        471,359         34,200        988,380             --             --
Clayton Williams Energy, Inc. (NON)             24,458        848,693         51,278      1,779,347         12,100        419,870
CNOOC, Ltd. (Hong Kong)                      2,300,000        981,670      1,132,500        483,366        190,000         81,094
Comstock Resources, Inc. (NON)                  25,500        506,685         50,500      1,003,435             --             --
ConocoPhillips                                  38,144      2,662,833         42,859      2,991,987         10,800        753,948
ENI SpA (Italy)                                168,967      3,396,496        159,861      3,213,451         25,587        514,338
ExxonMobil Corp.                               324,300     13,487,637        335,187     13,940,427         97,900      4,071,661
Global Power Equipment Group, Inc.
(NON)                                           87,900        740,118        174,800      1,471,816             --             --
GlobalSantaFe Corp. (Cayman Islands)            44,700      1,241,319         50,100      1,391,277         21,800        605,386
Halliburton Co.                                 46,400      1,410,096         50,900      1,546,851         23,600        717,204
Hindustan Petroleum Corp., Ltd.
(India)                                         58,099        679,987             --             --             --             --
Holly Corp.                                         --             --          2,000         63,720             --             --
Houston Exploration Co. (NON)                   17,340        775,618         35,595      1,592,164             --             --
Imperial Oil, Ltd. (Toronto  Exchange)
(Canada)                                        44,616      1,998,740         67,161      3,008,727         10,633        476,345
Lukoil (Russia)                                 12,724        395,080             --             --             --             --
Lukoil ADR (Russia)                             21,316      2,644,250             --             --             --             --
Marathon Oil Corp.                              14,750        496,633         12,600        424,242             --             --
MOL Magyar Olaj - es Gazipari Rt
(Hungary)                                        8,276        291,869             --             --             --             --
Nippon Oil Corp. (Japan)                        59,000        338,083         91,000        521,450         15,000         85,953
Noble Corp. (Cayman Islands) (NON)              24,600        945,132         27,600      1,060,392         12,000        461,040
Norsk Hydro ASA (Norway)                         4,259        268,100             --             --             --             --
Norsk Hydro ASA ADR  (Norway)                    1,300         91,611             --             --             --             --
Nuevo Energy Co. (NON)                          27,610        898,982         54,410      1,771,590             --             --
OAO Gazprom ADR (Russia)                        28,997      1,096,087             --             --             --             --
Patina Oil & Gas Corp.                          46,300      1,215,375         94,336      2,476,320             --             --
PetroChina Co., Ltd.  (Hong Kong)              961,000        484,182             --             --             --             --
Petroleo Brasileiro SA ADR (Brazil)             66,230      2,218,705             --             --             --             --
Petroleo Brasileiro SA (Preferred) ADR
(Brazil)                                        94,481      2,790,969             --             --             --             --
Pogo Producing Co.                                  --             --             --             --          9,100        417,417
Polski Koncern Naftowy Orlen SA
(Poland)                                        63,223        466,717             --             --             --             --
PTT PCL (Thailand)                             244,600        871,792             --             --             --             --
Royal Dutch Petroleum
Co. (Netherlands)                               20,937        994,283         32,383      1,537,845          5,022        238,491
Sasol, Ltd. (South Africa)                      81,069      1,262,075             --             --             --             --
Shell Transport & Trading Co. PLC
(United Kingdom)                               242,872      1,586,688             --             --             --             --
Southwestern Energy Co. (NON)                   50,600      1,220,472        102,670      2,476,400             --             --
Statoil ASA (Norway)                           182,515      2,227,349        236,300      2,883,723         37,800        461,298
Stone Energy Corp. (NON)                         9,200        455,032         19,100        944,686         11,741        580,710
Sunoco, Inc.                                    12,800        798,464         12,867        802,643             --             --
Talisman Energy, Inc. (Canada)                  19,650      1,154,985         29,400      1,728,069          4,700        276,256
Technip-Coflexip SA (France)                     3,147        425,339          4,699        635,103            737         99,611
Tesoro Petroleum Corp. (NON)                    57,300      1,076,667        117,327      2,204,574         29,800        559,942
Total SA Class B (France)                       25,742      4,725,402         25,552      4,690,524          4,087        750,242
Total SA Class B ADR (France)                   33,800      3,109,600         35,300      3,247,600         15,700      1,444,400
Unocal Corp.                                    50,200      1,871,456         55,000      2,050,400         24,400        909,632
Valero Energy Corp.                             10,900        653,564         11,900        713,524          5,600        335,776
Vintage Petroleum, Inc.                             --             --         10,998        161,231             --             --
Westport Resources Corp. (NON)                   8,200        270,518         16,300        537,737             --             --
YUKOS (Russia)                                 152,182      2,299,470             --             --             --             --
YUKOS ADR (Russia)                              14,754        895,568         15,469        938,968          2,484        150,779
                                                         ------------                  ------------                  ------------
                                                           89,199,775                    88,725,565                    18,486,683

Financial                                                        5.4%                          4.1%                          2.7%
---------------------------------------------------------------------------------------------------------------------------------
Advanta Corp. Class B                               --             --          2,903         48,190             --             --
AMRESCO Creditor  Trust (NON) (RES) (R)        501,000            501             --             --        240,000            240
Bank of America Corp.                          116,978      7,620,218        128,580      8,429,370         42,183      2,534,674
Bank of New York Co., Inc. (The)               136,350      4,295,025        146,440      4,612,860         60,100      1,893,150
Bank One Corp.                                   5,500        299,860          4,670        254,608             --             --
Capital One Financial Corp.                     66,442      5,011,720         66,530      5,018,358         20,700      1,561,401
CharterMac                                          --             --          4,163        103,159             --             --
CIT Group, Inc.                                 16,363        622,612         17,200        654,460          7,500        285,375
Citigroup, Inc. (SEG)                          353,203     18,260,595        367,472     18,998,302        117,600      6,079,920
Contifinancial Corp. Liquidating Trust
Units                                        1,878,703         32,877             --             --        500,683          8,762
Dexia (Belgium)                                  6,207        107,382             --             --             --             --
Equity One, Inc. (R)                            19,487        374,540         38,634        742,545             --             --
Fannie Mae                                      96,750      7,193,363        101,307      7,532,175         34,200      2,542,770
FleetBoston Financial Corp.                     41,200      1,849,880         44,100      1,980,090         19,600        880,040
Freddie Mac                                     92,650      5,471,909         95,420      5,635,505         33,000      1,948,980
Goldman Sachs Group, Inc.  (The)                 2,200        229,570          1,845        192,526             --             --
iStar Financial, Inc.                            1,300         54,990          1,140         48,222             --             --
JPMorgan Chase & Co.                           181,500      7,613,925        198,579      8,330,389         59,200      2,483,440
Lehman Brothers Holdings, Inc.                   9,700        803,839          8,295        687,407             --             --
Man Group PLC  (United Kingdom)                 80,440      2,585,452         84,598      2,719,096         13,546        435,387
Merrill Lynch & Co., Inc.                       60,700      3,615,292         64,911      3,866,099         22,100      1,316,276
Mitsubishi Tokyo Finance Group, Inc.
(Japan)                                            126      1,247,765            107      1,059,610             17        168,349
New Century Financial Corp.                     14,950        725,972         31,350      1,522,356          5,998        291,263
Orix Corp. (Japan)                               8,900        984,896          5,700        630,776            900         99,596
Perpetual Trustees Australia, Ltd.
(Australia)                                     23,626        794,490         35,304      1,187,195          5,653        190,098
PMI Group, Inc. (The)                           19,600        732,256         22,549        842,431          8,600        321,296
Protective Life Corp.                            1,300         48,685            940         35,203             --             --
Shinhan Financial Group Co., Ltd.
(South Korea)                                   63,530      1,169,502             --             --             --             --
SLM Corp.                                       47,000      1,966,950         51,600      2,159,460         23,900      1,000,215
Student Loan Corp.                               1,660        257,317          3,370        522,384             --             --
Travelers Property Casualty Corp.
Class B                                        106,900      1,846,163        117,200      2,024,044         52,000        898,040
Washington Mutual, Inc.                         59,800      2,554,058         63,956      2,731,561         22,300        952,433
                                                         ------------                  ------------                  ------------
                                                           78,371,604                    82,568,381                    25,891,705

Health Care                                                      9.2%                          8.0%                          3.9%
---------------------------------------------------------------------------------------------------------------------------------
aaiPharma, Inc. (NON)                           28,400        188,292         59,600        395,148             --             --
Abbott Laboratories                            149,200      6,132,120        157,219      6,461,701         57,300      2,355,030
Advanced Medical Optics, Inc. (NON)             27,100        661,240         56,900      1,388,360             --             --
Affymetrix, Inc. (NON)                              --             --             --             --         11,475        387,281
Altana AG (Germany)                              1,600         99,436             --             --             --             --
AmerisourceBergen Corp.                         13,400        732,712         14,700        803,796          6,800        371,824
Amgen, Inc. (NON)                               72,000      4,188,240         77,742      4,522,252         21,500      1,250,655
Amylin Pharmaceuticals, Inc. (NON)              12,300        291,387         25,800        611,202             --             --
Analogic Corp.                                   7,500        341,175         14,900        677,801             --             --
Anthem, Inc. (NON)                               9,600        870,144          8,910        807,602          1,600        145,024
Apria Healthcare Group, Inc. (NON)              33,950      1,016,463         70,100      2,098,794             --             --
Arqule, Inc. (NON)                                  --             --             --             --         21,879        129,961
AstraZeneca PLC (London  Exchange)
(United Kingdom)                                85,950      3,985,086         90,218      4,182,973         14,417        668,447
AstraZeneca PLC (Stockholm  Exchange)
(United Kingdom)                                 7,950        372,821             --             --             --             --
Bausch & Lomb, Inc.                              8,500        509,745          9,300        557,721          4,300        257,871
Becton, Dickinson and Co.                       12,300        596,304         13,500        654,480          6,300        305,424
Biogen Idec, Inc. (NON)                            900         50,040          1,000         55,600            500         27,800
Boston Scientific Corp. (NON)                   13,500        572,130         13,970        592,049          5,300        224,614
Bradley Pharmaceuticals, Inc. (NON)                 --             --          3,117         78,486         10,000        251,800
Bristol-Myers Squibb Co.                         5,750        139,323         21,865        529,789             --             --
C.R. Bard, Inc.                                  1,600        156,224          1,600        156,224            400         39,056
C.V. Therapeutics (NON)                         11,900        180,047         25,000        378,250             --             --
Candela Corp. (NON)                             28,232        387,061         65,760        901,570             --             --
Cardinal Health, Inc.                           24,350      1,677,715         24,995      1,722,156          8,900        613,210
Caremark Rx, Inc. (NON)                         35,896      1,193,542         39,579      1,315,970          9,162        304,637
Celgene Corp. (NON)                              4,000        190,600          8,400        400,260             --             --
Cerner Corp. (NON)                               8,700        393,153         18,300        826,977            400         18,076
Chugai Pharmaceutical Co., Ltd.
(Japan)                                         21,300        339,129         30,700        488,791          5,400         85,976
CIGNA Corp.                                     42,600      2,514,252         49,109      2,898,413         11,600        684,632
CNS, Inc.                                           --             --             --             --         13,100        140,694
Collagenex Pharmaceuticals,  Inc.
(NON)                                           18,300        243,756         38,400        511,488             --             --
Covance, Inc. (NON)                             20,000        688,800         42,000      1,446,480             --             --
Coventry Health Care, Inc. (NON)                64,250      2,719,703         83,242      3,523,634         19,300        816,969
CSL, Ltd. (Australia)                           21,384        342,489         32,934        527,475          5,423         86,855
Dade Behring Holdings, Inc. (NON)               26,145      1,162,930         47,200      2,099,456             --             --
DaVita, Inc. (NON)                              11,800        563,450         10,060        480,365             --             --
Dendreon Corp. (NON)                            15,300        203,490         32,100        426,930             --             --
Dionex Corp. (NON)                                  --             --             --             --          8,802        464,746
Discovery Partners International, Inc.
(NON)                                               --             --             --             --          9,900         60,885
DJ Orthopedics, Inc. (NON)                      28,900        747,065         57,000      1,473,450             --             --
Eli Lilly Co.                                   21,900      1,465,110         23,740      1,588,206         10,400        695,760
Endo Pharmaceuticals Holdings, Inc.
(NON)                                           15,000        366,300         16,434        401,318         19,968        487,619
Eon Labs, Inc. (NON)                            11,168        749,149         12,243        821,260          2,660        178,433
eResearch Technology, Inc. (NON)                20,066        562,851         42,101      1,180,933             --             --
Exact Sciences Corp. (NON)                      18,900        146,853         39,700        308,469             --             --
Exelixis, Inc. (NON)                            25,000        213,750         52,500        448,875             --             --
Express Scripts, Inc. Class A (NON)              1,500        111,885          1,340         99,951             --             --
First Horizon  Pharmaceutical Corp.
(NON)                                           48,900        770,664         99,800      1,572,848             --             --
Forest Laboratories, Inc. (NON)                 30,000      2,148,600         29,100      2,084,142          7,400        529,988
Genentech, Inc. (NON)                               --             --          1,031        109,100             --             --
Genesis HealthCare Corp. (NON)                     801         19,504             --             --            187          4,553
Genta, Inc. (NON)                               20,100        211,050         42,200        443,100             --             --
Gentiva Health Services, Inc. (NON)             25,300        391,897         50,300        779,147             --             --
Gilead Sciences, Inc. (NON)                      3,000        167,310          2,550        142,214             --             --
GlaxoSmithKline PLC (United Kingdom)           224,025      4,396,857        221,865      4,354,464         35,197        690,799
Guidant Corp.                                   16,250      1,029,763         16,465      1,043,387          5,500        348,535
Haemonetics Corp. (NON)                         28,896        908,779         58,628      1,843,851         14,829        466,372
Health Net, Inc. (NON)                          24,500        610,785         25,990        647,931         10,900        271,737
Henry Schein, Inc. (NON)                        22,800      1,628,376         24,280      1,734,078         10,200        728,484
Humana, Inc. (NON)                               1,900         36,138         14,851        282,466         24,305        462,281
IDEXX Laboratories, Inc. (NON)                  16,220        922,431         27,580      1,568,475         11,971        680,791
IMS Health, Inc.                                11,600        269,816          9,940        231,204             --             --
Invacare Corp.                                   8,600        388,204         18,000        812,520             --             --
Invitrogen Corp. (NON)                           1,800        129,042          1,605        115,062             --             --
Isis Pharmaceuticals, Inc. (NON)                21,300        165,288         44,700        346,872             --             --
Johnson & Johnson                              186,272      9,447,716        193,817      9,830,398         54,200      2,749,024
Kendle International, Inc. (NON)                    --             --             --             --          9,612         86,124
Kensey Nash Corp. (NON)                             --             --             --             --         17,400        428,910
King Pharmaceuticals, Inc. (NON)               131,350      2,211,934        131,672      2,217,356         35,400        596,136
Kos Pharmaceuticals, Inc. (NON)                 29,500      1,201,830         61,486      2,504,940         10,010        407,807
Kyphon, Inc. (NON)                              14,600        349,086         30,600        731,646             --             --
Manor Care, Inc.                                 1,400         49,406          1,250         44,113             --             --
Mariner Health Care, Inc. (NON)                  1,089         18,546             --             --            198          3,372
McKesson Corp.                                  16,300        490,467         17,900        538,611          7,800        234,702
Medco Health Solutions, Inc. (NON)              34,507      1,173,238         43,604      1,482,536         15,100        513,400
Medicines Co. (NON)                             13,500        434,835         28,300        911,543             --             --
Mediq, Inc. (NON)                                  939          3,775             --             --            239            961
Medquist, Inc. (NON)                                --             --             --             --         15,700        247,118
Medtronic, Inc.                                 45,250      2,160,688         45,685      2,181,459         14,950        713,863
Merck & Co., Inc.                               48,800      2,156,472         59,923      2,647,997         18,950        837,401
National Healthcare Corp. (NON)                     --             --             --             --          1,759         45,734
Neurocrine Biosciences, Inc. (NON)               3,400        200,940          7,100        419,610             --             --
Novartis AG (Switzerland)                      129,649      5,507,830        147,383      6,261,217         23,627      1,003,737
Novo-Nordisk A/S (Denmark)                       3,900        180,928             --             --             --             --
Novozymes A/S Class B (Denmark)                  3,100        125,646             --             --             --             --
NPS Pharmaceuticals, Inc. (NON)                 11,000        314,050         23,100        659,505             --             --
On Assignment, Inc. (NON)                           --             --             --             --         47,600        266,084
Onyx Pharmaceuticals, Inc. (NON)                11,200        453,152         23,500        950,810             --             --
OSI Pharmaceuticals, Inc. (NON)                 13,500        518,400         28,300      1,086,720             --             --
Owens & Minor, Inc.                             38,000        961,400         82,612      2,090,084             --             --
PacifiCare Health Systems, Inc. (NON)           26,892      1,063,579         50,095      1,981,257             --             --
Pall Corp.                                      19,000        431,110         20,900        474,221          9,700        220,093
Patterson Dental Co. (NON)                      12,000        823,320         13,200        905,652          6,100        418,521
Pediatrix Medical Group, Inc. (NON)              8,600        541,800         17,200      1,083,600             --             --
Per-Se Technologies, Inc. (NON)                     --             --             --             --         18,800        210,560
Pfizer, Inc. (SEG)                             493,699     17,304,150        511,027     17,911,496        156,900      5,499,345
PSS World Medical, Inc. (NON)                   47,300        529,287         99,200      1,110,048             --             --
Quality Systems, Inc. (NON)                      7,700        349,811         16,200        735,966          8,671        393,924
Ranbaxy Laboratories, Ltd. (India)              24,089        523,048             --             --             --             --
Regeneron Pharmaceuticals, Inc. (NON)           12,200        165,676         25,600        347,648             --             --
Respironics, Inc. (NON)                          9,600        518,592          9,610        519,132         11,200        605,024
Roche Holding AG (Switzerland)                  31,550      3,083,001         36,802      3,596,216          5,838        570,477
Sanofi-Synthelabo SA (France)                    6,011        392,551             --             --             --             --
Schering AG (Germany)                            5,700        271,039             --             --             --             --
Select Medical Corp.                            42,112        703,270         88,357      1,475,562             --             --
Sierra Health Services, Inc. (NON)              61,590      2,241,876        127,988      4,658,763             --             --
Sun Healthcare Group, Inc. (NON)                   122          1,391             --             --             --             --
Sybron Dental Specialties, Inc. (NON)           25,600        697,600         53,700      1,463,325             --             --
Synthes-Stratec, Inc. (Switzerland)              2,272      2,330,486          2,993      3,070,047            479        491,331
Taisho Pharmaceutical Co., Ltd.
(Japan)                                         28,000        541,102         41,000        792,328          6,000        115,950
Takeda Chemical Industries, Ltd.
(Japan)                                         43,500      1,940,583         21,800        972,522          3,500        156,139
Telik, Inc. (NON)                                8,500        228,140         24,480        657,043             --             --
Terumo Corp. (Japan)                            57,500      1,249,399         85,900      1,866,494         13,800        299,856
Teva Pharmaceutical Industries,  Ltd.
ADR (Israel)                                    40,000      2,536,400         19,200      1,217,472          3,058        193,908
Trimeris, Inc. (NON)                            11,700        172,575         24,500        361,375             --             --
UnitedHealth Group, Inc.                        66,029      4,254,909         72,282      4,657,852         21,730      1,400,281
USANA Health Sciences, Inc. (NON)                   --             --             --             --          1,300         30,329
Valeant Pharmaceuticals International           22,900        546,623         32,745        781,623         15,838        378,053
Varian Medical Systems, Inc. (NON)              17,000      1,467,270         18,330      1,582,062          8,100        699,111
VISX, Inc. (NON)                                    --             --             --             --          2,186         42,671
Vital Signs, Inc.                                   --             --             --             --          1,700         57,341
Watson Pharmaceuticals, Inc. (NON)              11,900        509,201         11,540        493,797          2,900        124,091
WellChoice, Inc. (NON)                          32,100      1,184,490         34,850      1,285,965         15,500        571,950
WellPoint Health  Networks, Inc. (NON)          10,100      1,148,572          9,620      1,093,986          2,100        238,812
Wyeth                                           49,150      1,845,583         53,065      1,992,591         23,100        867,405
Yamanouchi Pharmaceutical  Co., Ltd.
(Japan)                                         56,000      1,927,507         49,900      1,717,546          8,100        278,800
Zimmer Holdings, Inc. (NON)                     10,200        752,556         11,200        826,336          5,200        383,656
                                                         ------------                  ------------                  ------------
                                                          132,497,302                   161,145,986                    37,618,820

Insurance                                                        3.6%                          2.8%                          1.7%
---------------------------------------------------------------------------------------------------------------------------------
ACE, Ltd. (Bermuda)                            147,817      6,305,873        165,560      7,062,790         44,300      1,889,838
Aegon NV (Netherlands)                         120,005      1,533,482        140,753      1,798,609         22,717        290,289
Alleghany Corp. (NON)                               --             --            373         92,322             --             --
Allianz AG (Germany)                            11,800      1,287,626         17,300      1,887,791          2,824        308,157
Allstate Corp.                                   4,400        200,024          8,992        408,776             --             --
AMBAC Financial Group, Inc.                      5,000        368,900          5,500        405,790          2,500        184,450
American International Group, Inc.             107,271      7,653,786        109,023      7,778,791         35,900      2,561,465
AmerUs Group Co.                                14,740        594,759         29,470      1,189,115             --             --
AON Corp.                                       19,300        538,663         23,345        651,559          8,700        242,817
Aviva PLC (United Kingdom)                      62,614        607,547             --             --             --             --
Cathay Financial Holding Co., Ltd.
(Taiwan)                                       750,000      1,356,383             --             --             --             --
Ceres Group, Inc. (NON)                             --             --             --             --         86,877        614,220
China Life Insurance Co., Ltd. (China)
(NON)                                          964,000        606,344             --             --             --             --
Delphi Financial Group Class A                      --             --             --             --         13,594        571,220
Everest Re Group, Ltd. (Barbados)               13,200      1,127,808         11,250        961,200             --             --
FBL Financial Group, Inc. Class A                8,163        229,380         15,903        446,874             --             --
Fidelity National Financial, Inc.                   --             --             35          1,386             --             --
First American Corp.                            28,690        872,750         57,980      1,763,752             --             --
Fortis (Amsterdam Exchange)  (Belgium)          34,590        735,688         31,218        663,969          4,931        104,876
Fortis (Brussels Exchange)  (Belgium)            1,880         39,962             --             --             --             --
FPIC Insurance Group, Inc. (NON)                    --             --             --             --         16,926        388,113
Fremont General Corp.                           22,300        682,380         46,800      1,432,080         19,832        606,859
ING Groep NV (Netherlands)                      95,826      2,105,216         74,049      1,626,794         11,924        261,960
Landamerica Financial  Group, Inc.              16,200        733,212         32,000      1,448,320          2,479        112,200
Legal & General Group PLC (United
Kingdom)                                       108,241        188,471             --             --             --             --
Leucadia National Corp.                            173          9,217             --             --             83          4,422
Lincoln National Corp.                              --             --          1,823         86,264             --             --
Loews Corp. - Carolina Group                        --             --          8,749        239,285             --             --
MBIA, Inc.                                      13,900        871,530         14,470        907,269          4,700        294,690
Millea Holdings, Inc. (Japan)                       89      1,386,213             50        778,771              8        124,603
Mitsui Sumitomo Insurance Co., Ltd.
(Japan)                                             --             --            400          4,261            300          3,196
Odyssey Re Holdings Corp.                           --             --             --             --         21,617        583,659
Old Mutual PLC (United Kingdom)                378,243        702,048             --             --             --             --
Old Republic  International Corp.               43,850      1,076,956         51,095      1,254,893         31,198        766,223
Progressive Corp. (The)                         11,700      1,024,920         12,969      1,136,084          4,200        367,920
Promina Group, Ltd. (Australia)                195,904        554,842        292,740        829,102         47,175        133,610
Prudential Corp. PLC (United Kingdom)           24,829        204,186             --             --             --             --
PXRE Group, Ltd. (Bermuda)                      13,795        385,432         27,321        763,349         17,060        476,656
QBE Insurance Group, Ltd. (Australia)          286,971      2,449,244        426,417      3,639,389         68,584        585,352
Radian Group, Inc.                              29,800      1,269,480         30,840      1,313,784         10,500        447,300
Royal & Sun Alliance  Insurance Group
PLC  (United Kingdom)                          104,904        158,081             --             --             --             --
Samsung Fire & Marine Insurance (South
Korea)                                           9,380        650,593             --             --             --             --
Sanlam, Ltd. (South Africa)                    806,900      1,179,266             --             --             --             --
St. Paul Cos., Inc. (The)                        9,200        368,092          7,885        315,479             --             --
Stancorp Financial Group                         1,400         91,350          1,225         79,931             --             --
Stewart Information Services                    15,660        615,438         33,792      1,328,026         15,180        596,574
Sun Life Financial Services of Canada,
Inc. (Canada)                                   30,000        803,592         43,800      1,173,244          7,000        187,505
Swiss Reinsurance Co. (Switzerland)             38,902      2,681,731         47,208      3,254,310          7,619        525,220
Topdanmark A/S (Denmark) (NON)                   2,050        128,102             --             --             --             --
Torchmark Corp.                                 17,300        930,567         18,624      1,001,785          4,600        247,434
United Fire & Casualty Co.                          --             --             --             --          3,800        160,622
Universal American Financial Corp.
(NON)                                               --             --             --             --         42,580        510,960
W.R. Berkley Corp.                              14,450        576,266         12,335        491,920             --             --
XL Capital, Ltd. Class A (Bermuda)              43,613      3,316,333         55,600      4,227,824         15,900      1,209,036
Zenith National Insurance Corp.                 10,997        431,082         21,598        846,642         12,511        490,431
Zurich Financial Services
AG (Switzerland) (NON)                          20,137      3,176,221         25,844      4,076,389          4,144        653,636
                                                         ------------                  ------------                  ------------
                                                           52,809,036                    57,367,919                    16,505,513

Investment Banking/Brokerage                                     1.0%                          0.7%                          0.3%
---------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Co., Inc. (The)                     5,500        482,240          4,670        409,466             --             --
Credit Suisse Group (Switzerland)               28,993      1,005,048         42,407      1,470,047          6,838        237,041
Credit Suisse Group ADR (Switzerland)            7,723        268,760             --             --             --             --
Deutsche Bank AG (Germany)                      11,000        912,986         16,600      1,377,778          2,700        224,096
Federated Investors, Inc.                       18,700        587,741         20,500        644,315          9,500        298,585
Investors Group, Inc. (Canada)                  51,000      1,387,451         76,300      2,075,736         12,200        331,900
Morgan Stanley Dean  Witter & Co.               38,850      2,226,105         39,772      2,278,936         13,100        750,630
Nikko Securities Co., Ltd.  (Japan)             42,000        278,627             --             --             --             --
Nomura Securities Co., Ltd. (Japan)             37,000        674,118             --             --             --             --
Piper Jaffray Companies, Inc. (NON)                 76          4,115             87          4,711             34          1,841
Samsung Securities Co., Ltd. (South
Korea)                                          20,390        465,188             --             --             --             --
UBS AG (Switzerland)                            75,235      5,590,345         76,334      5,672,007         12,223        908,231
Van der Moolen Holding
NV (Netherlands)                                10,313         94,657             --             --             --             --
Yuanta Core Pacific Securities Co.
(Taiwan)                                       844,000        654,164             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           14,631,545                    13,932,996                     2,752,324

Other                                                            0.1%                           --%                           --%
---------------------------------------------------------------------------------------------------------------------------------
iShares Russell 1000 Growth Index Fund           4,745        223,490          4,917        231,591             --             --
iShares Russell 1000 Value Index Fund            3,615        216,575          3,804        227,898             --             --
iShares Russell 2000 Value Index Fund            4,336        742,106          2,431        416,066             --             --
iShares S&P 500 Index Fund                          --             --            400         45,292             --             --
Polaris Taiwan Top 50  Tracker Fund            257,000        382,688             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                            1,564,859                       920,847                            --

Photography/Imaging                                               --%                           --%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Eastman Kodak Co.                                   --             --         12,750        333,668             --             --
Konica Corp. (Japan)                                --             --            400          5,723            200          2,861
Olympus Corp. (Japan)                            9,000        193,828             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                              193,828                       339,391                         2,861

Real Estate                                                      0.7%                          0.9%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
Annaly Mortgage Management, Inc. (R)            17,800        347,990         34,740        679,167             --             --
Anthracite Capital, Inc. (R)                    43,600        555,028         86,800      1,104,964             --             --
Anworth Mortgage Asset Corp. (R)                17,590        245,556         34,980        488,321             --             --
Arden Realty, Inc. (R)                              --             --          2,646         85,545             --             --
Ayala Land, Inc. (Philippines)               1,497,000        141,428             --             --             --             --
Bedford Property Investors (R)                   7,651        233,126         15,153        461,712             --             --
Boston Properties, Inc. (R)                      7,300        396,463          6,220        337,808             --             --
Brandywine Realty Trust (R)                      4,520        138,086          8,600        262,730             --             --
Brookfield Homes Corp.                          12,500        438,625         29,981      1,052,033             --             --
Capital Automotive (R)                           7,389        260,906         18,013        636,039             --             --
Capstead Mortgage Corp. (R)                         --             --          4,963         91,567             --             --
CBL & Associates Properties (R)                  6,160        377,854         12,240        750,802             --             --
Cheung Kong Holdings, Ltd. (Hong Kong)          57,000        479,250             --             --             --             --
Cousins Properties, Inc. (R)                        --             --          2,618         85,844             --             --
Entertainment Properties Trust (R)               5,297        216,700         10,490        429,146             --             --
Equity Office Properties Trust (R)              39,204      1,132,604         49,938      1,442,709         17,200        496,908
Friedman, Billings, Ramsey Group, Inc.
Class A (R)                                     31,600        852,884         53,625      1,447,339             --             --
Glimcher Realty Trust (R)                       11,810        320,051         23,510        637,121             --             --
Health Care REIT, Inc. (R)                       6,150        249,690         12,210        495,726             --             --
IMPAC Mortgage Holdings, Inc. (R)               21,529        585,589         45,171      1,228,651             --             --
IndyMac Bancorp, Inc. (R)                        5,696        206,708         11,280        409,351             --             --
Kilroy Realty Corp. (R)                         14,215        504,633         30,896      1,096,808             --             --
LNR Property Corp.                               1,100         58,883          1,030         55,136             --             --
LTC Properties, Inc. (R)                            --             --             --             --         26,860        486,435
Mills Corp. (R)                                 10,955        583,792         21,696      1,156,180          4,962        264,425
National Health Investors, Inc. (R)                 --             --             --             --         17,498        538,938
Nationwide Health Properties, Inc. (R)           7,720        171,924         14,850        330,710             --             --
New World Development Co., Ltd. (Hong
Kong)                                          266,000        244,137             --             --             --             --
Pan Pacific Retail Properties, Inc.
(R)                                              6,400        333,440         12,600        656,460             --             --
Pennsylvania REIT (R)                               --             --          2,291         86,279             --             --
Prentiss Properties Trust (R)                    5,601        206,677         11,092        409,295             --             --
Redwood Trust, Inc. (R)                             --             --          2,099        130,495             --             --
SL Green Realty Corp. (R)                        4,476        213,505          8,864        422,813             --             --
Thornburg Mortgage, Inc. (R)                    13,000        404,300         27,300        849,030             --             --
Trizec Properties, Inc. (R)                     29,986        514,260         59,387      1,018,487             --             --
                                                         ------------                  ------------                  ------------
                                                           10,414,089                    18,338,268                     1,786,706

Semiconductor                                                    0.2%                          0.1%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Advantest Corp. (Japan)                          2,300        188,626             --             --             --             --
Applied Materials, Inc. (NON)                    5,400        115,452         10,309        220,406          2,800         59,864
ASML Holding NV (Netherlands) (NON)              9,986        182,943             --             --             --             --
King Yuan Electronics Co., Ltd.
(Taiwan) (NON)                                 333,000        456,483             --             --             --             --
KLA-Tencor Corp. (NON)                           2,000        100,700          2,200        110,770          1,000         50,350
Lam Research Corp. (NON)                        14,200        357,982         14,710        370,839          5,300        133,613
Novatek Microelectronics  Corp., Ltd.
(Taiwan)                                       139,000        612,614             --             --             --             --
Rofin-Sinar Technologies, Inc. (NON)            32,000        955,200         67,807      2,024,039             --             --
                                                         ------------                  ------------                  ------------
                                                            2,970,000                     2,726,054                       243,827

Software                                                         2.0%                          1.7%                          0.8%
---------------------------------------------------------------------------------------------------------------------------------
Adobe Systems, Inc.                              7,700        303,611          6,590        259,844             --             --
Aether Systems, Inc. (NON)                      65,900        306,435        130,100        604,965             --             --
Ansys, Inc. (NON)                                   --             --          1,907         75,784             --             --
Aspen Technology, Inc. (NON)                    85,900        701,803        174,700      1,427,299             --             --
Avid Technology, Inc. (NON)                     21,900      1,010,247         44,900      2,071,237             --             --
BMC Software, Inc. (NON)                        38,750        757,563         33,025        645,639             --             --
Brooktrout, Inc. (NON)                              --             --             --             --         14,100        279,744
Check Point Software Technologies,
Ltd. (Israel) (NON)                             19,798        450,800             --             --             --             --
Electronic Arts, Inc. (NON)                     13,554        731,374         12,230        659,931          1,400         75,544
FileNET Corp. (NON)                             14,400        383,760         30,200        804,830             --             --
Inet Technologies, Inc. (NON)                       --             --             --             --         30,437        377,723
Infosys Technologies, Ltd. (India)               6,733        766,626             --             --             --             --
KONAMI Corp. (Japan)                             6,700        195,827             --             --             --             --
Manugistics Group, Inc. (NON)                  111,200        761,720        192,200      1,316,570             --             --
Microsoft Corp. (SEG)                          528,500     13,196,645        557,306     13,915,931        165,600      4,135,032
Novell, Inc. (NON)                              27,924        317,775         55,302        629,337             --             --
Oracle Corp. (NON)                             198,950      2,389,390        208,088      2,499,137         67,000        804,670
Raindance Communications,  Inc. (NON)               --             --             --             --         10,200         29,070
RSA Security, Inc. (NON)                        55,900      1,050,361        119,506      2,245,518             --             --
S1 Corp. (NON)                                  28,781        218,736         57,000        433,200         19,414        147,546
SAP AG (Germany)                                 4,094        643,878             --             --             --             --
Siebel Systems, Inc. (NON)                      19,800        227,898         16,880        194,289             --             --
SS&C Technologies, Inc.                         24,300        589,761         54,354      1,319,172         17,512        425,016
Sybase, Inc. (NON)                                  --             --             --             --          4,753         99,765
Symantec Corp. (NON)                            56,800      2,629,840         60,470      2,799,761         25,000      1,157,500
Veritas Software Corp. (NON)                     6,600        177,606          5,670        152,580             --             --
WebEx Communications, Inc. (NON)                35,914      1,067,723         76,064      2,261,383         17,733        527,202
                                                         ------------                  ------------                  ------------
                                                           28,879,379                    34,316,407                     8,058,812

Technology                                                       0.8%                          0.6%                          0.4%
---------------------------------------------------------------------------------------------------------------------------------
Amkor Technologies, Inc. (NON)                  38,700        566,181         81,200      1,187,956             --             --
Avaya, Inc. (NON)                               42,400        673,312         82,900      1,316,452          3,000         47,640
Computer Associates International,
Inc.                                            81,476      2,188,445         84,657      2,273,887         32,800        881,008
Fiserv, Inc. (NON)                              32,100      1,148,217         33,845      1,210,636         13,300        475,741
Jabil Circuit, Inc. (NON)                       27,700        815,211         29,385        864,801         11,800        347,274
Motorola, Inc.                                 148,200      2,608,320        164,551      2,896,098         65,900      1,159,840
Nortel Networks Corp. (Canada) (NON)            76,500        448,836        117,800        691,148         17,900        105,022
Xerox Corp. (NON)                              179,500      2,615,315        177,555      2,586,976         51,000        743,070
                                                         ------------                  ------------                  ------------
                                                           11,063,837                    13,027,954                     3,759,595

Technology Services                                              0.8%                          0.9%                          0.6%
---------------------------------------------------------------------------------------------------------------------------------
Accenture, Ltd. Class A (Bermuda)
(NON)                                           47,900      1,187,920         45,713      1,133,682         10,200        252,960
Affiliated Computer Services, Inc.
Class A (NON)                                   10,100        524,190         11,000        570,900          5,100        264,690
Automatic Data Processing, Inc.                 25,950      1,089,900         27,500      1,155,000         11,400        478,800
Carreker Corp. (NON)                                --             --             --             --         17,618        139,535
Checkfree Corp. (NON)                           22,150        652,539         23,095        680,379          8,800        259,248
Ciber, Inc. (NON)                                   --             --          9,325        102,575             --             --
Cognizant Technology Solutions Corp.
(NON)                                            5,900        266,975          6,400        289,600          3,000        135,750
Compucom Systems, Inc. (NON)                    43,000        236,070         83,900        460,611             --             --
Computer Sciences Corp. (NON)                    1,550         62,512          1,300         52,429             --             --
Convergys Corp. (NON)                           60,500        919,600         60,520        919,904         18,700        284,240
Covansys Corp. (NON)                                --             --             --             --         34,349        397,761
Digital River, Inc. (NON)                           --             --             --             --          6,386        149,496
Digitas, Inc. (NON)                             53,011        545,483        111,267      1,144,937             --             --
Electronic Data Systems Corp.                    9,450        182,858          9,285        179,665          2,500         48,375
Factset Research Systems, Inc.                      --             --             --             --          9,200        391,552
Fair, Isaac and Co., Inc.                       19,350        698,148         21,250        766,700          9,850        355,388
First Data Corp.                                22,900        965,464         24,600      1,037,136         10,900        459,544
Imagistics International, Inc. (NON)            11,100        488,955         24,568      1,082,220         12,000        528,600
Infospace, Inc. (NON)                           11,100        431,457         23,300        905,671             --             --
MTS Systems Corp.                               37,690      1,042,882         78,604      2,174,973         21,013        581,430
Obic Co., Ltd. (Japan)                           1,000        241,323             --             --             --             --
QAD, Inc. (NON)                                 29,100        386,157         61,100        810,797             --             --
Sourcecorp (NON)                                    --             --             --             --         14,700        389,550
Tom Online, Inc. ADR (China) (NON)              15,800        191,970             --             --             --             --
Transaction Systems Architects, Inc.
(NON)                                           36,900        853,866         76,500      1,770,210         21,029        486,611
Trizetto Group (NON)                                --             --          5,398         41,835             --             --
United Online, Inc. (NON)                       19,325        321,955         42,632        710,249         27,222        453,519
Unova, Inc. (NON)                               41,960        906,756         83,530      1,805,083             --             --
VeriSign, Inc. (NON)                                --             --          4,298         71,304             --             --
                                                         ------------                  ------------                  ------------
                                                           12,196,980                    17,865,860                     6,057,049

Transportation                                                   1.6%                          1.3%                          0.6%
---------------------------------------------------------------------------------------------------------------------------------
Air France (France)                             30,371        545,199         45,488        816,569          7,276        130,614
Airports of Thailand Public Co.,  Ltd.
144A (Thailand) (NON)                          284,800        338,961             --             --             --             --
Alaska Air Group, Inc. (NON)                     7,600        187,416         15,100        372,366             --             --
America West Holdings Corp. (NON)               40,600        386,918         92,181        878,485             --             --
British Airways PLC (United Kingdom)
(NON)                                           23,234        118,058             --             --             --             --
Burlington Northern Santa Fe Corp.              12,750        401,625         18,874        594,531             --             --
Canadian National Railway Co. (Toronto
Exchange) (Canada)                              26,876      1,057,033         28,329      1,114,180         10,300        405,099
Canadian National Railway Co. (Canada)          18,585        724,675         27,700      1,080,091          4,464        174,062
Celadon Group, Inc. (NON)                           --             --             --             --          8,882        147,708
China Shipping Development Co. (China)         359,000        246,544             --             --             --             --
Cosco Pacific, Ltd. (Hong Kong)                304,000        468,275             --             --             --             --
Deutsche Lufthansa AG (Germany)                 93,927      1,534,928        101,200      1,653,781         16,300        266,370
East Japan Railway Co. (Japan)                     358      1,882,761            461      2,424,450             74        389,174
Exel PLC (United Kingdom)                      128,588      1,663,595        192,148      2,485,897         30,767        398,045
ExpressJet Holdings, Inc. (NON)                 79,100        984,004        173,941      2,163,826         29,077        361,718
General Maritime Corp. (NON)                    29,100        731,865         57,800      1,453,670             --             --
Golar LNG, Ltd. (Norway) (NON)                   9,800        148,870             --             --             --             --
Guangshen Railway Co., Ltd. (China)            574,000        178,677             --             --             --             --
J. B. Hunt Transport Services, Inc.
(NON)                                           12,200        343,674         16,270        458,326          6,200        174,654
MAIR Holdings, Inc. (NON)                           --             --             --             --         13,143        120,127
Malaysia International Shipping Corp.
(Malaysia)                                      88,000        317,263             --             --             --             --
Maritrans, Inc.                                     --             --             --             --          3,700         58,127
Mesa Air Group, Inc. (NON)                          --             --          8,032         66,344             --             --
Mitsui O.S.K Lines, Ltd. (Japan)                37,000        190,674             --             --             --             --
Nippon Express Co., Ltd. (Japan)                47,000        291,914             --             --             --             --
Nippon Yusen Kabushiki Kaisha (Japan)           92,000        439,612        134,000        640,304         21,000        100,346
Overseas Shipholding Group                          --             --          1,700         62,050             --             --
Qantas Airways, Ltd. (Australia)                51,055        132,906             --             --             --             --
Ryder System, Inc.                                  --             --          3,209        124,285             --             --
SCS Transportation, Inc. (NON)                  31,600        688,880         62,300      1,358,140             --             --
Singapore Airlines, Ltd. (Singapore)            26,000        170,644             --             --             --             --
Southwest Airlines Co.                          51,450        731,105         53,470        759,809         20,100        285,621
Thai Airways International (Thailand)          116,900        174,100             --             --             --             --
Thai Airways International 144A
(Thailand)                                     148,000        220,418             --             --             --             --
TPG NV (Netherlands)                            35,192        740,276         40,709        856,328          6,555        137,887
Union Pacific Corp.                             73,288      4,384,088         79,321      4,744,982         32,300      1,932,186
United Parcel Service, Inc. Class B             25,900      1,808,856         26,970      1,883,585         10,300        719,352
WAN HAI Lines, Ltd. (Taiwan)                   253,632        242,068             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           22,475,882                    25,991,999                     5,801,090

Utilities & Power                                                2.0%                          1.5%                          0.7%
---------------------------------------------------------------------------------------------------------------------------------
AGL Resources, Inc.                              7,140        207,203         14,000        406,280             --             --
Avista Corp.                                        --             --             --             --         31,638        598,591
Beijing Datang Power Generation
Company, Ltd. (China)                          858,000        721,397             --             --             --             --
CenterPoint Energy, Inc.                        18,850        215,456         16,075        183,737             --             --
Cleco Corp.                                      9,500        180,785         18,500        352,055             --             --
Companhia Energetica de Minas Gerais
ADR (Brazil)                                    27,991        488,443             --             --             --             --
Constellation Energy Group, Inc.                    --             --          2,102         83,975             --             --
Dominion Resources, Inc.                        10,862        698,427         11,841        761,376          5,100        327,930
DPL, Inc.                                       21,215        397,781         23,023        431,681         10,868        203,775
E.On AG (Germany)                               44,823      2,957,475         46,200      3,048,331          7,500        494,859
Edison International                           103,950      2,524,946        116,660      2,833,671         26,700        648,543
Electrabel SA (Belgium)                          1,523        495,897             --             --             --             --
Electricidade de Portugal
SA (Portugal)                                   90,589        256,005             --             --             --             --
Energen Corp.                                   24,405      1,006,706         52,739      2,175,484          8,300        342,375
Entergy Corp.                                   30,750      1,829,625         34,892      2,076,074         10,500        624,750
Exelon Corp.                                    34,462      2,373,398         34,287      2,361,346         10,000        688,700
Huaneng Power International,  Inc.
Class H (China)                                234,000        462,575             --             --             --             --
Iberdrola SA (Spain)                           105,699      2,181,856         96,739      1,996,902         15,577        321,543
Korea Electric Power Corp. (South
Korea)                                          56,580        994,667         30,560        537,240          5,200         91,415
ONEOK, Inc.                                     20,100        453,255         39,900        899,745         21,930        494,522
PG&E Corp. (NON)                                88,500      2,563,845         88,556      2,565,467         26,100        756,117
PNM Resources, Inc.                              7,900        237,395         15,400        462,770             --             --
Progress Energy, Inc.                           28,917      1,361,412         31,600      1,487,728         13,700        644,996
Reliant Resources, Inc. (NON)                   42,300        347,283         84,100        690,461             --             --
Scottish and Southern Energy PLC
(United Kingdom)                                73,128        923,913         95,484      1,206,363         15,469        195,438
Scottish Power PLC (United Kingdom)            135,136        945,552        147,079      1,029,118         23,854        166,907
Severn Trent PLC (United Kingdom)                7,946        111,124             --             --             --             --
South Jersey Industries, Inc.                    7,500        306,825         14,500        593,195             --             --
Tokyo Gas Co., Ltd. (Japan)                    287,000      1,087,184        238,000        901,567         38,000        143,948
UGI Corp.                                       11,200        368,704         22,400        737,408             --             --
Unified Energy Systems ADR (Russia)             26,497        833,331             --             --             --             --
Veolia Environnement (France)                   25,959        724,035         32,747        913,363          5,273        147,072
Westar Energy, Inc.                             16,200        339,552         32,200        674,912             --             --
WGL Holdings, Inc.                                  --             --          3,736        112,454             --             --
                                                         ------------                  ------------                  ------------
                                                           28,596,052                    29,522,703                     6,891,481
                                                         ------------                  ------------                  ------------
Total Common stocks  (cost
$991,459,553,  $1,090,328,240 and
$248,667,294)                                          $1,165,119,229                $1,246,552,986                  $294,790,680
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 8.1%                  Balanced 14.4%              Conservative 31.8%
U.S. government and
agency mortgage                              Principal                     Principal                     Principal
obligations (a)                                 amount          Value         amount          Value         amount          Value

U.S. Government
Guaranteed Mortgage
Obligations                                                       --%                           --%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Government National
Mortgage Association
Pass-Through Certificates
7 1/2s, May 20, 2030                           $93,621       $100,316            $--            $--            $--            $--
7s, with due dates from
August 15, 2029 to
September 15, 2029                                  --             --             --             --          6,806          7,256
                                                         ------------                  ------------                  ------------
                                                              100,316                            --                         7,256
U.S. Government Agency  Mortgage
Obligations                                                      8.1%                         14.4%                         31.8%
---------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corporation
5s, TBA, April 1, 2034                       7,000,000      7,032,816             --             --             --             --
Federal National
Mortgage Association
Adjustable Rate Mortgages
5.338s, September 1, 2031                      252,592        257,982        870,443        889,019        583,324        595,772
Federal National
Mortgage Association
Pass-Through Certificates
7s, with due dates from
December 1, 2025 to
January 1, 2034                              2,138,495      2,269,685        328,246        348,350        295,003        313,086
6 1/2s, with due dates
from April 1, 2026 to
January 1, 2034                              5,140,710      5,401,856      2,964,469      3,115,593      2,575,663      2,708,153
6 1/2s, January 1, 2016                             --             --         41,592         43,815             --             --
6 1/2s, TBA, April 1, 2034                   1,319,000      1,385,362             --             --             --             --
6s, October 1, 2029                              6,375          6,654             --             --             --             --
6s, TBA, April 1, 2034                       2,639,000      2,746,209             --             --             --             --
5 1/2s, TBA, April 1, 2034                  26,610,000     27,258,619     93,409,000     95,685,844     85,727,000     87,816,596
5 1/2s, TBA, April 1, 2019                          --             --             --             --        367,000        382,253
5s, TBA, April 1, 2034                      15,679,000     15,747,596     36,471,000     36,630,561     39,456,000     39,628,620
5s, TBA, April 1, 2018                      33,827,000     34,767,797     96,185,000     98,860,097    112,684,000    115,817,967
4 1/2s, TBA, March 1, 2034                  20,230,000     19,768,513     57,305,000     55,997,758     60,943,000     59,552,768

                                                         ------------                  ------------                  ------------
                                                          116,643,089                   291,571,037                   306,815,215
                                                         ------------                  ------------                  ------------
Total U.S. government and  agency
mortgage obligations  (cost
$116,995,192, $292,451,621  and
$307,756,522)                                            $116,743,405                  $291,571,037                  $306,822,471
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 1.6%                  Balanced 1.7%              Conservative 5.0%

U.S. government                              Principal                     Principal                     Principal
agency obligations (a)                          amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Fannie Mae
7 1/4s, January 15, 2010                   $16,484,000    $19,817,362    $13,018,000    $15,650,474    $25,783,000    $30,996,787
6 5/8s, October 15, 2007                            --             --     12,935,000     14,713,511      9,455,000     10,755,025
Freddie Mac 1.4s, November 3, 2004           3,000,000      3,000,162      1,600,000      1,600,086      4,700,000      4,700,254
Tennessee Valley Authority 6 3/4s,
November 1, 2025                                    --             --      2,030,000      2,447,888      1,300,000      1,567,613
                                                         ------------                  ------------                  ------------
Total U.S. government  agency
obligations (cost $22,404,321,
$33,709,977 and $46,990,246)                              $22,817,524                   $34,411,959                   $48,019,679
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 0.2%                  Balanced 1.3%              Conservative 0.7%

                                             Principal                     Principal                     Principal
U.S. treasury obligations (a)                   amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds
8s, November 15, 2021                       $2,000,000     $2,807,734            $--            $--            $--            $--
6 1/4s, May 15, 2030                                --             --     12,530,000     15,127,532      2,565,000      3,096,737
4 1/4s, November 15, 2013                       20,000         20,688        100,000        103,441         80,000         82,753
4 1/4s, August 15, 2013                             --             --             --             --      3,870,000      4,010,288
U.S. Treasury Notes 3 1/4s,
August 15, 2008                                     --             --     10,321,000     10,611,681             --             --
                                                         ------------                  ------------                  ------------
Total U.S. treasury obligations  (cost
$2,675,215, $25,537,149  and
$6,840,534)                                                $2,828,422                   $25,842,654                    $7,189,778
---------------------------------------------------------------------------------------------------------------------------------

                                                    Growth 6.0%                   Balanced 12.7%              Conservative 20.2%

Corporate bonds                              Principal                     Principal                     Principal
and notes (a)                                   amount          Value         amount          Value         amount          Value

Basic Materials                                                  0.7%                          0.8%                          1.3%
---------------------------------------------------------------------------------------------------------------------------------
Abitibi-Consolidated Finance LP
company guaranty  7 7/8s, 2009                 $16,000        $17,362        $29,000        $31,469        $42,000        $45,576
Abitibi-Consolidated, Inc. bonds
8.55s, 2010 (Canada)                           220,000        240,486        340,000        371,660        315,000        344,332
Acetex Corp. sr. notes 10 7/8s,  2009
(Canada)                                       250,000        274,375        110,000        120,725        265,000        290,838
AK Steel Corp. company guaranty 7
7/8s, 2009                                     277,000        253,455        435,000        398,025        376,000        344,040
Alcoa, Inc. notes 6 1/2s, 2011                      --             --        585,000        673,595        530,000        610,266
Appleton Papers, Inc. company guaranty
Ser. B, 12 1/2s, 2008                          155,000        175,150        210,000        237,300        140,000        158,200
Avery Dennison Corp. notes 4 7/8s,
2013                                                --             --        110,000        114,088         70,000         72,601
Better Minerals & Aggregates  Co.
company guaranty  13s, 2009                    450,000        333,000        340,000        251,600        300,000        222,000
Chevron Phillips Chemical Co.,  LLC
notes 5 3/8s, 2007                                  --             --        770,000        827,616        495,000        532,039
Compass Minerals Group, Inc. company
guaranty 10s, 2011                             290,000        329,150        445,000        505,075        440,000        499,400
Dow Chemical Co. (The) debs. 8.55s,
2009                                                --             --        335,000        412,245        215,000        264,575
Dow Chemical Co. (The) notes 5 3/4s,
2009                                                --             --        120,000        131,714        140,000        153,667
Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty 4.027s,
2009                                                --             --        270,000        268,512        320,000        318,237
Eastman Chemical Co. notes  3 1/4s,
2008                                                --             --        165,000        163,051        125,000        123,523
Equistar Chemicals LP/Equistar Funding
Corp. company guaranty 10 1/8s, 2008           615,000        661,125        833,000        895,475        497,000        534,275
Falconbridge, Ltd. bonds 5 3/8s,  2015
(Canada)                                            --             --        280,000        286,493        215,000        219,986
Georgia-Pacific Corp. bonds  7 3/4s,
2029                                           265,000        268,975        491,000        498,365        240,000        243,600
Georgia-Pacific Corp. company guaranty
8 7/8s, 2010                                   420,000        490,350        570,000        665,475        385,000        449,488
Georgia-Pacific Corp. debs.  7.7s,
2015                                            75,000         82,125             --             --             --             --
Georgia-Pacific Corp. sr. notes  8s,
2014                                                --             --        165,000        183,975        165,000        183,975
Hercules, Inc. company guaranty 11
1/8s, 2007                                     350,000        420,000        570,000        684,000        300,000        360,000
Huntsman ICI Chemicals, Inc. company
guaranty  10 1/8s, 2009                        375,000        376,875        575,000        577,875        415,000        417,075
Huntsman LLC company guaranty 11 5/8s,
2010                                           240,000        252,000        325,000        341,250             --             --
ICI Wilmington, Inc. company guaranty
5 5/8s, 2013                                        --             --         80,000         83,537         80,000         83,537
ICI Wilmington, Inc. company guaranty
4 3/8s, 2008                                        --             --        255,000        261,248        225,000        230,513
IMC Global, Inc. company guaranty Ser.
B, 10 7/8s, 2008                               210,000        253,050        320,000        385,600        295,000        355,475
ISP Chemco, Inc. company guaranty Ser.
B, 10 1/4s, 2011                               420,000        474,600      1,094,000      1,236,220        704,000        795,520
Louisiana-Pacific Corp. sr. notes 8
7/8s, 2010                                          --             --        238,000        297,500        372,000        465,000
Lyondell Chemical Co. notes Ser. A, 9
5/8s, 2007                                     755,000        781,425      1,169,000      1,209,915        693,000        717,255
MDP Acquisitions PLC sr. notes  9
5/8s, 2012 (Ireland)                           360,000        406,800        545,000        615,850        490,000        553,700
Millennium America, Inc. company
guaranty  9 1/4s, 2008                         504,000        538,020        286,000        305,305        249,000        265,808
Millennium America, Inc. company
guaranty 7s, 2006                                   --             --        519,000        528,083        105,000        106,838
Monsanto Co. sr. notes  7 3/8s, 2012                --             --        190,000        225,224        150,000        177,809
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)         170,000        182,750        261,000        280,575        230,000        247,250
Noveon International company guaranty
Ser. B, 11s, 2011                               80,000         91,600             --             --         35,000         40,075
PCI Chemicals Canada sec. sr. notes
10s, 2008 (Canada)                             253,818        239,858        390,000        368,550        369,672        349,340
Pioneer Cos., Inc. sec. FRN 4.61s,
2006                                            23,375         22,440             --             --          6,229          5,980
Potlatch Corp. company guaranty 10s,
2011                                           195,000        220,350        295,000        333,350        190,000        214,700
Praxair, Inc. notes 6 3/8s, 2012                    --             --        105,000        120,439         80,000         91,763
Smurfit Capital Funding PLC notes 6
3/4s, 2005 (Ireland)                           270,000        279,450        212,000        219,420         25,000         25,875
Steel Dynamics, Inc. company guaranty
9 1/2s, 2009                                   210,000        235,200        320,000        358,400        300,000        336,000
Sterling Chemicals, Inc. sec. notes
10s, 2007 (PIK)                                102,282         98,702             --             --         68,188         65,801
Stone Container Corp. sr. notes 9
3/4s, 2011                                     480,000        536,400        695,000        776,663        505,000        564,338
Ucar Finance, Inc. company guaranty 10
1/4s, 2012                                     170,000        198,050        255,000        297,075        240,000        279,600
United States Steel Corp. sr. notes 9
3/4s, 2010                                      80,000         91,200        105,000        119,700         76,000         86,640
WCI Steel, Inc. sr. notes Ser. B,
10s, 2004 (In default) (NON)                   700,000        392,000             --             --        350,000        196,000
Wheeling-Pittsburgh Steel  Corp. sr.
notes 6s, 2010                                      --             --             --             --         14,324          9,329
Wheeling-Pittsburgh Steel  Corp. sr.
notes 5s, 2011                                      --             --             --             --         28,648         18,943
WHX Corp. sr. notes  10 1/2s, 2005             320,000        290,800             --             --        130,000        118,138
WMC Finance USA company guaranty 6
1/4s, 2033 (Australia)                              --             --         75,000         78,549         60,000         62,839
WMC Finance USA company guaranty 5
1/8s, 2013 (Australia)                              --             --        135,000        138,411        100,000        102,527
                                                         ------------                  ------------                  ------------
                                                            9,507,123                    16,879,197                    12,954,286

Capital Goods                                                    0.6%                          0.8%                          1.3%
---------------------------------------------------------------------------------------------------------------------------------
AEP Industries, Inc. sr. sub. notes 9
7/8s, 2007                                     180,000        185,400        220,000        226,600        250,000        257,500
AGCO Corp. company guaranty 9 1/2s,
2008                                           222,000        243,645        295,000        323,763        283,000        310,593
Air2 US 144A sinking fund Ser. D,
12.266s, 2020  (In default) (NON)              192,819              2        530,253              5        433,843              4
Allied Waste North America,  Inc.
company guaranty Ser. B,  8 1/2s, 2008       1,295,000      1,447,163        705,000        787,838        205,000        229,088
Allied Waste North America,  Inc. sr.
notes 7 7/8s, 2013                                  --             --        515,000        561,350        400,000        436,000
Argo-Tech Corp. company guaranty 8
5/8s, 2007                                     215,000        216,075        480,000        482,400        220,000        221,100
Argo-Tech Corp. company guaranty Ser.
D, 8 5/8s, 2007                                100,000        100,500             --             --             --             --
BAE Systems Holdings, Inc. 144A notes
6.4s, 2011                                          --             --        140,000        155,380        130,000        144,282
BE Aerospace, Inc. sr. sub. notes 9
1/2s, 2008                                     145,000        139,200             --             --        210,000        201,600
BE Aerospace, Inc. sr. sub. notes
Ser. B, 8s, 2008                               285,000        260,775        610,000        558,150        250,000        228,750
Blount, Inc. company guaranty  13s,
2009                                           440,000        475,750        575,000        621,719        325,000        351,406
Blount, Inc. company guaranty  7s,
2005                                            30,000         30,600         40,000         40,800         35,000         35,700
Boeing Capital Corp. sr. notes  7
3/8s, 2010                                          --             --         55,000         65,268         10,000         11,867
Boeing Co. (The) bonds  6 1/8s, 2033                --             --        260,000        270,722        185,000        192,629
Briggs & Stratton company guaranty 8
7/8s, 2011                                      20,000         24,700         30,000         37,050         25,000         30,875
Browning-Ferris Industries, Inc.
 debs. 7.4s, 2035                                   --             --      1,218,000      1,175,370      1,080,000      1,042,200
Buhrmann US, Inc. company guaranty 12
1/4s, 2009                                     400,000        439,500             --             --        200,000        219,750
Bunge, Ltd. Finance Corp. company
guaranty 7.8s, 2012                                 --             --         40,000         48,124         50,000         60,156
Bunge, Ltd. Finance Corp. notes 5
7/8s, 2013                                          --             --        100,000        104,438         75,000         78,328
Bunge, Ltd. Finance Corp. 144A notes 4
3/8s, 2008                                          --             --        195,000        201,851        185,000        191,499
Crown Holdings SA notes  10 7/8s, 2013
(France)                                       370,000        431,050        500,000        582,500        535,000        623,275
Crown Holdings SA notes 9 1/2s,  2011
(France)                                       420,000        471,450        655,000        735,238        130,000        145,925
Decrane Aircraft Holdings Co. company
guaranty Ser. B,  12s, 2008                         --             --             --             --        150,000         99,188
Earle M. Jorgensen Co. sec. notes 9
3/4s, 2012                                     170,000        191,250        170,000        191,250        120,000        135,000
FIMEP SA sr. notes 10 1/2s, 2013
(France)                                       260,000        309,400        395,000        470,050        365,000        434,350
Flowserve Corp. company guaranty 12
1/4s, 2010                                     232,000        267,960        270,000        311,850        240,000        277,200
Hexcel Corp. sr. sub. notes  9 3/4s,
2009                                           390,000        408,525        205,000        214,738        235,000        246,163
John Deere Capital Corp. sr. notes
Ser. D, 3 1/8s, 2005                                --             --        330,000        337,307        215,000        219,761
Kennametal, Inc. sr. notes  7.2s, 2012              --             --        350,000        389,057        310,000        344,593
L-3 Communications Corp. company
guaranty  7 5/8s, 2012                         290,000        319,000        553,000        608,300        496,000        545,600
L-3 Communications Corp. company
guaranty  6 1/8s, 2013                          75,000         77,438             --             --             --             --
Legrand SA debs. 8 1/2s, 2025 (France)          25,000         26,625         40,000         42,600         40,000         42,600
Litton Industries, Inc. sr. notes  8s,
2009                                                --             --        390,000        471,692        365,000        441,455
Lockheed Martin Corp. bonds  8 1/2s,
2029                                                --             --        495,000        663,995        475,000        637,167
Manitowoc Co., Inc. (The)  company
guaranty  10 1/2s, 2012                        200,000        228,500        305,000        348,463        290,000        331,325
Motors and Gears, Inc. sr. notes  Ser.
D, 10 3/4s, 2006                               180,000        153,000             --             --        120,000        102,000
Owens-Brockway Glass company guaranty
8 7/8s, 2009                                        --             --      1,193,000      1,288,440        898,000        969,840
Owens-Brockway Glass sr. sec. notes 8
3/4s, 2012                                     850,000        924,375        110,000        119,625             --             --
Pliant Corp. company guaranty 13s,
2010                                                --             --             --             --         30,000         25,350
Raytheon Co. bonds  5 3/8s, 2013                    --             --         85,000         88,976        100,000        104,678
Raytheon Co. debs. 7s, 2028                         --             --        140,000        157,866        130,000        146,589
Raytheon Co. debs. 6s, 2010                         --             --             --             --         55,000         61,733
Raytheon Co. notes 8.3s, 2010                       --             --        220,000        270,230        270,000        331,645
Raytheon Co. notes 6 3/4s, 2007                     --             --        495,000        556,492        330,000        370,995
Raytheon Co. notes 4.85s, 2011                      --             --        180,000        185,853        160,000        165,203
Roller Bearing Company of America
company guaranty Ser. B, 9 5/8s, 2007          370,000        364,450             --             --        230,000        226,550
Sealed Air Corp. 144A bonds 6 7/8s,
2033                                                --             --        170,000        184,658        155,000        168,364
Sealed Air Corp. 144A notes 5 5/8s,
2013                                                --             --        205,000        214,867        135,000        141,498
Sequa Corp. sr. notes 9s, 2009                 480,000        540,000        657,000        739,125        339,000        381,375
Sequa Corp. sr. notes Ser. B, 8 7/8s,
2008                                                --             --             --             --         10,000         11,100
Siebe PLC 144A notes 7 1/8s, 2007
(United Kingdom)                               385,000        382,113        550,000        545,875        185,000        183,613
Tekni-Plex, Inc. company guaranty Ser.
B,  12 3/4s, 2010                              250,000        262,500        340,000        357,000        240,000        252,000
Terex Corp. company guaranty  Ser. B,
10 3/8s, 2011                                  180,000        204,750             --             --         85,000         96,688
Trimas Corp. company guaranty 9 7/8s,
2012                                           150,000        163,500        225,000        245,250        215,000        234,350
                                                         ------------                  ------------                  ------------
                                                            9,289,196                    15,982,125                    12,740,500

Communication Services                                           0.6%                          1.2%                          2.1%
---------------------------------------------------------------------------------------------------------------------------------
Alamosa Delaware, Inc.
company guaranty 11s, 2010                    $172,000       $183,610       $136,000       $145,180       $169,000       $180,408
Alamosa Delaware, Inc.
company guaranty stepped-coupon  zero %
(12s, 7/31/05), 2009 (STP)                     156,000        141,960             --             --         81,000         73,710
American Cellular Corp. sr. notes Ser.
B, 10s, 2011                                   335,000        321,600        485,000        465,600        305,000        292,800
American Tower Corp. sr. notes 9 3/8s,
2009                                           645,000        680,475        560,000        590,800        365,000        385,075
Ameritech Capital Funding company
guaranty  6 1/4s, 2009                              --             --        450,000        503,042        295,000        329,772
Asia Global Crossing, Ltd. sr. notes
13 3/8s, 2010 (Bermuda) (In default)
(NON)                                          190,000         21,375             --             --        100,000         11,250
AT&T Corp. sr. notes  8 3/4s, 2031                  --             --         55,000         64,876        205,000        241,811
AT&T Corp. sr. notes  8.05s, 2011                   --             --        495,000        578,667        325,000        379,933
AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031                                        --             --        185,000        239,946        135,000        175,095
AT&T Wireless Services, Inc. sr. notes
7 7/8s, 2011                                        --             --        570,000        679,747        660,000        787,075
Bell Atlantic Financial Services
notes Ser. A, 7.6s, 2007                            --             --        860,000        984,316        750,000        858,416
Bellsouth Capital Funding notes  7
3/4s, 2010                                          --             --        270,000        324,651        190,000        228,458
British Telecommunications PLC bonds 8
7/8s, 2030 (United Kingdom)                         --             --        105,000        140,094        200,000        266,846
British Telecommunications PLC notes 8
3/8s, 2010 (United Kingdom)                         --             --      1,015,000      1,256,626        910,000      1,126,630
Cellular Operating Co., LLC sr. sub.
notes 10 3/4s, 2008                            152,000        156,940        206,000        212,695        215,000        221,988
Centennial Cellular Operating  Co.
company guaranty  10 1/8s, 2013                230,000        236,900        350,000        360,500             --             --
Cincinnati Bell, Inc. company guaranty
7 1/4s, 2013                                   365,000        368,650        515,000        520,150        510,000        515,100
Cingular Wireless, LLC sr. notes 5
5/8s, 2006                                          --             --      1,240,000      1,338,525        900,000        971,510
Crown Castle International  Corp. sr.
notes 10 3/4s, 2011                            330,000        369,600             --             --        160,000        179,200
Crown Castle International  Corp. sr.
notes 9 3/8s, 2011                              70,000         75,950        500,000        542,500        340,000        368,900
Deutsche Telekom International Finance
BV bonds 8 1/2s,  2010 (Netherlands)                --             --        530,000        650,683        320,000        392,865
Deutsche Telekom International Finance
BV company guaranty 8 3/4s,
2030 (Netherlands)                                  --             --        895,000      1,166,704      1,000,000      1,303,580
Dobson Communications Corp. sr. notes
10 7/8s, 2010                                   76,000         67,640        420,000        373,800             --             --
Eircom Funding notes 8 1/4s, 2013
(Ireland)                                      295,000        328,925        450,000        501,750        185,000        206,275
Firstworld Communication Corp. sr.
disc. notes zero %, 2008 (In default)
(NON)                                          463,498             46             --             --        320,883             32
France Telecom notes 9 1/2s, 2031
(France)                                            --             --        285,000        385,234        215,000        290,615
France Telecom notes 7 3/4s, 2011
(France)                                            --             --        805,000        983,152        795,000        970,939
Globix Corp. company guaranty 11s,
2008 (PIK)                                      52,161         52,161             --             --         27,046         27,046
iPCS, Inc. sr. disc. notes
stepped-coupon zero % (14s, 7/15/05),
2010  (In default) (NON) (STP)                 500,000        136,250             --             --        260,000         70,850
Koninklijke (Royal) KPN NV sr. unsub.
notes 8 3/8s, 2030 (Netherlands)                    --             --        225,000        292,295        195,000        253,322
Koninklijke (Royal) KPN NV sr. unsub.
notes 8s, 2010 (Netherlands)                        --             --         95,000        115,710         65,000         79,170
New England Telephone & Telegraph Co.
debs.  7 7/8s, 2029                                 --             --        415,000        509,408        320,000        392,796
Nextel Communications, Inc. sr. notes
9 1/2s, 2011                                 1,090,000      1,245,325      1,575,000      1,799,438      1,180,000      1,348,150
Nextel Communications, Inc. sr. notes
5.95s, 2014                                    530,000        526,025        755,000        749,338        495,000        491,288
Nextel Partners, Inc. sr. notes 12
1/2s, 2009                                     331,000        387,270        448,000        524,160         82,000         95,940
PanAmSat Corp. company guaranty 8
1/2s, 2012                                     180,000        188,100        270,000        282,150        220,000        229,900
Qwest Corp. 144A notes  8 7/8s, 2012         1,235,000      1,401,725      1,165,000      1,322,275        695,000        788,825
Rural Cellular Corp. sr. sub.  notes
Ser. B, 9 5/8s, 2008                           505,000        460,813             --             --        370,000        337,625
Sprint Capital Corp. company guaranty
8 3/4s, 2032                                        --             --        305,000        385,489        335,000        423,406
Sprint Capital Corp. company guaranty
7 5/8s, 2011                                        --             --        450,000        525,453        400,000        467,070
Sprint Capital Corp. company guaranty
6 7/8s, 2028                                        --             --        700,000        726,944        470,000        488,091
Sprint Capital Corp. company guaranty
6 1/8s, 2008                                        --             --        135,000        148,809        170,000        187,389
Telecom Italia Capital 144A company
guaranty 6 3/8s,  2033 (Luxembourg)                 --             --        515,000        538,105        455,000        475,414
Telecom Italia Capital 144A company
guaranty 5 1/4s,  2013 (Luxembourg)                 --             --        240,000        247,316        210,000        216,401
Telecom Italia Capital 144A company
guaranty 4s, 2008 (Luxembourg)                      --             --        335,000        342,482        295,000        301,588
Telecorp PCS, Inc. company guaranty
stepped-coupon  zero % (11 5/8s,
4/15/04),  2009 (STP)                               --             --        165,000        175,436        125,000        132,906
Telefonica Europe BV company guaranty
7 3/4s, 2010 (Netherlands)                          --             --        430,000        519,301        315,000        380,418
Triton PCS, Inc. company guaranty 9
3/8s, 2011                                          --             --        470,000        458,250             --             --
TSI Telecommunication Services, Inc.
company guaranty Ser. B,  12 3/4s,
2009                                           190,000        208,050             --             --        120,000        131,400
UbiquiTel Operating Co. bonds
stepped-coupon zero %  (14s,
4/15/05), 2010 (STP)                           213,000        202,350             --             --        137,000        130,150
United States Cellular Corp. notes
6.7s, 2033                                          --             --        165,000        170,917        150,000        155,379
US UnWired, Inc. company guaranty
stepped-coupon Ser. B, zero % (13
3/8s, 11/1/04), 2009 (STP)                     195,000        182,325             --             --        170,000        158,950
Verizon New England, Inc. sr. notes 6
1/2s, 2011                                          --             --        275,000        310,402        345,000        389,414
Verizon Pennsylvania, Inc. debs.
8.35s, 2030                                         --             --        440,000        568,598        350,000        452,294
Vodafone Group PLC notes 7 7/8s,
2030 (United Kingdom)                               --             --        270,000        342,092        335,000        424,447
Vodafone Group PLC notes 7 5/8s,
2005 (United Kingdom)                               --             --        295,000        310,533        195,000        205,267
Western Wireless Corp. sr. notes 9
1/4s, 2013                                     390,000        400,725        565,000        580,538        365,000        375,038
                                                         ------------                  ------------                  ------------
                                                            8,344,790                    24,954,677                    20,368,217

Conglomerates                                                    0.1%                          0.2%                          0.3%
---------------------------------------------------------------------------------------------------------------------------------
Textron Financial Corp. notes  6s,
2009                                                --             --        630,000        709,333        415,000        467,259
Tyco International Group SA company
guaranty 7s, 2028 (Luxembourg)                      --             --        250,000        266,058        230,000        244,774
Tyco International Group SA company
guaranty 6 3/4s,  2011 (Luxembourg)                 --             --      2,115,000      2,355,224        590,000        657,013
Tyco International Group SA notes 6
3/8s, 2011 (Luxembourg)                      1,120,000      1,225,031             --             --      1,020,000      1,115,654
                                                         ------------                  ------------                  ------------
                                                            1,225,031                     3,330,615                     2,484,700

Consumer Cyclicals                                               1.4%                          2.0%                          3.2%
---------------------------------------------------------------------------------------------------------------------------------
American Standard Cos., Inc. company
guaranty  7 5/8s, 2010                         145,000        167,838        260,000        300,950        205,000        237,288
Ameristar Casinos, Inc. company
guaranty 10 3/4s, 2009                         140,000        161,875        175,000        202,344        170,000        196,563
Argosy Gaming Co. sr. sub.  notes 9s,
2011                                            20,000         22,400             --             --             --             --
Asbury Automotive Group, Inc. 144A sr.
sub. notes 8s, 2014                            210,000        210,000             --             --        150,000        150,000
Autonation, Inc. company guaranty 9s,
2008                                           280,000        327,600        450,000        526,500        400,000        468,000
Beazer Homes USA, Inc.  company
guaranty  8 5/8s, 2011                         200,000        223,000        298,000        332,270        286,000        318,890
Boyd Gaming Corp. sr. sub.  notes 7
3/4s, 2012                                     230,000        246,100        350,000        374,500        325,000        347,750
Building Materials Corp. company
guaranty 8s, 2008                              155,000        155,000             --             --        110,000        110,000
CanWest Media, Inc. sr. sub.  notes 10
5/8s, 2011 (Canada)                            250,000        283,750        135,000        153,225        210,000        238,350
Cendant Corp. notes  6 1/4s, 2010                   --             --        525,000        586,381        375,000        418,844
Cendant Corp. sr. notes 7 3/8s, 2013                --             --        140,000        163,500        255,000        297,803
Coinmach Corp. sr. notes  9s, 2010             270,000        287,550        390,000        415,350        380,000        404,700
Collins & Aikman Products company
guaranty  10 3/4s, 2011                        150,000        153,000        555,000        566,100        280,000        285,600
D.R. Horton, Inc. company guaranty 8s,
2009                                                --             --        360,000        415,800        280,000        323,400
D.R. Horton, Inc. sr. notes 5 7/8s,
2013                                           619,000        643,760        985,000      1,024,400        740,000        769,600
DaimlerChrysler NA Holding Corp.
company guaranty 8s, 2010                           --             --        785,000        924,320        595,000        700,599
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009                         --             --             --             --         75,000         85,367
DaimlerChrysler NA Holding Corp.
company guaranty Ser. D, 3.4s, 2004                 --             --        360,000        364,577        235,000        237,988
Dana Corp. notes 9s, 2011                      565,000        680,825        805,000        970,025        440,000        530,200
Dana Corp. notes 7s, 2029                       10,000          9,975             --             --             --             --
Dayton Superior Corp. 144A sec. notes
10 3/4s, 2008                                  465,000        478,950        370,000        381,100        235,000        242,050
Delco Remy International, Inc. company
guaranty 11s, 2009                             250,000        265,000             --             --        120,000        127,200
Delco Remy International, Inc. company
guaranty  10 5/8s, 2006                         20,000         20,375             --             --         20,000         20,375
Dillards, Inc. notes 6.43s, 2004                    --             --        185,000        185,694        190,000        190,713
Dura Operating Corp. company guaranty
Ser. D, 9s, 2009                               320,000        323,200        460,000        464,600        465,000        469,650
Federated Department Stores,  Inc. sr.
notes 8 1/2s, 2010                                  --             --        485,000        599,259        465,000        574,547
FelCor Lodging LP company guaranty 9
1/2s, 2008 (R)                                 295,000        313,438        440,000        467,500        410,000        435,625
Ford Motor Co. debs.  9.98s, 2047                   --             --        425,000        528,968        350,000        435,621
Ford Motor Credit Corp. notes 7 7/8s,
2010                                                --             --        495,000        553,886        625,000        699,351
Ford Motor Credit Corp. notes 7 3/8s,
2009                                                --             --        375,000        411,617        305,000        334,781
Ford Motor Credit Corp. notes 6 1/2s,
2007                                                --             --        185,000        197,925        135,000        144,432
Gap, Inc. (The) notes 6.9s, 2007               493,000        547,230        699,000        775,890        437,000        485,070
Garden State Newspapers, Inc. sr. sub.
notes 8 5/8s, 2011                              50,000         52,750             --             --         90,000         94,950
General Motors Acceptance  Corp. bonds
8s, 2031                                            --             --        330,000        365,262        225,000        249,042
General Motors Corp. debs.  8 3/8s,
2033                                                --             --        160,000        181,552        260,000        295,022
Goodyear Tire & Rubber Co. (The) notes
7.857s, 2011                                   230,000        189,750        317,000        261,525        310,000        255,750
GTECH Holdings Corp. notes  4 3/4s,
2010                                                --             --        155,000        161,565        135,000        140,718
Herbst Gaming, Inc. sec. notes  Ser.
B, 10 3/4s, 2008                               280,000        315,000        425,000        478,125        240,000        270,000
Hilton Hotels Corp. notes 8 1/4s, 2011              --             --        645,000        761,100        365,000        430,700
Hilton Hotels Corp. notes 7 5/8s, 2012         520,000        598,000        655,000        753,250        550,000        632,500
HMH Properties, Inc. company guaranty
Ser. B, 7 7/8s, 2008                           362,000        376,028        535,000        555,731        394,000        409,268
Hollinger Participation Trust 144A sr.
notes 12 1/8s, 2010 (Canada) (PIK)             244,453        281,732        343,088        395,409        117,245        135,125
Hollywood Park, Inc. company guaranty
Ser. B, 9 1/4s, 2007                           280,000        286,650        270,000        276,413        260,000        266,175
Horseshoe Gaming Holdings company
guaranty  8 5/8s, 2009                         320,000        335,600        415,000        435,231        450,000        471,938
Icon Health & Fitness company guaranty
11 1/4s, 2012                                  295,000        337,775        440,000        503,800        265,000        303,425
International Game Technology sr.
notes 8 3/8s, 2009                                  --             --        515,000        625,861        365,000        443,571
JC Penney Co., Inc. debs.  7.95s, 2017              --             --        120,000        141,900        115,000        135,988
JC Penney Co., Inc. debs.  7.65s, 2016              --             --        520,000        607,100        400,000        467,000
JC Penney Co., Inc. debs.  7 1/8s,
2023                                           215,000        242,950         25,000         28,250        175,000        197,750
JC Penney Co., Inc. notes  9s, 2012            225,000        285,188             --             --        165,000        209,138
JC Penney Co., Inc. notes  8s, 2010             80,000         93,800        720,000        844,200        160,000        187,600
John Q. Hammons Hotels LP/ John Q.
Hammons Hotels Finance Corp. III 1st
mtge. Ser. B, 8 7/8s, 2012                     410,000        453,050        615,000        679,575        580,000        640,900
Jostens, Inc. sr. sub. notes  12 3/4s,
2010                                           110,000        124,300        170,000        192,100        175,000        197,750
K. Hovnanian Enterprises, Inc. company
guaranty  10 1/2s, 2007                         80,000         94,000             --             --         50,000         58,750
K. Hovnanian Enterprises, Inc. company
guaranty  9 1/8s, 2009                              --             --             --             --        140,000        146,825
K. Hovnanian Enterprises, Inc. sr.
notes 6 1/2s, 2014                             200,000        204,500        986,000      1,008,185        858,000        877,305
KB Home sr. sub. notes  9 1/2s, 2011           130,000        147,550        225,000        255,375        195,000        221,325
Lear Corp. company guaranty Ser. B,
8.11s, 2009                                         --             --        160,000        189,200        150,000        177,375
Levi Strauss & Co. sr. notes 12 1/4s,
2012                                           230,000        173,650        350,000        264,250        330,000        249,150
Mandalay Resort Group sr. notes 9
1/2s, 2008                                          --             --             --             --        230,000        273,988
Mandalay Resort Group sr. sub.  notes
Ser. B, 10 1/4s, 2007                          395,000        465,113        415,000        488,663             --             --
MGM Mirage, Inc. company guaranty 8
1/2s, 2010                                          --             --        465,000        542,888        355,000        414,463
MGM Mirage, Inc. company guaranty 8
3/8s, 2011                                     585,000        675,675        946,000      1,092,630        461,000        532,455
Mohegan Tribal Gaming Authority sr.
sub. notes  8 3/8s, 2011                            --             --        346,000        382,330             --             --
Mohegan Tribal Gaming Authority sr.
sub. notes  6 3/8s, 2009                       340,000        357,000        520,000        546,000        689,000        723,450
Nortek, Inc. sr. sub. notes  Ser. B, 9
7/8s, 2011                                      40,000         44,600             --             --         20,000         22,300
Owens Corning notes 7 1/2s, 2005 (In
default) (NON)                                $275,000       $120,656       $380,000       $166,725       $270,000       $118,463
Park Place Entertainment Corp. sr.
sub. notes 9 3/8s, 2007                             --             --      1,110,000      1,251,525        855,000        964,013
Park Place Entertainment Corp. sr.
sub. notes 8 7/8s, 2008                        550,000        628,375        280,000        319,900             --             --
Penn National Gaming, Inc. company
guaranty Ser. B, 11 1/8s, 2008                 300,000        336,750             --             --             --             --
Penn National Gaming, Inc. sr. sub.
notes 8 7/8s, 2010                              50,000         54,500        540,000        588,600        290,000        316,100
PRIMEDIA, Inc. company guaranty 8
7/8s, 2011                                     370,000        379,250        600,000        615,000        300,000        307,500
PRIMEDIA, Inc. company guaranty 7
5/8s, 2008                                          --             --        425,000        426,063             --             --
PRIMEDIA, Inc. 144A sr. notes 8s, 2013         265,000        266,325             --             --        305,000        306,525
Pulte Homes, Inc. company guaranty 7
7/8s, 2011                                          --             --        495,000        594,057        365,000        438,042
RadioShack Corp. notes  7 3/8s, 2011                --             --        270,000        322,479        250,000        298,592
RH Donnelley Finance Corp. I 144A sr.
notes 8 7/8s, 2010                             385,000        433,125        585,000        658,125        525,000        590,625
Russell Corp. company guaranty 9 1/4s,
2010                                           170,000        181,475        130,000        138,775        240,000        256,200
Ryland Group, Inc. sr. notes 9 3/4s,
2010                                           115,000        131,100        179,000        204,060        160,000        182,400
Saks, Inc. company guaranty 7 1/2s,
2010                                           525,000        582,750             --             --             --             --
Saks, Inc. 144A company guaranty 7s,
2013                                                --             --        531,000        557,550        329,000        345,450
Samsonite Corp. sr. sub. notes  10
3/4s, 2008                                     430,000        448,275        650,000        677,625        335,000        349,238
Sealy Mattress Co. sr. sub.  notes
Ser. B, 9 7/8s, 2007                           341,000        353,276        450,000        466,200        457,000        473,452
Sears Roebuck Acceptance FRN Ser. MTN,
3.13s, 2004                                         --             --        255,000        255,104        195,000        195,079
Service Corp. International notes 6s,
2005                                           290,000        302,325        625,000        651,563        625,000        651,563
SPX Corp. sr. notes 6 1/4s, 2011                    --             --        355,000        367,425        275,000        284,625
Starwood Hotels & Resorts Worldwide,
Inc. company guaranty 7 7/8s, 2012             325,000        367,250        520,000        587,600        300,000        339,000
Starwood Hotels & Resorts Worldwide,
Inc. company guaranty 7 3/8s, 2007              70,000         76,125        179,000        194,663        340,000        369,750
Station Casinos, Inc. 144A sr. notes
6s, 2012                                       270,000        278,100        405,000        417,150        375,000        386,250
Tenneco Automotive, Inc. sec. notes
Ser. B, 10 1/4s, 2013                          510,000        586,500        745,000        856,750        430,000        494,500
Tommy Hilfiger USA, Inc. company
guaranty  6.85s, 2008                          140,000        143,675        150,000        153,938        110,000        112,888
Trump Atlantic City Associates company
guaranty  11 1/4s, 2006                        515,000        427,450        385,000        319,550        385,000        319,550
Trump Casino Holdings, LLC company
guaranty  12 5/8s, 2010                        280,000        280,000        425,000        425,000        405,000        405,000
TRW Automotive, Inc. sr. notes 9 3/8s,
2013                                           397,000        456,550        549,000        631,350        393,000        451,950
United Auto Group, Inc.  company
guaranty  9 5/8s, 2012                        $230,000       $256,450       $255,000       $284,325       $250,000       $278,750
Venetian Casino Resort, LLC company
guaranty 11s, 2010                             325,000        373,750        495,000        569,250        310,000        356,500
Vertis, Inc. company guaranty  Ser. B,
10 7/8s, 2009                                  465,000        467,325        625,000        628,125        230,000        231,150
Von Hoffman Press, Inc.  company
guaranty  10 3/8s, 2007                         60,000         60,150             --             --         30,000         30,075
Von Hoffman Press, Inc.  company
guaranty  10 1/4s, 2009                         60,000         62,700        315,000        329,175        120,000        125,400
Von Hoffman Press, Inc. debs. 13s,
2009 (PIK)                                     179,463        161,517             --             --         42,670         38,403
WCI Communities, Inc.  company
guaranty  10 5/8s, 2011                             --             --        490,000        553,700        260,000        293,800
WCI Communities, Inc.  company
guaranty  9 1/8s, 2012                         230,000        256,450             --             --             --             --
William Carter Holdings Co. (The)
company guaranty  Ser. B, 10 7/8s,
2011                                           111,000        128,205        150,000        173,250        143,000        165,165
                                                         ------------                  ------------                  ------------
                                                           20,255,906                    39,288,753                    30,888,051

Consumer Staples                                                 0.9%                          1.7%                          2.8%
---------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp. sr.
notes 10 7/8s, 2010  (In default)
(NON)                                          530,000        514,100      1,140,000      1,105,800        360,000        349,200
Adelphia Communications Corp. sr.
notes Ser. B, 9 7/8s, 2007 (In
default) (NON)                                 345,000        331,200             --             --        615,000        590,400
Adelphia Communications Corp. sr.
notes Ser. B, 7 3/4s, 2009 (In
default) (NON)                                  70,000         66,850             --             --         30,000         28,650
AMC Entertainment, Inc. sr. sub. notes
9 1/2s, 2011                                        --             --             --             --        216,000        225,720
AOL Time Warner, Inc. bonds 7 5/8s,
2031                                                --             --        160,000        187,189        355,000        415,325
AOL Time Warner, Inc. notes 5 5/8s,
2005                                                --             --        340,000        353,967        185,000        192,599
Archer Daniels Midland Co. debs. 8
1/8s, 2012                                          --             --        335,000        420,494        320,000        401,666
Armkel, LLC/Armkel Finance sr. sub.
notes 9 1/2s, 2009                             195,000        214,013        285,000        312,788        260,000        285,350
AT&T Broadband Corp.  company guaranty
 8 3/8s, 2013                                       --             --        855,000      1,061,801        830,000      1,030,755
British Sky Broadcasting PLC company
guaranty 8.2s, 2009 (United Kingdom)           250,000        301,590             --             --             --             --
Cadbury Schweppes US Finance,  LLC
144A notes 3 7/8s, 2008                             --             --        415,000        422,621        340,000        346,244
Campbell Soup Co. notes  6 3/4s, 2011               --             --        420,000        490,134        535,000        624,337
Chancellor Media Corp.  company
guaranty 8s, 2008                              280,000        327,600        455,000        532,350        385,000        450,450
Charter Communications Holdings,
LLC/Capital Corp. sr. disc. notes
stepped- coupon zero % (11 3/4s,
5/15/06), 2011 (STP)                           735,000        466,725             --             --             --             --
Charter Communications Holdings,
LLC/Capital Corp. sr. notes 11 1/8s,
2011                                           290,000        253,750        405,000        354,375        705,000        616,875
Charter Communications Holdings,
LLC/Capital Corp. sr. notes 8 5/8s,
2009                                           460,000        379,500      1,425,000      1,175,625        205,000        169,125
Cinemark USA, Inc. sr. sub.  notes
Ser. B, 8 1/2s, 2008                           295,000        306,063        315,000        326,813        290,000        300,875
Comcast Corp. company guaranty 7.05s,
2033                                                --             --        445,000        494,466        390,000        433,352
Comcast Corp. company guaranty 5.85s,
2010                                                --             --        120,000        130,386         85,000         92,356
ConAgra, Inc. notes  7 7/8s, 2010                   --             --        375,000        455,541        275,000        334,064
ConAgra, Inc. notes  6 3/4s, 2011                   --             --        115,000        132,016        155,000        177,934
ConAgra, Inc. notes 6s, 2006                        --             --             --             --         50,000         54,228
Constellation Brands, Inc. company
guaranty Ser. B,  8s, 2008                     170,000        191,250             --             --        240,000        270,000
Constellation Brands, Inc. sr. sub.
notes Ser. B,  8 1/8s, 2012                         --             --        270,000        298,350             --             --
Cox Communications, Inc. notes 7 3/4s,
2010                                                --             --        250,000        298,305        305,000        363,932
Cox Enterprises, Inc. 144A notes 8s,
2007                                                --             --        215,000        245,963        115,000        131,562
CSC Holdings, Inc. debs. 7 5/8s, 2018          185,000        195,175        690,000        727,950             --             --
CSC Holdings, Inc. debs. Ser. B, 8
1/8s, 2009                                     615,000        661,125        580,000        623,500        725,000        779,375
CVS Corp. 144A
pass-through certificates 6.117s, 2013              --             --        235,301        266,832        181,862        206,232
Dean Foods Co. sr. notes 8.15s, 2007           175,000        195,125        515,000        574,225        421,000        469,415
Del Monte Corp. company guaranty Ser.
B, 9 1/4s, 2011                                295,000        330,400        490,000        548,800        430,000        481,600
Delhaize America, Inc.
company guaranty 8 1/8s, 2011                  340,000        391,000        500,000        575,000        290,000        333,500
Diageo PLC company guaranty  8s, 2022
(United Kingdom)                                    --             --        420,000        536,123        385,000        491,446
DirecTV Holdings, LLC sr. notes 8
3/8s, 2013                                     340,000        387,600        540,000        615,600        350,000        399,000
Diva Systems Corp. sr. disc. notes
Ser. B, 12 5/8s, 2008 (In default)
(NON)                                        1,829,000          4,573             --             --      1,123,000          2,808
Doane Pet Care Co. sr. sub.  debs. 9
3/4s, 2007                                     300,000        264,750        455,000        401,538        430,000        379,475
Dole Food Co. sr. notes  8 5/8s, 2009          129,000        141,255        258,000        282,510        115,000        125,925
Eagle Family Foods company guaranty
Ser. B, 8 3/4s, 2008                            80,000         64,800             --             --         40,000         32,400
Echostar DBS Corp. 144A sr. notes 6
3/8s, 2011                                     640,000        680,000        905,000        961,563        575,000        610,938
Emmis Communications Corp. company
guaranty Ser. B, 8 1/8s, 2009                   90,000         93,713             --             --         50,000         52,063
Fred Meyer, Inc. Holding Co. company
guaranty  7.45s, 2008                               --             --        345,000        399,127        160,000        185,103
Grand Metro Investment Corp. company
guaranty 9s, 2011                                   --             --         45,000         58,927         55,000         72,022
Hindustan Lever foreign debs. 9s, 2005          58,813          8,136             --             --             --             --
Hormel Foods Corp. notes 6 5/8s, 2011               --             --        480,000        560,284        310,000        361,850
Insight Midwest LP/Insight Capital,
Inc. sr. notes 10 1/2s, 2010                   160,000        172,000        250,000        268,750             --             --
Johnson (SC) & Son, Inc. 144A bonds 5
3/4s, 2033                                          --             --        365,000        367,540        260,000        261,809
Knology, Inc. 144A sr. notes 12s, 2009
(PIK)                                           29,739         29,590             --             --         12,581         12,518
Kraft Foods, Inc. notes 5 5/8s, 2011                --             --      1,005,000      1,089,797        610,000        661,469
Kraft Foods, Inc. notes 4 5/8s, 2006                --             --         25,000         26,389        205,000        216,388
Land O'Lakes, Inc. sr. notes 8 3/4s,
2011                                           455,000        404,950        695,000        618,550        280,000        249,200
Liberty Media Corp. debs. 8 1/2s, 2029              --             --        335,000        417,706        290,000        361,596
Liberty Media Corp. sr. notes 5.7s,
2013                                                --             --        300,000        313,214        300,000        313,214
Miller Brewing Co. 144A notes 5 1/2s,
2013                                                --             --        305,000        324,272        235,000        249,849
Miller Brewing Co. 144A notes 4 1/4s,
2008                                                --             --        270,000        279,441        215,000        222,518
News America Holdings, Inc. company
guaranty  9 1/4s, 2013                              --             --        655,000        860,584        625,000        821,168
News America Holdings, Inc. debs.
7.7s, 2025                                          --             --        670,000        805,847        520,000        625,434
News America, Inc. company guaranty 4
3/4s, 2010                                          --             --             --             --         85,000         88,622
News America, Inc. sr. notes 6 5/8s,
2008                                                --             --         10,000         11,242        130,000        146,148
Pegasus Satellite sr. notes 12 3/8s,
2006                                           145,000        127,963        225,000        198,563        200,000        176,500
PepsiAmericas, Inc. notes Ser. MTN, 3
7/8s, 2007                                          --             --        195,000        203,470        120,000        125,213
Philip Morris Cos., Inc. debs. 7 3/4s,
2027                                                --             --        165,000        183,909        155,000        172,763
Playtex Products, Inc.
company guaranty 9 3/8s, 2011                  350,000        336,000        510,000        489,600        310,000        297,600
Premier International Foods PLC sr.
notes 12s, 2009 (United Kingdom)               165,000        178,200        220,000        237,600        210,000        226,800
Premium Standard Farms, Inc. sr. notes
9 1/4s, 2011                                   355,000        362,100        165,000        168,300        295,000        300,900
Procter & Gamble Co. bonds 5 1/2s,
2034                                                --             --        350,000        352,532        325,000        327,351
Quebecor Media, Inc. sr. notes 11
1/8s, 2011 (Canada)                            340,000        390,150        520,000        596,700        210,000        240,975
Regal Cinemas, Inc. company guaranty
Ser. B, 9 3/8s, 2012                           350,000        394,188        380,000        427,975        350,000        394,188
Remington Arms Co., Inc. company
guaranty  10 1/2s, 2011                        235,000        237,938        350,000        354,375        345,000        349,313
Rite Aid Corp. notes  7 1/8s, 2007                  --             --        270,000        270,000             --             --
Rite Aid Corp. sr. notes 9 1/4s, 2013          130,000        137,800        445,000        471,700        430,000        455,800
Rite Aid Corp. 144A notes 6 1/8s, 2008         405,000        378,675        105,000         98,175             --             --
Rogers Cable, Inc. sec. notes 6 1/4s,
2013 (Canada)                                       --             --        340,000        351,475        265,000        273,944
Royal Caribbean Cruises, Ltd. sr.
notes 8 3/4s, 2011 (Liberia)                   250,000        292,500        340,000        397,800        240,000        280,800
Sbarro, Inc. company guaranty 11s,
2009                                           200,000        170,750        110,000         93,913        235,000        200,631
Sinclair Broadcast Group, Inc. company
guaranty 8s, 2012                              260,000        281,775        390,000        422,663        365,000        395,569
Six Flags, Inc. sr. notes 8 7/8s, 2010         205,000        212,175        865,000        895,275        365,000        377,775
Stater Brothers Holdings sr. notes 10
3/4s, 2006                                     340,000        357,000             --             --        170,000        178,500
TCI Communications, Inc. debs. 7 7/8s,
2013                                                --             --        365,000        440,071        405,000        488,298
TeleWest Communications PLC debs. 11s,
2007 (United  Kingdom) (In default)
(NON)                                          700,000        444,500        485,000        307,975        580,000        368,300
Time Warner, Inc. debs.  9.15s, 2023                --             --        585,000        767,440        550,000        721,525
Time Warner, Inc. debs. 9 1/8s, 2013                --             --      1,015,000      1,306,984        805,000      1,036,574
Time Warner, Inc. notes  8.18s, 2007                --             --             --             --        210,000        244,851
Tyson Foods, Inc. notes 8 1/4s, 2011                --             --         30,000         35,766        145,000        172,868
Tyson Foods, Inc. notes 7 1/4s, 2006                --             --        140,000        152,964        150,000        163,890
Tyson Foods, Inc. notes 7s, 2018                    --             --        160,000        172,165        130,000        139,884
Tyson Foods, Inc. notes 6 5/8s, 2004                --             --        380,000        387,660        250,000        255,040
USA Interactive notes 7s, 2013                      --             --        315,000        358,328        290,000        329,890
Viacom, Inc. company guaranty 7.7s,
2010                                                --             --        555,000        670,964        550,000        664,919
Vivendi Universal SA sr. notes  9
1/4s, 2010 (France)                            240,000        286,800        385,000        460,075             --             --
Vivendi Universal SA sr. notes  6
1/4s, 2008 (France)                            285,000        307,800        455,000        491,400             --             --
Williams Scotsman, Inc. company
guaranty  9 7/8s, 2007                         250,000        250,000        340,000        340,000        260,000        260,000
Young Broadcasting, Inc. company
guaranty 10s, 2011                             370,000        395,900        575,000        615,250        354,000        378,780
Yum! Brands, Inc. sr. notes 8 7/8s,
2011                                           140,000        174,825             --             --         50,000         62,438
                                                         ------------                  ------------                  ------------
                                                           13,093,872                    34,035,362                    27,159,963

Energy                                                           0.3%                          0.7%                          1.1%
---------------------------------------------------------------------------------------------------------------------------------
Amerada Hess Corp. bonds 7 7/8s, 2029               --             --        175,000        198,095        165,000        186,775
Amerada Hess Corp. unsub notes 6.65s,
2011                                                --             --         65,000         71,821         65,000         71,821
AmeriGas Partners LP/ AmeriGas Eagle
Finance  Corp. sr. notes 8 7/8s, 2011          240,000        265,800        201,000        222,608        194,000        214,855
Anadarko Finance Co. company guaranty
Ser. B, 6 3/4s, 2011                                --             --        130,000        151,641        115,000        134,144
Arch Western Finance, LLC 144A sr.
notes 6 3/4s, 2013                             160,000        170,400        595,000        633,675        505,000        537,825
Belden & Blake Corp. company guaranty
Ser. B, 9 7/8s, 2007                           240,000        235,800        345,000        338,963        345,000        338,963
Bluewater Finance, Ltd. company
guaranty 10 1/4s,  2012 (Cayman
Islands)                                       115,000        119,600        180,000        187,200        165,000        171,600
BRL Universal Equipment sec. notes 8
7/8s, 2008                                     275,000        297,000        520,000        561,600        236,000        254,880
Chesapeake Energy Corp. company
guaranty 9s, 2012                                   --             --        665,000        768,075        285,000        329,175
Chesapeake Energy Corp. company
guaranty  7 3/4s, 2015                         503,000        557,073         55,000         60,913        117,000        129,578
Conoco Funding Co. company guaranty
6.35s, 2011                                         --             --        785,000        901,045        595,000        682,958
Dresser, Inc. company guaranty 9 3/8s,
2011                                           205,000        223,450        275,000        299,750        275,000        299,750
El Paso Energy Partners LP company
guaranty Ser. B, 8 1/2s, 2011                  107,000        123,318        161,000        185,553        151,000        174,028
Encore Acquisition Co.
company guaranty 8 3/8s, 2012                   95,000        104,500         85,000         93,500        135,000        148,500
Forest Oil Corp. company guaranty 7
3/4s, 2014                                     165,000        175,313        265,000        281,563        240,000        255,000
Kerr-McGee Corp. company guaranty 6
7/8s, 2011                                          --             --        280,000        318,301        260,000        295,565
MidAmerican Energy Holdings  Co. sr.
notes 4 5/8s, 2007                                  --             --        920,000        965,203        590,000        618,989
Motiva Enterprises, LLC 144A sr. notes
5.2s, 2012                                          --             --        160,000        168,152        100,000        105,095
Newfield Exploration Co. sr. notes 7
5/8s, 2011                                     215,000        244,025        345,000        391,575        230,000        261,050
Nexen, Inc. notes 7 7/8s,
2032 (Canada)                                       --             --        430,000        536,736        335,000        418,155
Noble Affiliates, Inc. sr. notes 8s,
2027                                                --             --        330,000        397,762        250,000        301,335
Occidental Petroleum Corp. debs. 10
1/8s, 2009                                          --             --        390,000        508,655        250,000        326,061
Ocean Energy, Inc. company guaranty 7
1/4s, 2011                                          --             --        185,000        219,355        200,000        237,140
Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011                                     72,439         72,439        105,366        105,366         75,732         75,732
Parker Drilling Co. company guaranty
Ser. B, 10 1/8s, 2009                          190,000        205,200        285,000        307,800        250,000        270,000
Petro-Canada, Ltd. bonds 5.35s, 2033
(Canada)                                            --             --        155,000        144,648        150,000        139,982
Phillips Petroleum Co. notes 8 3/4s,
2010                                                --             --        205,000        260,722        300,000        381,545
Plains Exploration & Production  Co.
company guaranty  Ser. B, 8 3/4s, 2012         170,000        191,250         90,000        101,250        200,000        225,000
Pogo Producing Co. sr. sub.  notes
Ser. B, 8 1/4s, 2011                           240,000        270,000        430,000        483,750        195,000        219,375
Pride Petroleum Services, Inc. sr.
notes 9 3/8s, 2007                              61,000         62,068         89,000         90,558         73,000         74,278
Schlumberger Technology Corp. 144A
notes 6 1/2s, 2012                                  --             --        380,000        434,302        350,000        400,015
Seven Seas Petroleum, Inc. sr. notes
Ser. B, 12 1/2s, 2005 (In default)
(NON)                                               --             --             --             --         60,000              1
Star Gas Partners LP/Star Gas Finance
Co. sr. notes  10 1/4s, 2013                   215,000        239,725        330,000        367,950        310,000        345,650
Transocean Sedco Forex, Inc. notes 6
5/8s, 2011                                          --             --        390,000        445,927         45,000         51,453
Union Oil Co. of California company
guaranty  7.35s, 2009                               --             --         80,000         94,314         50,000         58,946
Union Oil Co. of California company
guaranty  5.05s, 2012                               --             --        850,000        884,590        550,000        572,382
Vintage Petroleum, Inc. sr. notes 8
1/4s, 2012                                     145,000        160,225        615,000        679,575        355,000        392,275
Weatherford International, Ltd. notes
4.95s, 2013 (Bermuda)                               --             --        130,000        132,071        110,000        111,753
Westport Resources Corp. company
guaranty  8 1/4s, 2011                              --             --        684,000        760,950        324,000        360,450
                                                         ------------                  ------------                  ------------
                                                            3,717,186                    13,755,514                    10,172,079

Financial                                                        0.1%                          2.3%                          4.0%
---------------------------------------------------------------------------------------------------------------------------------
Ace INA Holdings, Inc.
company guaranty 8.3s, 2006                         --             --        290,000        328,161        270,000        305,529
Allfirst Financial Inc. sub. notes
7.2s, 2007                                          --             --        235,000        264,499        180,000        202,595
American General Corp. notes 7 1/2s,
2010                                                --             --        995,000      1,202,635        775,000        936,725
Archstone-Smith Operating Trust notes
5s, 2007 (R)                                        --             --        985,000      1,048,353        625,000        665,199
ASIF Global Financing 144A notes
3.85s, 2007                                         --             --        215,000        222,390        150,000        155,156
Associates Corp. NA sr. notes Ser. 8,
7 3/8s, 2007                                        --             --        690,000        788,408        460,000        525,605
AXA Financial, Inc. sr. notes 7 3/4s,
2010                                                --             --        290,000        348,753        220,000        264,571
Bank of America Corp. sub. notes 7.4s,
2011                                                --             --      1,560,000      1,872,512      1,400,000      1,680,459
Bank of New York Co., Inc. (The) sr.
sub. notes FRN  3.4s, 2013                          --             --        110,000        109,793         75,000         74,859
Bank One Corp. sub. debs.  8s, 2027                 --             --        490,000        630,598        380,000        489,035
Bank One Corp. sub. notes  7.6s, 2007               --             --        465,000        530,673        325,000        370,901
Bank United Corp. sub. notes  8 7/8s,
2007                                                --             --        635,000        753,577        445,000        528,098
Barclays Bank PLC 144A FRN 6.86s, 2049
(United Kingdom)                                    --             --        500,000        560,572        385,000        431,640
Bear Stearns Cos., Inc. (The) notes
7.8s, 2007                                          --             --        105,000        121,734        210,000        243,469
Bear Stearns Cos., Inc. (The) sr.
notes 7 1/4s, 2006                                  --             --        435,000        489,007        285,000        320,384
Capital One Bank notes  6 1/2s, 2013                --             --         95,000        103,342        125,000        135,976
Capital One Bank notes  Ser. BKNT, 4
7/8s, 2008                                          --             --        110,000        115,914         85,000         89,570
Capital One Bank sr. notes  Ser. BKNT,
6.7s, 2008                                          --             --        255,000        285,672        195,000        218,455
Capital One Financial Corp. notes 7
1/4s, 2006                                          --             --        150,000        162,423         90,000         97,454
CenterPoint Properties Trust notes
Ser. MTN,  4 3/4s, 2010                             --             --        145,000        147,708        115,000        117,148
CIT Group, Inc. sr. notes  5 1/2s,
2007                                                --             --        285,000        309,492        185,000        200,898
CIT Group, Inc. sr. notes  Ser. MTN, 6
7/8s, 2009                                          --             --        450,000        518,938        305,000        351,724
CIT Group, Inc. sr. sub. notes  4
1/8s, 2006                                          --             --        775,000        805,089        625,000        649,266
Citigroup, Inc. debs.  6 5/8s, 2028                 --             --        710,000        802,347        650,000        734,543
Citigroup, Inc. notes  6 1/2s, 2011                 --             --      1,055,000      1,217,465        875,000      1,009,746
Citigroup, Inc. sub. notes  7 1/4s,
2010                                                --             --         10,000         11,910         45,000         53,593
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027                        --             --        230,000        276,221        180,000        216,173
Countrywide Home Loans, Inc. company
guaranty  6.85s, 2004                               --             --        870,000        879,415        555,000        561,006
Countrywide Home Loans, Inc. company
guaranty Ser. K, 5 5/8s, 2007                       --             --         95,000        103,487        150,000        163,400
Credit Suisse First Boston USA, Inc.
notes 5 1/2s, 2013                                  --             --        230,000        244,576        180,000        191,407
Crescent Real Estate Equities LP sr.
notes 9 1/4s, 2009 (R)                         145,000        161,313        226,000        251,425        209,000        232,513
Developers Diversified Realty  Corp.
notes 4 5/8s, 2010                                  --             --        295,000        301,764        230,000        235,273
EOP Operating LP sr. notes  7s, 2011                --             --        645,000        750,219        510,000        593,197
Equity One, Inc. company guaranty 3
7/8s, 2009                                          --             --        405,000        401,574        405,000        401,574
Executive Risk Capital Trust company
guaranty Class B, 8.675s, 2027                      --             --        430,000        504,406        300,000        351,911
Finova Group, Inc. notes 7 1/2s, 2009          865,000        534,138      1,190,000        734,825        775,000        478,563
First Chicago NBD Corp. sub. notes 6
3/8s, 2009                                          --             --        565,000        652,832        470,000        543,064
First Union National Bank sub. notes
7.8s, 2010                                          --             --        750,000        924,443        610,000        751,880
Fleet Capital Trust V bank guaranty
FRN 2.11s, 2028                                     --             --        225,000        226,737        220,000        221,698
FleetBoston Financial Corp. notes 7
1/4s, 2005                                          --             --         95,000        102,527         75,000         80,942
Franchise Finance Corp. of  America
sr. notes  8 3/4s, 2010 (R)                         --             --        665,000        855,569        465,000        598,255
Fund American Cos. Inc. notes 5 7/8s,
2013                                                --             --        300,000        315,894        230,000        242,186
General Electric Capital Corp. company
guaranty  7 7/8s, 2006                              --             --        585,000        671,114        380,000        435,937
General Electric Capital Corp. notes
Ser. A, 6 3/4s, 2032                                --             --        150,000        173,275        105,000        121,293
General Electric Capital Corp. notes
Ser. A, 6s, 2012                                    --             --      1,115,000      1,245,893        885,000        988,893
General Electric Capital Corp. notes
Ser. MTN,  3 1/4s, 2009                             --             --        295,000        294,622        240,000        239,693
General Electric Capital Corp. notes
Ser. MTNA,  6 1/8s, 2011                            --             --             --             --        220,000        248,255
Goldman Sachs Group LP sub. notes
6.345s, 2034                                        --             --        815,000        837,953        755,000        776,263
Goldman Sachs Group, Inc. (The) notes
6.65s, 2009                                         --             --        450,000        517,047        350,000        402,147
Goldman Sachs Group, Inc. (The) notes
4 3/4s, 2013                                        --             --             --             --         45,000         45,102
Hartford Financial Services Group,
Inc. (The) sr. notes 7.9s, 2010                     --             --        260,000        316,061        295,000        358,607
Hartford Life, Inc. sr. notes 7 3/8s,
2031                                                --             --        330,000        405,044        260,000        319,126
Heller Financial, Inc. notes 7 3/8s,
2009                                                --             --         70,000         83,811         40,000         47,892
Heritage Property Investment Trust
144A notes  5 1/8s, 2014                            --             --        150,000        149,054        150,000        149,054
Hospitality Properties Trust notes 6
3/4s, 2013 (R)                                      --             --        390,000        421,233        295,000        318,625
Household Finance Corp. notes 8s, 2010              --             --        245,000        300,133        560,000        686,017
Household Finance Corp. notes 7s, 2012              --             --      1,600,000      1,877,581      1,285,000      1,507,932
HRPT Properties Trust bonds 5 3/4s,
2014 (R)                                            --             --        115,000        120,016        105,000        109,580
HRPT Properties Trust sr. notes 6.7s,
2005 (R)                                            --             --         80,000         82,549         65,000         67,071
HSBC Capital Funding LP 144A bank
guaranty FRB 9.547s,  2049 (Jersey)                 --             --        530,000        688,027        410,000        532,248
HSBC Capital Funding LP 144A bank
guaranty FRB 4.61s,  2049 (Jersey)                  --             --        350,000        339,381        275,000        266,657
ING Capital Funding Trust III company
guaranty FRB  8.439s, 2049                          --             --        205,000        255,355        200,000        249,127
International Lease Finance  Corp.
notes 4.35s, 2008                                   --             --        350,000        365,001        275,000        286,786
iStar Financial, Inc. sr. notes  8
3/4s, 2008 (R)                                 248,000        281,170        320,000        362,800        239,000        270,966
iStar Financial, Inc. sr. notes 7s,
2008 (R)                                        30,000         32,400        460,000        496,800        235,000        253,800
iStar Financial, Inc. sr. notes 6s,
2010 (R)                                            --             --        125,000        131,563        160,000        168,400
John Hancock Financial Services,
Inc. sr. notes 5 5/8s, 2008                         --             --        385,000        423,015        275,000        302,153
John Hancock Global Funding II 144A
notes 7.9s, 2010                                    --             --        135,000        164,219        125,000        152,055
JPMorgan Chase & Co. sub. notes 5
3/4s, 2013                                          --             --        320,000        347,816        375,000        407,597
Kimco Realty Corp. notes  Ser. MTNC,
5.19s, 2013                                         --             --        275,000        284,896        230,000        238,277
Lehman Brothers Holdings, Inc. notes
Ser. F, 7 1/2s, 2006                                --             --        255,000        287,288        180,000        202,792
Liberty Mutual Insurance 144A notes
7.697s, 2097                                        --             --        345,000        351,233        295,000        300,329
Mercantile Bancorp. sub. notes 7.3s,
2007                                                --             --        949,000      1,094,100        620,000        714,797
Merrill Lynch & Co., Inc. notes Ser.
B, 4 3/4s, 2009                                     --             --         65,000         69,324         95,000        101,319
Metlife, Inc. sr. notes 6 1/8s, 2011                --             --        140,000        157,893        130,000        146,615
Morgan Stanley Tracers notes 4 1/4s,
2010                                                --             --        300,000        308,224        300,000        308,224
National City Bank sub. notes  Ser.
BKNT, 6 1/4s, 2011                                  --             --      1,175,000      1,339,223        775,000        883,317
National Westminster Bank sub. notes 7
3/8s, 2009 (United Kingdom)                         --             --        830,000        993,858        610,000        730,426
Nationwide Financial Services,  Inc.
notes 5 5/8s, 2015                                  --             --        125,000        134,710        425,000        458,014
Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031                             --             --        210,000        266,244             --             --
Nordea Bank Finland PLC sub. notes 6
1/2s, 2009 (Finland)                                --             --        515,000        587,421        400,000        456,249
OneAmerica Financial Partners,  Inc.
144A bonds 7s, 2033                                 --             --        140,000        148,561        120,000        127,338
PNC Funding Corp. bonds 5 1/4s, 2015                --             --        485,000        501,603        425,000        439,549
Popular North America, Inc. sub. notes
3 7/8s, 2008                                        --             --        250,000        255,162        240,000        244,956
Principal Life Global Funding I 144A
sec. notes  5 1/4s, 2013                            --             --        405,000        425,916        285,000        299,719
Protective Life Corp. notes 4.3s, 2013              --             --        200,000        196,228        155,000        152,076
Prudential Financial, Inc. notes  Ser.
MTNB, 4 1/2s, 2013                                  --             --             --             --         75,000         74,554
Prudential Insurance Co. 144A notes
8.3s, 2025                                          --             --        380,000        479,967        235,000        296,822
Rabobank Capital Funding II 144A bonds
5.26s, 2049                                         --             --        110,000        114,083        100,000        103,712
Rouse Co. (The) notes  5 3/8s, 2013                 --             --        145,000        149,798        130,000        134,302
Rouse Co. (The) notes  3 5/8s, 2009                 --             --         60,000         59,459         75,000         74,324
Sovereign Bancorp, Inc. sr. notes 10
1/2s, 2006                                     268,000        319,042        990,000      1,178,550        884,000      1,052,362
St. Paul Co., Inc. (The) sr. notes 5
3/4s, 2007                                          --             --        845,000        917,805        530,000        575,665
State Street Capital Trust II FRN
1.62s, 2008                                         --             --        390,000        392,781        255,000        256,818
Suncorp-Metway, Ltd. 144A  FRB 3 1/2s,
2013 (Australia)                                    --             --        290,000        285,805        225,000        221,745
Travelers Property Casualty Corp. sr.
notes 3 3/4s, 2008                                  --             --        150,000        153,453        105,000        107,417
UBS AG/Jersey Branch FRN 4.11s, 2008
(United Kingdom)                                    --             --        685,000        696,645        530,000        539,010
UBS Preferred Funding Trust I FRB
8.622s, 2049                                        --             --        285,000        359,611        260,000        328,066
USF&G Capital I 144A company guaranty
8 1/2s, 2045                                        --             --        450,000        549,824        350,000        427,641
Vornado Realty Trust notes 4 3/4s,
2010                                                --             --        220,000        225,572        200,000        205,066
Washington Mutual, Inc. sub. notes 8
1/4s, 2010                                          --             --        100,000        122,254        280,000        342,311
Washington Mutual, Inc. sub. notes 4
5/8s, 2014                                          --             --        465,000        456,471        460,000        451,563
Western Financial Bank sub. debs. 9
5/8s, 2012                                     260,000        296,400        550,000        627,000        395,000        450,300
Westpac Capital Trust III 144A sub.
notes FRN 5.819s, 2013                              --             --        295,000        314,679        230,000        245,343
XL Capital Europe PLC company guaranty
6 1/2s, 2012 (United Kingdom)                       --             --        140,000        158,894        105,000        119,170
                                                         ------------                  ------------                  ------------
                                                            1,624,463                    46,991,777                    38,237,104

Health Care                                                      0.3%                          0.4%                          0.6%
---------------------------------------------------------------------------------------------------------------------------------
Alderwoods Group, Inc.  company
guaranty  12 1/4s, 2009                        380,000        425,600        555,000        621,600        295,000        330,400
Alliance Imaging, Inc. sr. sub.  notes
10 3/8s, 2011                                  128,000        127,680        195,000        194,513         93,000         92,768
American Home Products Corp. notes
6.95s, 2011                                         --             --        720,000        829,856        470,000        541,712
AmerisourceBergen Corp. sr. notes 8
1/8s, 2008                                     310,000        345,650        805,000        897,575        670,000        747,050
Bayer Corp. 144A FRB  6.2s, 2008                    --             --        220,000        239,609        160,000        174,261
Beverly Enterprises, Inc. sr. notes 9
5/8s, 2009                                     250,000        285,625             --             --        170,000        194,225
Biovail Corp. sr. sub. notes  7 7/8s,
2010 (Canada)                                   75,000         72,375        114,000        110,010        100,000         96,500
Extendicare Health Services, Inc.
company guaranty 9 1/2s, 2010                  240,000        268,200             --             --        170,000        189,975
Hanger Orthopedic Group, Inc. company
guaranty  10 3/8s, 2009                        260,000        291,525        390,000        437,288        370,000        414,863
HCA, Inc. sr. notes 7 7/8s, 2011               196,000        225,689      1,060,000      1,220,561        340,000        391,501
Healthsouth Corp. sr. notes 8 1/2s,
2008                                           133,000        132,668        230,000        229,425        205,000        204,488
Healthsouth Corp. sr. notes 7s, 2008           348,000        334,950        605,000        582,313        170,000        163,625
Manor Care, Inc. company guaranty 8s,
2008                                                --             --        285,000        325,955        205,000        234,459
Mediq, Inc. debs. 13s, 2009 (In
default) (NON)                                 410,000             41             --             --        100,000             10
MedQuest, Inc. company guaranty Ser.
B, 11 7/8s, 2012                               164,000        185,320        100,000        113,000        203,000        229,390
Omnicare, Inc. sr. sub. notes  6 1/8s,
2013                                           380,000        396,150        445,000        463,913        275,000        286,688
Owens & Minor, Inc. company guaranty 8
1/2s, 2011                                     340,000        379,100             --             --        170,000        189,550
PacifiCare Health Systems, Inc.
company guaranty  10 3/4s, 2009                250,000        293,750        374,000        439,450        208,000        244,400
Stewart Enterprises, Inc. notes 10
3/4s, 2008                                     215,000        241,875        210,000        236,250        230,000        258,750
Tenet Healthcare Corp. sr. notes 6
1/2s, 2012                                      20,000         17,250             --             --             --             --
Tenet Healthcare Corp. sr. notes 6
3/8s, 2011                                     195,000        168,675             --             --             --             --
Tenet Healthcare Corp. sr. notes 5
3/8s, 2006                                     320,000        300,800             --             --             --             --
Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012                              355,000        410,025        460,000        531,300        135,000        155,925
Ventas Realty LP/Capital Corp. company
guaranty  8 3/4s, 2009                              --             --         65,000         73,613         85,000         96,263
Wyeth bonds 6 1/2s, 2034                            --             --        165,000        174,740        155,000        164,149
                                                         ------------                  ------------                  ------------
                                                            4,902,948                     7,720,971                     5,400,952

Other                                                            0.2%                          0.8%                          0.4%
---------------------------------------------------------------------------------------------------------------------------------
Dow Jones TRAC-X NA HY T3  144A notes
8s, 2009                                     3,500,000      3,513,092     15,880,000     15,939,618      4,000,000      4,014,962

Technology                                                       0.2%                          0.3%                          0.5%
---------------------------------------------------------------------------------------------------------------------------------
Avaya, Inc. sec. sr. notes  11 1/8s,
2009                                                --             --        156,000        186,030        163,000        194,378
Computer Associates International,
Inc. sr. notes Ser. B, 6 3/8s, 2005                 --             --        100,000        103,750        100,000        103,750
Fiserv, Inc. notes 4s, 2008                         --             --        170,000        173,615        125,000        127,658
IBM Canada Credit 144A  company
guaranty 3 3/4s,  2007 (Canada)                     --             --        975,000        997,786        640,000        654,957
Iron Mountain, Inc. company guaranty 8
5/8s, 2013                                      15,000         16,350             --             --        340,000        370,600
Iron Mountain, Inc. sr. sub. notes 8
1/4s, 2011                                     215,000        226,825        485,000        511,675         40,000         42,200
Jabil Circuit, Inc. sr. notes 5 7/8s,
2010                                                --             --        145,000        155,558        140,000        150,194
Lucent Technologies, Inc. debs. 6.45s,
2029                                           620,000        523,900        990,000        836,550        405,000        342,225
Motorola, Inc. notes  7 5/8s, 2010                  --             --         90,000        104,721         70,000         81,450
Motorola, Inc. notes  6 3/4s, 2006                  --             --        100,000        107,557         75,000         80,668
Nortel Networks Corp. notes 6 1/8s,
2006 (Canada)                                  440,000        451,000        630,000        645,750        580,000        594,500
ON Semiconductor Corp.  company
guaranty 13s, 2008                             218,000        263,780        328,000        396,880        150,000        181,500
SCG Holding & Semiconductor  Corp.
company guaranty  12s, 2009                    125,000        135,000        185,000        199,800        150,000        162,000
Science Applications International
Corp. notes  5 1/2s, 2033                           --             --        335,000        318,751        260,000        247,389
Seagate Technology Hdd Holdings
company guaranty  8s, 2009 (Cayman
Islands)                                       200,000        218,500        305,000        333,213        285,000        311,363
SunGard Data Systems, Inc. 144A bonds
4 7/8s, 2014                                        --             --        155,000        155,768        145,000        145,718
Unisys Corp. sr. notes  8 1/8s, 2006           145,000        158,775        222,000        243,090        208,000        227,760
Xerox Corp. company guaranty 9 3/4s,
2009                                           100,000        116,500             --             --             --             --
Xerox Corp. sr. notes  7 5/8s, 2013            110,000        117,150             --             --             --             --
Xerox Corp. sr. notes  7 1/8s, 2010            500,000        531,250        810,000        860,625        680,000        722,500
                                                         ------------                  ------------                  ------------
                                                            2,759,030                     6,331,119                     4,740,810

Transportation                                                   0.1%                          0.3%                          0.5%
---------------------------------------------------------------------------------------------------------------------------------
Calair, LLC/Calair Capital Corp.
company guaranty  8 1/8s, 2008                 750,000        641,250        610,000        521,550        970,000        829,350
Continental Airlines,
Inc. pass-through certificates Ser.
97-4A, 6.9s, 2018                                   --             --         74,958         73,833         62,465         61,528
Continental Airlines,
Inc. pass-through certificates Ser.
98-1A, 6.648s, 2017                                 --             --        643,064        628,595        511,044        499,546
Continental Airlines,
Inc. pass-through certificates Ser.
98-2, 6.32s, 2008                                   --             --          5,000          5,021         75,000         75,316
CSX Corp. notes 6 1/4s, 2008                        --             --        590,000        659,219        380,000        424,582
CSX Corp. notes 4 7/8s, 2009                        --             --        145,000        153,498        150,000        158,791
Delta Air Lines, Inc. notes 7.9s, 2009              --             --        630,000        415,800        290,000        191,400
Delta Air Lines, Inc. pass-through
certificates Ser. 00-1, 7.779s, 2005           250,000        217,579             --             --             --             --
FedEx Corp. 144A notes  2.65s, 2007                 --             --        280,000        279,160        280,000        279,160
Kansas City Southern Railway Co.
company guaranty 9 1/2s, 2008                  295,000        328,188        465,000        517,313        205,000        228,063
Kansas City Southern Railway Co.
company guaranty 7 1/2s, 2009                   55,000         56,650         85,000         87,550         80,000         82,400
Navistar International Corp. company
guaranty Ser. B, 9 3/8s, 2006                   70,000         77,350             --             --             --             --
Navistar International Corp. sr. notes
Ser. B, 8s, 2008                               250,000        256,250        490,000        502,250        435,000        445,875
Norfolk Southern Corp. sr. notes 7
1/4s, 2031                                          --             --        330,000        390,704        240,000        284,148
Norfolk Southern Corp. sr. notes 6
3/4s, 2011                                          --             --         70,000         80,921        140,000        161,842
Northwest Airlines Corp. pass-through
certificates Ser. 99-2A, 7.575s, 2019               --             --        108,250        112,170         82,270         85,249
Northwest Airlines, Inc. company
guaranty  8.52s, 2004                               --             --        210,000        210,000        140,000        140,000
Northwest Airlines, Inc. sr. notes 9
7/8s, 2007                                     170,000        145,350             --             --             --             --
Travel Centers of America, Inc.
company guaranty 12 3/4s, 2009                 130,000        152,750             --             --         60,000         70,500
Union Pacific Corp. notes 7 3/8s, 2009              --             --        801,000        947,158        615,000        727,218
Union Pacific Corp. notes 6.65s, 2011               --             --         60,000         68,909        185,000        212,470
United AirLines, Inc. debs.  9 1/8s,
2012 (In default) (NON)                        580,000         78,300        815,000        110,025        770,000        103,950
US Air, Inc. pass-through certificates
Ser. 93-A2, 9 5/8s, 2004 (In default)
(NON)                                           94,506         30,242             --             --             --             --
US Air, Inc. pass-through certificates
Ser. 93-A3, 10 3/8s, 2013 (In default)
(NON)                                          434,728        139,113        283,518         90,726        500,882        160,282
                                                         ------------                  ------------                  ------------
                                                            2,123,022                     5,854,402                     5,221,670

Utilities & Power                                                0.5%                          1.2%                          2.1%
---------------------------------------------------------------------------------------------------------------------------------
AEP Texas Central Co. sr. notes Ser.
D, 5 1/2s, 2013                                     --             --        125,000        132,439         90,000         95,356
AES Corp. (The) 144A sec. notes 8
3/4s, 2013                                     540,000        592,650        740,000        812,150        520,000        570,700
Allegheny Energy Supply 144A bonds 8
1/4s, 2012                                     225,000        223,875        340,000        338,300        315,000        313,425
Allegheny Energy Supply 144A sec.
notes 10 1/4s, 2007                             85,000         92,650        130,000        141,700        125,000        136,250
American Electric Power Co.,  Inc.
notes Ser. A, 6 1/8s, 2006                          --             --         75,000         81,015         55,000         59,411
American Electric Power Co.,  Inc. sr.
notes Ser. C,  5 3/8s, 2010                         --             --        105,000        112,692         75,000         80,494
Appalachian Power Co. notes 3.6s, 2008              --             --         75,000         75,777         70,000         70,725
Arizona Public Services Co. notes 6
1/2s, 2012                                          --             --        350,000        393,170             --             --
Arizona Public Services Co. sr. notes
6 3/4s, 2006                                        --             --             --             --      1,105,000      1,219,943
Avista Corp. sr. notes  9 3/4s, 2008           150,000        180,750        211,000        254,255        213,000        256,665
Calpine Canada Energy Finance company
guaranty 8 1/2s,  2008 (Canada)                225,000        165,938        440,000        324,500        320,000        236,000
Calpine Corp. 144A sec. notes 8 1/2s,
2010                                           515,000        473,800        660,000        607,200        350,000        322,000
Carolina Power & Light Co.  1st mtge.
6 1/8s, 2033                                        --             --         10,000         10,563         55,000         58,095
CenterPoint Energy Resources  Corp.
debs. 8.9s, 2006                                    --             --         90,000        102,521         70,000         79,739
CenterPoint Energy Resources  Corp.
notes 7 3/4s, 2011                                  --             --        240,000        273,594        185,000        210,896
CenterPoint Energy Resources  Corp.
sr. notes Ser. B,  7 7/8s, 2013                245,000        283,589        385,000        445,640        355,000        410,915
Cleveland Electric Illuminating  Co.
(The) 144A sr. notes  5.65s, 2013                   --             --        295,000        306,380        270,000        280,416
CMS Energy Corp.
pass-through certificates 7s, 2005             360,000        365,400             --             --             --             --
CMS Energy Corp. sr. notes 9 7/8s,
2007                                                --             --        275,000        303,188             --             --
CMS Energy Corp. sr. notes 8.9s, 2008               --             --             --             --         60,000         64,500
CMS Energy Corp. sr. notes 7 5/8s,
2004                                                --             --        120,000        123,150             --             --
Consumers Energy Co. 1st mtge. Ser. B,
5 3/8s, 2013                                        --             --        490,000        503,605        425,000        436,801
Consumers Energy Co. bonds 6 1/4s,
2006                                                --             --        130,000        140,879        110,000        119,205
Dayton Power & Light Co. (The) 144A
1st mtge. 5 1/8s, 2013                              --             --        155,000        160,132        160,000        165,298
Dominion Resources, Inc. notes 5 1/8s,
2009                                                --             --        595,000        636,417        400,000        427,843
Dominion Resources, Inc. unsub. notes
5.7s, 2012                                          --             --        330,000        355,432        450,000        484,681
Duke Capital Corp. sr. notes Ser. A, 6
1/4s, 2005                                          --             --        305,000        320,232        215,000        225,737
Duke Energy Corp. 1st mtge. 5.3s, 2015              --             --        450,000        468,117        370,000        384,896
Duke Energy Field Services, LLC  notes
7 7/8s, 2010                                        --             --        375,000        448,573        290,000        346,896
Dynegy Holdings, Inc. sr. notes 6
7/8s, 2011                                     305,000        265,350        475,000        413,250        435,000        378,450
Edison Mission Energy sr. notes 9
7/8s, 2011                                     350,000        368,375        405,000        426,263             --             --
El Paso Corp. sr. notes  7 3/8s, 2012          175,000        150,500        250,000        215,000        210,000        180,600
El Paso Corp. sr. notes  Ser. MTN, 7
3/4s, 2032                                     590,000        473,475        880,000        706,200        400,000        321,000
Enterprise Capital Trust II company
guaranty FRB  Ser. B, 2.33s, 2028                   --             --        235,000        211,122        205,000        184,170
Exelon Generation Co., LLC sr. notes
6.95s, 2011                                         --             --        165,000        190,704        165,000        190,704
FirstEnergy Corp. notes Ser. C,  7
3/8s, 2031                                          --             --        495,000        551,772        420,000        468,170
Florida Power & Light Co.  1st mtge.
5.95s, 2033                                         --             --        185,000        195,205        175,000        184,654
Florida Power & Light Co.  1st mtge. 5
5/8s, 2034                                          --             --        115,000        115,966         85,000         85,714
Georgia Power Co. sr. notes Ser. G,
6.2s, 2006                                          --             --        410,000        440,710        270,000        290,224
Indianapolis Power & Light 144A 1st
mtge. 6.3s, 2013                                    --             --        115,000        125,943        110,000        120,467
KeySpan Corp. notes  7 5/8s, 2010                   --             --        235,000        285,338        175,000        212,486
Midland Funding II Corp. debs. Ser. A,
11 3/4s, 2005                                  435,310        460,340        201,617        213,210        265,768        281,050
Midwest Generation, LLC pass-through
certificates Ser. A, 8.3s, 2009                245,000        252,350        355,000        365,650        355,000        365,650
Mirant Americas Generation,  Inc. sr.
notes 8.3s, 2011  (In default) (NON)           395,000        292,300        610,000        451,400        570,000        421,800
Monongahela Power Co.  1st mtge. 5s,
2006                                                --             --        410,000        418,200        365,000        372,300
National Fuel Gas Co. notes 5 1/4s,
2013                                                --             --        145,000        153,028        100,000        105,536
National Rural Utilities Cooperative
Finance Corp. coll. trust 3 7/8s, 2008              --             --        245,000        253,107        195,000        201,452
National Rural Utilities Cooperative
Finance Corp. coll. trust 3s, 2006                  --             --        425,000        432,486        380,000        386,693
Nevada Power Co. 144A 2nd mtge. 9s,
2013                                           115,000        129,088        405,000        454,613        355,000        398,488
NiSource Finance Corp.  company
guaranty  7 7/8s, 2010                              --             --        870,000      1,052,197        675,000        816,360
Northern States Power Co. mtge. Ser.
B, 8s, 2012                                         --             --        575,000        721,890        370,000        464,521
Oncor Electric Delivery Co. sec. notes
7 1/4s, 2033                                        --             --        195,000        229,485        220,000        258,906
Oncor Electric Delivery Co. sec. notes
6 3/8s, 2012                                        --             --        295,000        332,741        230,000        259,425
Pacific Gas & Electric Co.  1st mtge.
6.05s, 2034                                         --             --        225,000        227,265        220,000        222,215
Pacific Gas & Electric Co.  1st mtge.
4.8s, 2014                                          --             --        120,000        120,862        120,000        120,862
Pacific Gas & Electric Co. 1st. mtge.
4.2s, 2011                                          --             --         80,000         80,001         85,000         85,001
Pacific Gas & Electric Co. 144A sr.
notes 10 3/8s, 2005 (In default) (NON)         185,000        185,925        155,000        155,775        180,000        180,900
PacifiCorp Sinking Fund  1st mtge.
5.45s, 2013                                         --             --        225,000        240,674        180,000        192,540
Panhandle Eastern Pipe Line sr. notes
4.8s, 2008                                          --             --        105,000        110,342         80,000         84,070
Pepco Holdings, Inc. notes 5 1/2s,
2007                                                --             --        190,000        204,498        180,000        193,735
Potomac Edison Co. 1st mtge. 8s, 2024               --             --        140,000        142,406        105,000        106,805
Power Receivable Finance, LLC 144A sr.
notes 6.29s, 2012                                   --             --        293,303        312,054        253,533        269,742
PP&L Capital Funding, Inc. company
guaranty Ser. D, 8 3/8s, 2007                       --             --        135,000        155,324        135,000        155,324
Progress Energy, Inc. sr. notes 6
3/4s, 2006                                          --             --        130,000        140,899        100,000        108,384
Progress Energy, Inc. sr. notes 6.05s,
2007                                                --             --        550,000        599,751        390,000        425,278
Public Service Company of New Mexico
sr. notes 4.4s, 2008                                --             --        125,000        129,374        100,000        103,499
Public Service Electric & Gas Co.  1st
mtge. FRN 6 3/8s, 2008                              --             --        290,000        323,934        265,000        296,008
Public Services Co. of Colorado  sr.
notes Ser. A, 6 7/8s, 2009                          --             --        215,000        247,871        205,000        236,342
Rochester Gas & Electric notes 6 3/8s,
2033                                                --             --        115,000        121,286         90,000         94,920
South Carolina Electric & Gas Co.  1st
mtge. 5.8s, 2033                                    --             --        585,000        603,677        385,000        397,292
Southern California Edison Co. 1st
mtge. 6s, 2034                                      --             --        175,000        179,740        160,000        164,334
Southern California Edison Co. 1st
mtge. 5s, 2014                                      --             --        115,000        118,044        105,000        107,779
Southwestern Public Service Co. bonds
6s, 2033                                            --             --        270,000        277,976        230,000        236,794
Tampa Electric Co.  notes 6 7/8s, 2012              --             --        135,000        152,717        120,000        135,748
Teco Energy, Inc. notes  7.2s, 2011            480,000        510,000        705,000        749,063        345,000        366,563
TransCanada Pipelines, Ltd. notes 4s,
2013 (Canada)                                       --             --        135,000        130,167        105,000        101,241
Western Resources, Inc. 1st mtge. 7
7/8s, 2007                                          --             --        190,000        216,600        180,000        205,200
Western Resources, Inc. sr. notes 9
3/4s, 2007                                     275,000        317,969        625,000        722,656        590,000        682,188
Williams Cos., Inc. (The) notes 8
3/4s, 2032                                      45,000         47,700         65,000         68,900         60,000         63,600
Williams Cos., Inc. (The) notes 7
5/8s, 2019                                     635,000        644,525        960,000        974,400        505,000        512,575
Williams Cos., Inc. (The) sr. notes 8
5/8s, 2010                                     205,000        225,500        320,000        352,000        305,000        335,500
York Power Funding 144A notes 12s,
2007 (Cayman  Islands) (In default)
(NON)                                               --             --        133,909             13         49,100              5
                                                         ------------                  ------------                  ------------
                                                            6,702,049                    24,685,370                    20,190,151
                                                         ------------                  ------------                  ------------
Total Corporate bonds and notes  (cost
$84,560,767, $239,283,188  and
$186,046,441)                                             $87,057,708                  $255,749,500                  $194,573,445
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 1.9%                  Balanced 2.7%              Conservative 5.0%

                                             Principal                     Principal                     Principal
Asset-backed securities (a)                     amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Aames Mortgage Trust
Ser. 03-1, Class A, Interest
Only (IO), 6s, 2005                           $989,000        $47,543     $3,536,000       $169,982     $3,120,000       $149,984
Aames Mortgage Trust 144A
Ser. 03-1N, Class A,
7 1/2s, 2033                                        --             --        113,326        113,216        172,616        172,448
ABSC NIMS Trust 144A
Ser. 03-HE5, Class A,
7s, 2033                                        27,416         27,416             --             --             --             --
Ser. 03-HE7, Class A,
7s, 2033                                        30,708         30,708        178,303        178,303        164,435        164,435
Ser. 04-HE2, Class A1,
6 3/4s, 2034                                    57,000         57,000             --             --             --             --
Ace Securities Corp.
Ser. 03-FM1, Class A, IO,
5 1/2s, 2005                                   254,000         15,469      1,421,000         86,539      1,094,000         66,625
Aegis Asset Backed Securities
Trust 144A Ser. 04-1N,
Class Note, 5s, 2034                                --             --        224,687        224,687        165,419        165,419
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A,
1 1/2s, 2029                                   991,944        991,944      1,846,000      1,846,000      1,313,212      1,313,212
Ameriquest Mortgage
Securities, Inc.
Ser. 02-3, Class S, IO,
6s, 2032                                       745,625         35,825             --             --      3,885,000        186,662
Ser. 03-12, Class S, IO,
5s, 2006                                       670,000         39,572      1,706,000        100,761      1,560,000         92,138
Ser. 03-2, Class A,
1 1/2s, 2033                                   306,033        306,309             --             --             --             --
Ser. 03-3, Class S, IO,
5s, 2005                                     1,661,489         74,443     10,219,149        457,866      7,328,298        328,342
Ser. 03-6, Class S, IO,
5s, 2005                                       388,000         16,494             --             --             --             --
Ser. 03-8, Class S, IO,
5s, 2006                                       785,106         44,202      2,730,874        153,748      2,121,290        119,429
FRB Ser. 03-AR1, Class A2,
1.58s, 2033                                    633,627        636,399             --             --             --             --
FRB Ser. 03-AR3, Class M5,
4.84s, 2033                                     25,000         26,484        129,000        136,659        100,000        105,938
Amortizing Residential
Collateral Trust
Ser. 01-BC6, Class A, IO,
6s, 2004                                       631,455         11,890        866,182         16,310        757,455         14,262
Ser. 02-BC1, Class A, IO,
6s, 2005                                            --             --      1,018,909         39,246        639,273         24,624
Ser. 02-BC10, Class A, IO,
6s, 2004                                       959,636         21,467      2,202,455         49,268      1,548,273         34,635
Ser. 02-BC3, Class A, IO,
6s, 2005                                       589,091         13,960      2,214,545         52,478      5,803,636        137,529
Ser. 02-BC3N, Class B2,
7s, 2032                                            --             --         21,249         21,048         20,687         20,491
Ser. 02-BC4, Class A, IO,
6s, 2004                                       367,273          5,117      1,512,727         21,075        969,091         13,501
Ser. 02-BC5, Class A, IO,
6s, 2004                                       346,545          6,544      1,618,909         30,572      1,066,182         20,134
Ser. 02-BC6, Class A, IO,
6s, 2004                                       363,636          8,664      1,281,818         30,539        850,909         20,273
Ser. 02-BC8, Class A, IO,
6s, 2004                                            --             --      3,690,909         77,322      3,627,273         75,989
Ser. 02-BC9, Class A, IO,
6s, 2004                                     4,358,454        112,817      1,835,273         47,505      1,233,273         31,923
AQ Finance NIM Trust
Ser. 03-N1, Class Note,
9.37s, 2033                                     41,990         41,977        151,164        151,117        106,823        106,789
AQ Finance NIM Trust 144A
Ser. 03-N2, Class Note,
9.3s, 2033                                          --             --        386,155        389,052        275,305        277,370
Ser. 03-N7A, Class Note,
9.07s, 2033                                         --             --        190,166        191,116        173,950        174,820
Ser. 03-N9A, Class Note,
7.385s, 2033                                        --             --        102,251        102,826         79,245         79,690
Arc Net Interest Margin Trust
144A Ser. 02-8A, Class A1,
7 3/4s, 2032                                    24,664         24,461             --             --         12,270         12,169
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E,
7.11s, 2038                                         --             --        286,000        303,294        223,000        236,485
Argent NIM Trust Ser. 03-N8,
Class A, 5.56s, 2034                           131,743        131,743        487,078        487,078        357,191        357,191
Argent NIM Trust 144A
Ser. 03-N6, Class A,
6.4s, 2034                                          --             --        207,365        206,328        207,365        206,328
Ser. 04-WN2, Class A,
4.55s, 2034                                    147,000        146,992        207,000        206,989        199,000        198,990
Ser. 04-WN4, Class A,
4.459s, 2034                                   136,000        136,000        202,000        202,000        252,000        252,000
Argent Securities, Inc.
Ser. 03-W2, Class A, IO,
1.24s, 2004                                  1,867,706          8,367             --             --             --             --
Asset Backed Funding
Certificates Ser. 02-OPT1,
Class A, IO, 4 1/2s, 2005                           --             --             --             --      1,952,000         46,284
Asset Backed Funding Corp.
NIM Trust 144A
Ser. 03-OPT1, Class Note,
6.9s, 2033                                          --             --        149,769        149,769        117,158        117,158
Ser. 03-WF1, Class N1,
8.35s, 2032                                     39,258         39,258         91,864         91,864         84,405         84,405
Ser. 04-0PT1, Class N1,
4.55s, 2033                                    159,000        158,993        438,000        437,979        438,000        437,979
Ser. 04-AHL1, 5.6s, 2033                       142,000        142,000        551,000        551,000             --             --
Asset Backed Securities Corp.
Home Equity Loan Trust
Ser. 01-HE3, Class A, IO,
6 1/2s, 2031                                 2,225,357              2      8,366,386              8      5,391,586              5
Ser. 02-HE1, Class A, IO,
3.6s, 2032                                   1,203,000         10,636      4,093,000         36,188     11,659,000        103,082
Ser. 03-HE1, Class A2,
1.59s, 2033                                    547,390        549,217             --             --             --             --
Ser. 03-HE3, Class A, IO,
4s, 2033                                     1,344,906         52,398             --             --        292,547         11,398
Ser. 03-HE5, Class A, IO,
4s, 2033                                       407,844         18,293             --             --             --             --
FRB Ser. 03-HE3, Class A2,
1.44s, 2033                                    201,832        202,252             --             --             --             --
FRB Ser. 04-HE1, Class A3,
1.49s, 2034                                  1,131,188      1,133,947        209,192        209,703        199,507        199,994
Bank One Issuance Trust FRN
Ser. 02-C1, Class C1,
2.05s, 2009                                    151,000        150,098        568,000        564,605        842,000        836,968
Bayview Financial
Acquisition Trust
Ser. 02-CA, Class A, IO,
5.1s, 2004                                     187,499          3,750             --             --             --             --
Ser. 03-E, Class A, IO,
4s, 2006                                            --             --      3,072,000        159,625      2,696,000        140,088
Ser. 03-F, Class A, IO,
4s, 2006                                     1,000,000         48,477             --             --             --             --
Ser. 03-X, Class A, IO,
1.36s, 2006                                  4,017,252         59,631     10,511,140        156,025      7,982,949        118,497
FRB Ser. 03-G, Class A1,
1.69s, 2039                                    550,000        550,000      1,012,000      1,012,000        944,000        944,000
FRN Ser. 03-F, Class A,
1.59s, 2034                                    688,573        689,757      1,121,923      1,123,852      1,027,987      1,029,754
Bayview Financial Acquisition
Trust 144A Ser. 03-CA,
Class A, IO, 4s, 2005                          763,636         30,979             --             --             --             --
Bayview Financial Asset Trust
Ser. 03-Z, Class A, IO,
0.839s, 2005                                11,032,851         48,269     38,438,385        168,168     36,444,640        159,445
Bayview Financial Asset
Trust 144A
FRB Ser. 03-SSRA, Class A,
1.79s, 2038                                    163,123        163,123        485,577        485,577        379,357        379,357
FRB Ser. 03-SSRA, Class M,
2.44s, 2038                                    163,123        163,123        485,577        485,577        379,357        379,357
Bear Stearns Asset Backed
Securities, Inc.
Ser. 03-1, Class A, IO,
5s, 2005                                     1,263,000         80,911      5,153,000        330,114      3,675,000        235,430
Ser. 03-2, Class A, IO,
5s, 2005                                       484,000         38,644             --             --             --             --
Ser. 03-AC4, Class A, IO,
5s, 2006                                       719,000         52,802      2,492,000        183,006      1,940,000        142,469
FRB Ser. 03-3, Class A2,
1.68s, 2043                                    127,000        127,000        441,000        441,000        348,000        348,000
FRB Ser. 03-ABF1, Class A,
1.46s, 2034                                    422,037        422,037             --             --             --             --
FRN Ser. 03-1, Class A1,
1.59s, 2042                                    546,489        546,489      1,559,147      1,559,147      1,109,252      1,109,252
Capital One Master Trust 144A
FRN Ser. 01-5, Class C,
2.24s, 2009                                    255,000        255,000             --             --             --             --
Capital One Multi-Asset
Execution Trust
Ser. 04-C1, Class C1,
3.4s, 2009                                          --             --        300,000        302,063        475,000        478,266
FRB Ser. 02-C1, Class C1,
3.84s, 2010                                         --             --         65,000         68,392         53,000         55,766
CDC Mortgage Capital Trust
Ser. 02-HE2, Class A, IO,
5 1/4s, 2005                                   244,953         13,396      1,013,222         55,411        647,326         35,401
CDO Repackaging Trust Series
144A FRB Ser. 03-2, Class A,
5.23s, 2008                                         --             --        690,000        702,075        535,000        544,363
Centex Home Equity
Ser. 03-A, Class A, IO,
4.469s, 2006                                 1,785,850        101,712     10,990,556        625,959      7,917,270        450,923
Ser. 03-B, Class A, IO,
4.576s, 2006                                   301,634         15,289             --             --             --             --
Chase Credit Card Master Trust
FRB Ser. 02-2, Class C,
1.99s, 2007                                    680,000        683,128      1,000,000      1,004,600        790,000        793,634
FRN Ser. 01-1, Class C,
1.82s, 2007                                         --             --        540,000        540,675        390,000        390,488
Chase Funding Net Interest
Margin 144A
Ser. 02-4A, Class Note,
8 1/2s, 2035                                     4,626          4,626             --             --             --             --
Ser. 03-1A, Class Note,
8 3/4s, 2004                                    16,392         16,393         63,679         63,679         44,974         44,974
Ser. 03-3A, Class Note,
6 7/8s, 2036                                    45,634         45,976        160,142        161,343        140,705        141,761
Ser. 03-5A, Class Note,
5 3/4s, 2034                                    64,198         64,160             --             --        159,892        159,796
Ser. 03-6A, Class Note, 5s,
2035                                            73,825         73,736             --             --             --             --
Ser. 04-1A, Class Note,
3 3/4s, 2035                                   141,000        140,774             --             --             --             --
Citibank Credit Card Issuance
Trust FRN Ser. 01-C1,
Class C1, 2.2s, 2010                           309,000        313,152        630,000        638,466        580,000        587,794
Citigroup Mortgage Loan
Trust, Inc. Ser. 03-HE3,
Class A, 1.47s, 2034                         2,243,136      2,243,136             --             --             --             --
Citigroup Mortgage Loan
Trust, Inc. 144A FRB
Ser. 03-HE4, Class A,
1 1/2s, 2033                                   931,324        931,324             --             --             --             --
CNL Funding Ser. 99-1,
Class A2, 7.645s, 2014                         122,000        133,813        455,000        499,057        286,000        313,693
Conseco Finance
Securitizations Corp.
Ser. 00-4, Class A6,
8.31s, 2032                                         --             --      1,479,000      1,307,610      1,232,000      1,089,233
Ser. 01-04, Class A4,
7.36s, 2019                                    330,000        335,347        620,000        630,046        415,000        421,724
Ser. 01-1, Class A, IO,
2 1/2s, 2032                                 1,056,825         54,711      3,903,492        202,082      2,473,042        128,028
Ser. 01-1, Class A5,
6.99s, 2032                                    507,000        477,525      3,389,000      3,191,976      2,767,000      2,606,137
Ser. 01-3, Class A, IO,
2 1/2s, 2033                                 2,094,300        123,980      8,139,300        481,835      5,066,100        299,906
Ser. 01-3, Class A3,
5.79s, 2024                                         --             --        987,000        991,899        751,000        754,728
Ser. 01-4, Class A, IO,
2 1/2s, 2033                                 1,063,263         54,458      3,626,589        185,745      2,408,147        123,339
Ser. 02-1, Class A,
6.681s, 2032                                   176,874        185,727        659,259        692,254        411,635        432,237
Ser. 02-2, Class A, IO,
8 1/2s, 2010                                   197,587         59,565        745,068        224,608        469,269        141,466
Ser. 02-A, Class A, IO,
7 1/4s, 2032                                   413,240          8,585      1,538,350         31,960      1,277,492         26,541
Conseco Recreational
Enthusiast Consumer Trust
Ser. 01-A, Class AP, IO,
5s, 2025                                     1,393,340         33,316      1,997,248         47,757      1,257,140         30,060
Countrywide Asset Backed
Certificates
Ser. 03-SC1, Class A, IO,
4 3/4s, 2005                                   426,000         21,699             --             --             --             --
FRB Ser. 03-BC4, Class B,
4.59s, 2032                                     51,000         51,829        288,000        292,680        224,000        227,640
Countrywide Asset Backed
Certificates 144A
Ser. 03-5NF, Class NF,
6 3/4s, 2034                                   168,918        170,429        193,914        195,650        144,678        145,973
Ser. 04-1NIM, Class Note,
6s, 2034                                       135,000        134,325        236,000        234,820        228,000        226,860
Credit-Based Asset Servicing
and Securitization
Ser. 03-CB3, Class A, IO,
3s, 2005                                     1,750,620         44,586             --             --             --             --
Credit-Based Asset Servicing
and Securitization 144A
Ser. 03-CB2N, Class Note,
8.35s, 2033                                     25,694         25,717             --             --         31,603         31,632
Crest, Ltd. 144A Ser. 03-2A,
Class D2, 6.723s, 2038                              --             --        339,000        347,263        313,000        320,629
Fannie Mae Ser. 03-T2,
Class S1, IO, 3 3/4s, 2004                   1,485,000         29,240      8,992,500        177,063      6,352,500        125,081
Federal Home Loan Mortgage
Acceptance Corp. Ser. T-25,
Class A1, 1.23s, 2030                               --             --        308,513        308,464             --             --
Federal Home Loan
Mortgage Corp. Structured
Pass-Through Securities
Ser. T-40, Class S, IO,
2 1/2s, 2004                                   900,000          9,035      3,355,000         33,681      2,115,000         21,232
First Franklin Mortgage Loan
Asset Backed Certificates
Ser. 02-FF3, Class A, IO,
6s, 2004                                       178,718          1,603             --             --      1,405,091         12,599
Ser. 03-FF3, Class B,
4.09s, 2033                                     50,000         46,839        277,000        259,486        215,000        201,406
Ser. 03-FF3, Class A, IO,
6s, 2005                                     1,646,184         52,641      5,729,732        183,223      4,449,277        142,277
Ser. 03-FFC, Class S, IO,
6s, 2005                                       346,500         33,675      1,933,500        187,912      1,490,500        144,858
First Franklin NIM Trust
Ser. 02-FF3, Class Note,
7 3/4s, 2032                                    31,795         31,457             --             --         39,588         39,167
First Franklin NIM Trust 144A
Ser. 03-FF3A, Class A,
6 3/4s, 2033                                    35,930         35,790        112,820        112,382         88,387         88,044
Freddie Mac Ser. T-49,
Class S, IO, 3 1/2s, 2005                           --             --      2,314,000         40,856      1,518,000         26,802
Fremont NIM Trust 144A
Ser. 03-B, Class Note,
5.65s, 2033                                     36,607         36,607             --             --             --             --
Ser. 04-A, Class Note,
4 3/4s, 2034                                   132,448        132,250        486,584        485,854        467,797        467,095
Goldentree Loan Opportunities
II, Ltd. 144A FRN Ser. 2A,
Class 4, 4.37s, 2015
(Cayman Islands)                                    --             --        105,000        105,000         85,000         85,000
Green Tree Financial Corp.
Ser. 96-2, Class A4,
7.2s, 2027                                     690,958        713,646             --             --             --             --
Ser. 97-2, Class A7,
7.62s, 2028                                    379,104        417,958             --             --             --             --
Ser. 99-5, Class A5,
7.86s, 2030                                    398,000        359,697      1,647,000      1,488,493      1,130,000      1,021,249
Greenpoint Manufactured
Housing Ser. 99-5, Class A4,
7.59s, 2028                                    320,000        330,714        760,000        785,445        505,000        521,908
GS Auto Loan Trust 144A
Ser. 04-1, Class D, 5s, 2011                        --             --        831,000        825,514        813,000        807,633
GSAMP Trust
Ser. 02-HE2N, Class Note,
8 1/4s, 2032                                     4,352          4,357          5,048          5,054          3,394          3,398
Ser. 02-WMC, Class Note,
8s, 2032                                         6,659          6,670          8,274          8,289          5,437          5,447
GSAMP Trust 144A
Ser. 02-WFN, Class Note,
8 1/4s, 2032                                     6,207          6,234             --             --         13,271         13,329
Ser. 03-HE1N, Class Note,
7 1/4s, 2033                                        --             --        139,346        139,453        136,603        136,708
Home Equity Asset Trust
Ser. 02-1N, Class A,
8s, 2032                                           608            608          6,449          6,449          3,650          3,650
Ser. 02-5, Class B1,
4.84s, 2033                                    497,000        508,164      1,567,000      1,602,199      1,115,000      1,140,046
FRB Ser. 03-4, Class A2,
1.46s, 2033                                    408,689        408,822             --             --             --             --
Home Equity Asset Trust 144A
Ser. 02-5N, Class A, 8s, 2033                   33,084         33,084             --             --             --             --
Ser. 03-3N, Class A, 8s, 2033                   29,846         29,846             --             --             --             --
Ser. 03-4N, Class A, 8s, 2033                   24,929         25,022        141,263        141,793        110,795        111,210
Ser. 03-5N, Class A,
7 1/2s, 2034                                    22,624         22,624         95,344         95,344         84,032         84,032
Ser. 03-6N, Class A,
6 1/2s, 2034                                   134,207        134,207             --             --        129,448        129,448
Irwin Home Equity Ser. 03-B,
Class A, IO, 10s, 2005                         854,000        116,224      5,135,000        698,841      3,764,000        512,257
LNR CDO, Ltd. 144A FRB
Ser. 03-1A, Class EFL, 4.09s,
2036 (Cayman Islands)                          105,000        111,300        595,000        630,700        460,000        487,600
Long Beach Asset Holdings
Corp. NIM Trust 144A
Ser. 03-4, Class N1,
6.535s, 2033                                    41,092         41,143        141,253        141,429        102,729        102,858
Marriott Vacation Club Owner
Trust 144A FRB Ser. 02-1A,
Class A1, 1.79s, 2010                           67,778         68,409        287,218        289,890        282,521        285,149
MBNA Credit Card Master
Note Trust
Ser. 02-C5, Class C5,
4.05s, 2008                                    247,000        253,521        361,000        370,530        332,000        340,765
FRB Ser. 01-C1, Class C1,
2.14s, 2008                                    311,000        314,794        716,000        724,735        659,000        667,040
MBNA Master Credit Card
Trust 144A FRN Ser. 99-C,
Class C, 1.89s, 2006                                --             --        272,000        272,109        251,000        251,100
Merit Securities Corp. Ser. 13,
Class A4, 7.88s, 2033                          242,000        250,848        713,000        739,069      1,064,000      1,102,903
Merrill Lynch Mortgage
Investors, Inc.
Ser. 03-WM3N, Class N1,
8s, 2005                                            --             --         84,018         84,972         66,014         66,764
FRB Ser. 02-HE1, Class A2,
1.59s, 2032                                    519,842        521,304             --             --             --             --
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 03-OP1N, Class N1,
7 1/4s, 2034                                    44,433         44,461        201,899        202,025        185,529        185,644
Ser. 04-FF1, Class N1,
4 1/2s, 2034                                   136,000        135,631        237,000        236,358        288,000        287,220
Ser. 04-WM1N, Class N1,
4 1/2s, 2034                                   133,002        132,404        340,937        339,403        421,488        419,591
Mid-State Trust Ser. 11,
Class B, 8.221s, 2038                           63,606         61,798        308,037        299,277        238,070        231,300
Morgan Stanley ABS
Capital I 144A
Ser. 03-NC8N, Class Note,
7.6s, 2033                                      73,741         74,709        197,028        199,614        189,539        192,026
Ser. 03-NC9N, Class Note,
7.6s, 2033                                      71,712         72,429         47,808         48,286         47,808         48,286
Ser. 04-NC2N, Class Note,
6 1/4s, 2033                                    91,393         91,850        285,147        286,573        284,233        285,654
Morgan Stanley Dean Witter
Capital I
FRN Ser. 01-NC4, Class B1,
3.59s, 2032                                     31,000         30,892         83,000         82,712         43,000         42,851
FRN Ser. 02-HE1, Class B1,
2.89s, 2032                                     30,000         30,065        269,000        269,581        210,000        210,453
Navigator CDO, Ltd. 144A
FRB Ser. 03-1A, Class A1,
1.69s, 2015                                    141,000        141,000        245,000        245,000        232,000        232,000
NC Finance Trust 144A
Ser. 03-2, Class Note,
9s, 2033                                            --             --        120,845        122,091        110,626        111,767
New Century Home Equity
Loan Trust
Ser. 03-2, Class A, IO,
4 1/2s, 2005                                 1,079,000         39,923      6,636,000        245,532      4,763,000        176,231
Ser. 03-5, Class AI7,
5.15s, 2033                                     98,000        100,664        333,000        342,053        292,000        299,939
New Century Mortgage
Corp. NIM Trust 144A
Ser. 03-5, Class Note,
8s, 2033                                            --             --             --             --        241,763        244,558
Ser. 03-B, Class Note,
6 1/2s, 2033                                    41,559         41,766        316,171        317,752        245,277        246,503
Newcastle CDO, Ltd. 144A
FRB Ser. 3A, Class 4FL,
4.29s, 2038                                         --             --        139,000        138,305        109,000        108,455
NNIMS 144A Ser. 03-N1,
Class Note, 7.385s, 2033                       118,458        119,327        192,867        194,281        223,821        225,462
NovaStar Caps Trust
Ser. 02-C1, Class A,
7.15s, 2031                                      2,623          2,623             --             --             --             --
Novastar NIM Trust 144A
Ser. 04-N1, Class Note,
4.458s, 2034                                        --             --        286,081        286,081        264,473        264,473
Oakwood Mortgage
Investors, Inc.
Ser. 01-D, Class A2,
5.26s, 2019                                         --             --             --             --        622,325        531,094
Ser. 01-E, Class A, IO,
6s, 2009                                       282,091         53,511        963,275        182,727        645,923        122,528
Ser. 02-A, Class A2,
5.01s, 2020                                    485,197        449,341             --             --        292,089        270,503
Ser. 02-C, Class A1,
5.41s, 2032                                    422,719        388,901      1,554,640      1,430,269      1,438,645      1,323,554
Ser. 99-A, Class A3,
6.09s, 2029                                    810,440        810,230             --             --             --             --
Ocwen Mortgage Loan Asset
Backed Certificates
Ser. 99-OFS1, Class AV,
1.44s, 2029                                    721,185        720,960      1,314,196      1,313,786        954,716        954,417
Option One Mortgage
Securities Corp. 144A
Ser. 03-5, Class Note,
6.9s, 2033                                          --             --        152,938        153,703        118,423        119,015
Pass-Through Amortizing Credit
Card Trust Ser. 02-1A,
Class A3FL, 4.09s, 2012                        168,418        169,010        173,470        174,080        176,838        177,460
Providian Gateway Master Trust
144A FRB Ser. 04-AA,
Class D, 2.94s, 2011                           100,000        100,000        266,000        266,000        265,000        265,000
Re NIM Trust 144A Ser. 04-A,
4 3/4s, 2034                                   142,000        141,771        202,000        201,674        201,000        200,676
Residential Asset Mortgage
Products, Inc.
Ser. 02-RZ1, Class A, IO,
5 1/2s, 2004                                   246,071          4,311             --             --             --             --
Ser. 02-RZ3, Class A, IO,
5 3/4s, 2005                                        --             --      2,159,630         66,139      1,416,667         43,385
Ser. 03-RS1, Class A, IO, 1s,
2005                                         3,440,400         26,651     20,422,800        158,207     14,457,000        111,992
Ser. 03-RZ1, Class A, IO,
5 3/4s, 2005                                 1,583,012         84,592             --             --      2,196,721        117,387
Ser. 03-RZ3, Class A, IO,
4 1/2s, 2005                                        --             --             --             --      4,043,409        175,636
Residential Asset Securities Corp.
Ser. 02-KS4, Class AI, IO,
5s, 2004                                       373,542          9,378      1,397,083         35,076        878,958         22,068
Ser. 02-KS6, Class AIO, IO,
4 1/2s, 2005                                   131,250          3,802        570,000         16,509        371,250         10,753
Ser. 03-KS2, Class A, IO,
3 1/2s, 2005                                 2,452,122         66,860     12,745,481        347,518      9,725,590        265,178
Restructured Asset Securities
144A FRN Ser. 03-3A,
Class A1, 1.776s, 2022                              --             --      1,216,509      1,202,823      1,092,167      1,079,880
SAIL Net Interest Margin
Notes 144A
Ser. 03-12A, Class A,
7.35s, 2033                                     88,439         88,413        127,287        127,248        154,562        154,516
Ser. 03-13A, Class A,
6 3/4s, 2033                                    70,284         70,194        114,935        114,787        105,839        105,703
Ser. 03-6A, Class A, 7s, 2033                       --             --        158,802        157,621        123,790        122,870
Ser. 03-8A, Class A, 7s, 2033                       --             --        165,413        164,581        130,247        129,591
Ser. 03-9A, Class A, 7s, 2033                       --             --        103,547        103,009             --             --
Ser. 03-BC2A, Class A,
7 3/4s, 2033                                        --             --         24,770         24,698             --             --
Ser. 04-2A, Class A,
5 1/2s, 2034                                   114,000        114,000        416,000        416,000        399,000        399,000
Sasco Arc Net Interest Margin
Notes Ser. 02-BC10,
Class A, 7 3/4s, 2033                           44,234         43,831         19,158         18,984             --             --
Sasco Arc Net Interest Margin
Notes 144A
Ser. 03-3, Class A,
7 3/4s, 2033                                    40,304         40,102         53,083         52,817        122,878        122,261
Ser. 03-5, Class A, 7.35s,
2033 (Cayman Islands)                               --             --         29,290         29,281             --             --
Saxon Asset Securities Trust
Ser. 02-3, Class AV,
1.49s, 2032                                    474,198        475,099             --             --             --             --
Saxon Net Interest Margin
Trust 144A Ser. 03-A,
Class A, 6.656s, 2033                               --             --         97,152         97,638         76,334         76,716
SHARPS SP I, LLC Ser. 03-NC1N,
Class N, 7 1/4s, 2033                           94,461         94,990        133,434        134,181        122,205        122,889
SHARPS SP I, LLC 144A
Ser. 03-HE1N, 6.9s, 2033                        70,671         71,024             --             --             --             --
Ser. 03-HS1N, Class N,
7.48s, 2033                                     41,897         42,002             --             --        113,722        114,006
SHARPS SP I, LLC Net Interest
Margin Trust 144A
Ser. 03-0P1N, Class NA,
4.45s, 2033                                    125,504        125,491        235,202        235,179        468,545        468,498
Ser. 04-FM1N, Class N,
6.16s, 2034                                    122,286        122,286             --             --             --             --
Ser. 04-HE1N, Class Note,
4.94s, 2034                                    170,000        170,000        227,000        227,000        227,000        227,000
Ser. 04-HS1N, Class Note,
6.16s, 2034                                    126,625        126,626        240,120        240,120        230,740        230,740
Specialty Underwriting &
Residential Finance
Ser. 04-BC1, Class X,
IO, 2s, 2035                                 7,130,000        141,190             --             --             --             --
Structured Asset Investment
Loan Trust
Ser. 03-BC10, Class A, IO,
6s, 2005                                     1,283,000         65,130      2,281,000        115,792      2,075,000        105,335
Ser. 03-BC11, Class A, IO,
6s, 2005                                     3,225,000        143,592     12,940,000        576,150     11,773,000        524,190
Ser. 03-BC12, Class A, IO,
6s, 2005                                       930,000         39,632      2,632,000        112,162      2,495,000        106,324
Ser. 03-BC13, Class A, IO,
6s, 2005                                     1,634,000         69,632      4,296,000        183,073      3,950,000        168,328
Ser. 03-BC1A, Class A,
7 3/4s, 2033                                    60,186         59,894        358,500        356,758        306,538        305,049
Ser. 03-BC2, Class A, IO,
6s, 2005                                     2,355,186        107,170      9,166,200        417,096      6,666,558        303,353
Ser. 03-BC3, Class A, IO,
6s, 2004                                       916,364         21,787             --             --             --             --
Ser. 03-BC4, Class A, IO,
6s, 2004                                       603,967         13,363      2,789,181         61,711      2,146,090         47,483
Ser. 03-BC5, Class A, IO,
6s, 2004                                       191,901          4,246             --             --             --             --
Ser. 03-BC6, Class A, IO,
6s, 2005                                     1,765,637         68,020      6,164,184        237,470      4,779,820        184,138
Ser. 03-BC8, Class A, IO,
6s, 2005                                       562,501         33,140      1,805,002        106,341      1,592,502         93,822
Ser. 03-BC9, Class A, IO,
6s, 2005                                       741,665         35,106      2,367,493        112,063      1,859,994         88,041
Ser. 04-1, Class A, IO,
6s, 2005                                     2,442,000        144,369     10,463,000        618,562      9,672,000        571,799
Structured Asset
Securities Corp.
Ser. 03-BC2, Class A, IO,
6s, 2005                                     1,067,996         55,158      6,571,177        339,376      4,719,584        243,748
FRN Ser. 02-HF2, Class M3,
3.09s, 2032                                         --             --        315,000        311,063        239,000        236,013
TIAA Commercial Real Estate
Securitization Ser. 02-1A,
Class III, FRN, 7.6s, 2037
(Cayman Islands)                               100,000        109,027        284,000        309,638        178,000        194,069
TIAA Commercial Real Estate
Securitization 144A
Ser. 02-1A, Class IIFX,
6.77s, 2037                                    200,000        212,683             --             --             --             --
Ser. 03-1A, Class E, 8s, 2038                       --             --        349,000        327,406        299,000        280,499
Whole Auto Loan Trust
Ser. 03-1, Class C,
3.13s, 2010                                         --             --        107,000        107,017         91,000         91,014
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010                   119,000        118,944        668,000        667,687        568,000        567,734
                                                         ------------                  ------------                  ------------
Total Asset-backed securities
(cost $27,872,524, $56,935,100
and $49,045,239)                                          $27,582,641                   $55,408,209                   $48,121,462
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 1.7%                  Balanced 3.2%              Conservative 5.7%

Collateralized mortgage                      Principal                     Principal                     Principal
obligations (a)                                 amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Arc Net Interest Margin Trust
Ser. 02-2, Class A, 7 3/4s,
2032                                               $--            $--        $39,262        $39,196            $--            $--
Arc Net Interest Margin Trust
144A Ser. 02-6, Class A,
7 3/4s, 2032                                    14,020         13,916         61,686         61,231         40,376         40,079
Asset Securitization Corp.
Ser. 96-D3, Class A1C,
7.4s, 2026                                     390,703        432,537      2,391,290      2,647,335      1,708,737      1,891,698
Banc of America Large Loan
144A Ser. 03-BBA2,
Class X1A, IO, 0.754s, 2015                  7,563,860         79,186     26,712,081        279,649     24,427,084        255,727
Bear Stearns Asset Backed
Securities, Inc. Ser. 03-AC3,
Class A, IO, 5s, 2005                          665,000         43,641      3,717,000        243,928      2,900,000        190,313
Bear Stearns Commercial
Mortgage Securitization Corp.
144A Ser. 04-HS2A, Class G,
2.49s, 2016                                         --             --        175,000        175,000        175,000        175,000
Chase Commercial Mortgage
Securities Corp. Ser. 00-1,
Class A1, 7.656s, 2032                         341,765        357,824      2,549,332      2,669,131      1,828,193      1,914,104
Chase Manhattan Bank-First
Union National Ser. 99-1,
Class A1, 7.134s, 2031                         151,732        165,093             --             --             --             --
Commercial Mortgage
Acceptance Corp.
Ser. 97-ML1, Class A3,
6.57s, 2007                                         --             --        397,000        438,933        251,000        277,512
Ser. 97-ML1, Class A2,
6.53s, 2007                                    250,000        259,570      1,000,000      1,038,281        600,000        622,969
Ser. 97-ML1, IO,
0.814s, 2017                                 3,525,217         93,088     13,309,843        351,463      8,645,380        228,292
Credit-Based Asset Servicing
and Securities FRB
Ser. 02-CB2, Class A2,
1.64s, 2032                                    200,310        200,991             --             --             --             --
Criimi Mae Commercial Mortgage
Trust 144A Ser. 98-C1,
Class B, 7s, 2033                              280,000        295,916             --             --             --             --
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 03-TF2A, Class L,
5.09s, 2014                                         --             --        254,000        251,584        245,000        242,669
FRB Ser. 02-FL2A, Class A2,
1.44s, 2010                                    453,283        453,283             --             --             --             --
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.898s, 2023                    4,550,517        145,619     17,634,574        564,315     13,205,025        422,568
DLJ Commercial Mortgage Corp.
Ser. 98-CF1, Class A1A,
6.14s, 2006                                    354,052        363,239        422,738        433,707        473,367        485,651
DLJ Mortgage Acceptance Corp.
144A Ser. 97-CF1, Class A3,
7.76s, 2030                                         --             --        250,000        281,382        200,000        225,105
Entertainment Properties Trust
144A Ser. 03-EPR, Class A1,
4.239s, 2018                                    30,235         30,737        269,369        273,842        248,295        252,419
Fannie Mae
Ser. 04-10, Class QC,
24.2s, 2031                                    128,605        167,839        791,414      1,032,858        733,048        956,684
Ser. 02-36, Class SJ,
17.4s, 2029                                     23,611         26,444         88,432         99,043         55,709         62,393
Ser. 04-4, Class QM,
12.02s, 2033                                   156,236        166,367        959,170      1,021,366        922,583        982,407
Ser. 03-W6, Class PT1,
9.461s, 2042                                   114,659        130,998        456,801        521,895        266,879        304,909
Ser. 02-26, Class A2,
7 1/2s, 2048                                        --             --        374,417        412,327        266,412        293,386
Ser. 02-T18, Class A4,
7 1/2s, 2042                                    18,841         20,763         81,212         89,498         53,275         58,711
Ser. 03-W3, Class 1A3,
7 1/2s, 2042                                   235,193        259,189        864,975        953,230        515,961        568,606
Ser. 02-T16, Class A3,
7 1/2s, 2042                                   426,666        470,200      1,699,824      1,873,260        993,098      1,094,425
Ser. 02-T19, Class A3,
7 1/2s, 2042                                    67,192         74,048             --             --             --             --
Ser. 03-W2, Class 1A3,
7 1/2s, 2042                                 1,232,957      1,358,758        400,757        441,647      1,482,591      1,633,862
Ser. 02-W1, Class 2A,
7 1/2s, 2042                                    62,358         68,720        393,726        433,899        650,884        717,294
Ser. 02-14, Class A2,
7 1/2s, 2042                                   193,678        213,440      1,244,901      1,371,921      1,476,082      1,626,689
Ser. 01-T10, Class A2,
7 1/2s, 2041                                        --             --             --             --          8,192          9,028
Ser. 02-T4, Class A3,
7 1/2s, 2041                                   165,116        181,963      1,230,337      1,355,871      1,493,478      1,645,860
Ser. 02-T6, Class A2,
7 1/2s, 2041                                    25,024         27,577      1,743,489      1,921,380        478,259        527,057
Ser. 01-T8, Class A1,
7 1/2s, 2041                                   380,125        418,910      2,400,104      2,644,991      3,967,699      4,372,530
Ser. 01-T7, Class A1,
7 1/2s, 2041                                     2,391          2,635          4,728          5,210         48,012         52,911
Ser. 01-T3, Class A1,
7 1/2s, 2040                                        --             --             --             --          4,858          5,353
Ser. 01-T1, Class A1,
7 1/2s, 2040                                        --             --             --             --         14,653         16,149
Ser. 99-T2, Class A1,
7 1/2s, 2039                                     8,044          8,865         75,373         83,064         59,584         65,663
Ser. 02-T1, Class A3,
7 1/2s, 2031                                        --             --      1,310,612      1,444,336             --             --
Ser. 00-T6, Class A1,
7 1/2s, 2030                                        --             --             --             --          3,250          3,582
Ser. 01-T5, Class A3,
7 1/2s, 2030                                        --             --        668,775        737,012             --             --
Ser. 02-W7, Class A5,
7 1/2s, 2029                                   200,243        220,674             --             --             --             --
Ser. 01-T4, Class A1,
7 1/2s, 2028                                        --             --        224,436        247,336        159,457        175,726
Ser. 02-W3, Class A5,
7 1/2s, 2028                                     4,600          5,070      1,559,835      1,718,988      2,494,291      2,748,788
Ser. 02-36, Class QL, IO,
7.06s, 2029                                     88,580          1,218        333,354          4,582        208,266          2,863
Ser. 03-118, Class SF, IO,
7.01s, 2033                                  1,130,884        147,722      4,022,620        525,455      4,012,105        524,081
Ser. 02-36, Class QH, IO,
6.96s, 2029                                     51,158          3,147        191,601         11,788        142,854          8,789
Ser. 03-131, Class JS, IO,
6.01s, 2029                                    752,486         56,436             --             --             --             --
Ser. 03-22, IO, 6s, 2033                       698,503        118,091             --             --             --             --
Ser. 03-31, Class IM, IO,
5 3/4s, 2032                                   510,368         55,579      3,147,873        342,803      2,913,428        317,272
Ser. 348, Class 9, IO,
5 1/2s, 2034                                   319,900         59,131             --             --             --             --
Ser. 346, Class 2, IO,
5 1/2s, 2033                                   281,941         56,212      1,031,538        205,663        993,048        197,989
Ser. 343, Class 14, IO,
5 1/2s, 2033                                   130,882         23,395      1,232,699        220,345      1,087,894        194,461
Ser. 343, Class 15, IO,
5 1/2s, 2033                                   135,176         24,289      1,278,613        229,751      1,129,549        202,966
Ser. 343, Class 17, IO,
5 1/2s, 2033                                    62,769         11,554        589,284        108,465        520,893         95,877
Ser. 339, Class 10, IO,
5 1/2s, 2033                                   775,043        133,574      2,839,997        489,456      2,732,635        470,953
Ser. 334, Class 3, IO,
5 1/2s, 2033                                   527,213         89,709      3,250,916        553,164      3,009,220        512,038
Ser. 329, Class 2, IO,
5 1/2s, 2033                                 4,310,471        812,254     23,523,705      4,432,748     17,688,855      3,333,244
Ser. 03-8, Class IP, IO,
5 1/2s, 2028                                        --             --      1,660,153        126,722      1,532,976        117,014
Ser. 03-17, Class IT, IO,
5 1/2s, 2027                                   340,000         63,431             --             --             --             --
Ser. 03, Class PK, IO,
5 1/2s, 2026                                   918,049         52,214      8,378,443        476,524      7,704,180        438,175
Ser. 03-10, Class BI, IO,
5 1/2s, 2026                                   687,000         90,169             --             --             --             --
Ser. 348, Class 4, IO,
5s, 2034                                       427,211         94,988      2,635,291        585,941      2,438,952        542,286
Ser. 348, Class 5, IO,
5s, 2034                                       226,945         48,084      1,402,124        297,075      1,298,519        275,124
Ser. 343, Class 29, IO,
5s, 2033                                       240,311         32,930      1,478,840        202,647      1,369,775        187,702
Ser. 343, Class 5, IO,
5s, 2033                                       669,559        136,004      2,321,716        471,599      1,920,754        390,153
Ser. 343, Class 6, IO,
5s, 2033                                     1,762,498        369,023             --             --             --             --
Ser. 343, Class 9, IO,
5s, 2033                                       748,955        157,983      2,601,890        548,836      2,152,517        454,047
Ser. 339, Class 2, IO,
5s, 2033                                     1,043,373        217,314             --             --             --             --
Ser. 03-18, Class IU, IO,
5s, 2017                                       217,876         24,476             --             --             --             --
Ser. 03-W12, Class 2, IO,
2.24s, 2043                                  1,967,394        117,227      6,757,927        402,670      5,559,060        331,236
Ser. 03-W6, Class 11, IO,
2.066s, 2042                                 1,702,838         32,060      1,350,799         25,432      3,249,433         61,178
Ser. 03-W10, Class 3, IO,
2.058s, 2043                                   998,659         58,671      4,100,278        240,891      3,199,009        187,942
Ser. 03-W10, Class 1, IO,
2.045s, 2043                                 2,866,106        163,458     13,700,438        781,353     19,938,234      1,137,102
Ser. 03-W6, Class 21, IO,
1.687s, 2042                                 1,561,659         16,563      1,239,305         13,144      2,979,749         31,603
Ser. 03-W8, Class 12, IO,
1.647s, 2042                                 4,584,927        216,530     16,268,994        768,326     12,526,564        591,584
Ser. 03-T2, Class 2, IO,
1.339s, 2042                                 2,267,529         55,833     21,824,969        537,395     15,518,404        382,109
Ser. 03-W8, Class 11, IO,
1.199s, 2042                                 3,440,664         40,328     12,163,325        142,566      9,379,228        109,934
Ser. 03-W17, Class 12, IO,
1.165s, 2033                                        --             --      4,790,879        141,390      4,599,499        135,742
Ser. 03-W6, Class 51, IO,
0.67s, 2042                                  1,447,579         25,191      6,475,134        112,680      5,128,197         89,240
Ser. 01-T12, Class IO,
0.57s, 2041                                  3,893,624         51,740      4,484,283         59,588      2,984,009         39,652
Ser. 01-50, Class B1, IO,
0.487s, 2041                                 2,159,540         27,552      7,409,040         94,527      4,960,357         63,286
Ser. 03-W2, Class 1, IO,
0.471s, 2042                                 1,186,029         14,641     41,642,797        514,048     33,340,594        411,564
Ser. 02-T4, IO, 0.449s, 2041                22,884,330        237,112     24,053,010        249,221     15,209,765        157,593
Ser. 02-T1, IO, 0.420s, 2031                 3,520,043         34,536      4,370,988         42,885      2,775,466         27,231
Ser. 03-W6, Class 3, IO,
0.367s, 2042                                 2,127,877         20,642      9,516,978         92,323      7,537,793         73,123
Ser. 03-W6, Class 23, IO,
0.352s, 2042                                 2,198,529         20,480      9,831,147         91,581      7,786,109         72,531
Ser. 01-79, Class BI, IO,
0.341s, 2045                                 3,513,973         33,401     23,949,081        227,643     17,029,256        161,868
Ser. 03-34, Class P1,
Principal Only (PO),
zero %, 2043                                    99,982         76,705             --             --             --             --
Federal Home Loan
Mortgage Corp. Structured
Pass-Through Securities
Ser. T-58, Class 4A,
7 1/2s, 2043                                 1,616,515      1,781,451        525,388        578,994        289,156        318,659
Ser. T-42, Class A5,
7 1/2s, 2042                                    23,710         26,129             --             --             --             --
Ser. T-56, Class A, IO,
1.881s, 2043                                 2,043,980         57,806      7,179,768        203,053      5,726,483        161,952
Ser. T-56, Class 3, IO,
0.375s, 2043                                 1,980,340         25,064      6,576,798         83,238      5,372,928         68,001
Ser. T-56, Class 1, IO,
0.279s, 2043                                 2,226,865         18,789      7,396,754         62,410      6,042,016         50,980
Ser. T-56, Class 2, IO,
0.058s, 2043                                 2,279,559          7,124      7,569,693         23,655      6,183,860         19,325
FFCA Secured Lending Corp.
Ser. 99-1A, Class C1,
7.59s, 2025                                    100,000         84,439             --             --             --             --
Ser. 00-1, Class X, IO,
1.631s, 2020                                 1,204,586         82,232      4,657,194        317,928      2,976,414        203,188
FFCA Secured Lending Corp.
144A Ser. 00-1, Class A2,
7.77s, 2027                                    392,000        450,177      1,334,000      1,531,980        705,000        809,630
First Chicago Lennar Trust
144A Ser. 97-CHL1, Class D,
7.965s, 2039                                        --             --      1,110,000      1,177,814      1,060,000      1,124,760
First Union-Lehman Brothers
Commercial Mortgage
Trust II Ser. 97-C1, Class A3,
7.38s, 2029                                    890,000        986,822             --             --             --             --
Freddie Mac
Ser. 2763, Class SC,
24.2s, 2032                                    389,000        517,552      1,383,000      1,840,038      1,380,000      1,836,047
Ser. 2412, Class GS, FRN,
18.096s, 2032                                  149,200        176,009        649,900        766,679        431,200        508,681
Ser. 2575, Class SG, IO,
6.51s, 2032                                    585,108         44,066      3,587,849        270,210      3,452,137        259,989
Ser. 2422, Class CI, IO,
6 1/2s, 2028                                    54,646            393        203,819          1,465        128,434            923
Ser. 2626, Class JS, IO,
5.51s, 2023                                  1,504,199        133,498             --             --             --             --
Ser. 2593, Class IP, IO,
5 1/2s, 2027                                   229,000         17,215             --             --             --             --
Ser. 2595, Class WU, IO,
5 1/2s, 2026                                   547,200        101,574             --             --             --             --
Ser. 2702, Class DI, IO,
5 1/2s, 2024                                   259,924         27,340      1,595,697        167,845      1,536,091        161,575
Ser. 2553, Class IJ, IO,
5 1/2s, 2020                                   164,200          7,235             --             --             --             --
Ser. 2596, Class IL, IO,
5s, 2030                                       275,790         41,323      1,691,269        253,413      1,623,691        243,287
Ser. 2696, PO, zero %, 2033                     99,840         72,550        613,305        445,664        590,484        429,081
Ser. 1208, Class F, PO,
zero %, 2022                                    23,919         22,405             --             --             --             --
G-Force CDO, Ltd. 144A
Ser. 02-1A, Class E,
8 1/4s, 2037                                        --             --        150,000        155,883        142,000        147,569
Ser. 02-1A, Class D,
7.61s, 2037                                         --             --        100,000        110,750             --             --
Ser. 03-1A, Class E,
6.58s, 2038                                    142,000        146,637        197,000        203,433        184,000        190,009
General Growth Properties-Mall
Properties Trust FRB
Ser. 01-C1A, Class D3,
3.34s, 2014                                    110,543        110,681        395,273        395,768        318,229        318,626
Government National
Mortgage Association
Ser. 03-114, Class SP,
16.667s, 2027                                  274,655        318,943      1,007,392      1,169,834        969,542      1,125,880
Ser. 97-13, Class PI, IO,
8s, 2027                                       241,361         36,057             --             --             --             --
Ser. 99-31, Class MP, PO,
zero %, 2029                                    69,906         65,595        330,266        309,898        165,133        154,949
Ser. 98-2, Class EA, PO,
zero %, 2028                                    60,868         55,549         11,613         10,598             --             --
Granite Mortgages PLC
FRB Ser. 03-2, Class 1C,
2.67s, 2043
(United Kingdom)                               275,000        275,000             --             --             --             --
FRB Ser. 04-1, Class 1C,
2.01s, 2044                                         --             --        366,000        367,201        339,000        340,112
GS Mortgage Securities Corp.
II 144A FRB Ser. 03-FL6A,
Class L, 4.34s, 2015                            62,000         62,078        124,000        124,155        114,000        114,143
Holmes Financing PLC FRB
Ser. 8, Class 2C, 1.834s, 2040
(United Kingdom)                                46,000         46,000        164,000        164,000        164,000        164,000
HVB Mortgage Capital Corp.
Ser. 03-FL1A, Class K,
3.943s, 2022                                   118,000        117,430             --             --             --             --
IStar Asset Receivables Trust
Ser. 02-1A, Class E,
2.325s, 2020                                   133,000        133,213        501,000        501,802        314,000        314,502
LB Commercial Conduit
Mortgage Trust Ser. 96-C2,
Class A, 7.458s, 2026                          162,412        169,305             --             --             --             --
Lehman Brothers Floating Rate
Commercial Mortgage Trust
144A FRB Ser. 03-C4,
Class A, 1.69s, 2015                           109,007        109,143        380,151        380,626        293,129        293,495
Merit Securities Corp. FRB
Ser. 11PA, Class 3A1,
1.71s, 2027                                    450,978        430,579        647,797        618,495        533,116        509,000
Merrill Lynch Mortgage
Investors, Inc.
Ser. 99-C1, Class A1,
7.37s, 2031                                    554,508        594,774        426,971        457,976        268,936        288,466
Ser. 95-C3, Class A3,
7.123s, 2025                                    33,089         33,420        140,893        142,303         94,462         95,408
Ser. 96-C2, Class JS, IO,
3.199s, 2028                                   620,893         43,543      1,135,778         79,651        433,350         30,390
Morgan Stanley Capital I 144A
Ser. 96-C1, Class E,
7.464s, 2028                                        --             --        240,000        259,969        230,000        249,137
Morgan Stanley Dean Witter
Capital I 144A
FRB Ser. 01-XLF, Class D,
2.62s, 2013                                     63,123         63,174        109,865        109,955         73,909         73,970
FRB Ser. 01-XLF, Class E,
2.57s, 2013                                    121,692        121,712        127,915        127,936         86,429         86,443
Mortgage Capital Funding, Inc.
Ser. 97-MC1, Class A3,
7.288s, 2027                                   145,274        155,304             --             --             --             --
Ser. 97-MC2, Class X, IO,
1.107s, 2012                                 1,541,274         50,066        427,009         13,871             --             --
Nomura Asset Securities Corp.
Ser. 95-MD3, Class A1B,
8.15s, 2020                                    578,144        596,519        211,069        217,777        142,242        146,763
Ser. 96-MD5, Class A1C,
7.12s, 2039                                    235,000        257,389      1,315,000      1,440,283      1,017,566      1,114,512
Residential Asset Mortgage
Products, Inc. Ser. 02-SL1,
Class AI3, 7s, 2032                            171,000        174,607        639,000        652,479        402,000        410,480
Saco I, Inc. Ser. 01-1A,
Class A, IO, 6 3/4s, 2004                    1,882,842            294             --             --             --             --
Salomon Brothers Mortgage
Securities VII Ser. 00-C2,
Class A1, 7.298s, 2033                          28,345         29,343        104,540        108,221         65,833         68,151
Salomon Brothers Mortgage
Securities VII 144A
Ser. 03-CDCA, Class X3CD,
IO, 1.317s, 2015                             1,258,000         29,314      4,357,000        101,527      4,064,000         94,699
Sequoia Mortgage Funding Co.
144A Ser. 04-A, Class AX1,
IO, 0.8s, 2008                              11,833,318        134,860             --             --             --             --
Starwood Asset Receivables
Trust 144A
FRB Ser. 03-1A, Class F,
2.19s, 2022                                     22,685         22,729             --             --             --             --
FRB Ser. 03-1A, Class E,
2.14s, 2022                                     31,760         31,820             --             --             --             --
Strategic Hotel Capital, Inc.
Ser. 03-1, Class A,
1.64s, 2013                                    763,000        763,332      2,970,000      2,971,291      2,113,000      2,113,919
Strategic Hotel Capital, Inc.
144A Ser. 03-1, Class I,
3.49s, 2013                                  1,000,000      1,000,342      1,500,000      1,500,513      1,100,000      1,100,376
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018                       --             --        172,000        152,638        165,000        146,426
Ser. 03-1A, Class M, 5s, 2018                       --             --        116,000         96,199        112,000         92,882
Ser. 04-1A, Class K, 5s, 2018                  100,000         98,206             --             --             --             --
Ser. 04-1A, Class L, 5s, 2018                       --             --         76,000         67,609         74,000         65,830
Structured Asset
Securities Corp.
Ser. 02-HF1, Class A, IO,
6s, 2005                                       472,727         14,684      1,775,636         55,155      4,649,091        144,410
Ser. 02-HF2, Class A, IO,
6s, 2004                                            --             --      2,162,909         45,312             --             --
Ser. 03-12XS, Class A, IO,
5s, 2005                                       976,200         33,678             --             --             --             --
Structured Asset
Securities Corp. 144A
FRB Ser. 03-NP2, Class A2,
1.64s, 2032                                    564,000        563,207        586,000        585,176        538,000        537,244
FRN Ser. 03-NP3, Class A1,
1.59s, 2033                                  2,005,096      2,005,096        545,175        545,175        500,476        500,476
TIAA Commercial Real Estate
Securitization Ser. 01-C1A,
Class A1, 5.77s, 2016
(Cayman Islands)                                70,806         74,734             --             --             --             --
Trizechahn Office Properties
Trust 144A Ser. 01-TZHA,
Class D3, 6.943s, 2013                          52,000         56,419        143,000        155,151        122,000        132,367
                                                         ------------                  ------------                  ------------
Total Collateralized
mortgage obligations
(cost $25,729,446, $68,039,256
and $57,537,663)                                          $24,584,666                   $64,652,332                   $54,836,383
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 0.3%                  Balanced 0.3%              Conservative 0.3%

Convertible preferred
stocks (a)                                      Shares          Value         Shares          Value         Shares          Value
---------------------------------------------------------------------------------------------------------------------------------
Ford Motor Company Capital
Trust II $3.25 cum. cv. pfd.                    13,061       $692,233         13,400       $710,200          6,372       $337,716
Hartford Financial Services
Group, Inc. (The)
$3.50 cv. pfd.                                   5,000        318,125          5,200        330,850          2,924        186,040
Hartford Financial Services
Group, Inc. (The)
$3.00 cv. pfd.                                  13,029        820,827         13,400        844,200          6,388        402,444
Xerox Corp. 6.25% cv. pfd.                      22,000      2,948,000         23,900      3,202,600         11,200      1,500,800
                                                         ------------                  ------------                  ------------
Total Convertible preferred stocks
(cost $3,838,366, $4,148,816
and $1,912,570)                                            $4,779,185                    $5,087,850                    $2,427,000
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 0.2%                  Balanced 0.2%              Conservative 0.1%

Convertible bonds                            Principal                     Principal                     Principal
and notes (a)                                   amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc. cv. sub
notes FRN 1.425s, 2029                         $28,500       $947,055        $30,100     $1,000,223        $14,270       $474,192
Rite Aid Corp. cv. notes
4 3/4s, 2006                                   375,000        428,906        617,000        705,694        260,000        297,375
Service Corp. International
cv. sub. notes 6  3/4s, 2008                   979,000      1,118,508      1,266,000      1,446,405        570,000        651,225
                                                         ------------                  ------------                  ------------
Total Convertible bonds and notes
(cost $2,096,921, $2,633,085
and $1,190,340)                                            $2,494,469                    $3,152,322                    $1,422,792
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth --%                   Balanced --%               Conservative --%

Preferred stocks (a)                            Shares          Value         Shares          Value         Shares          Value
---------------------------------------------------------------------------------------------------------------------------------
Dobson Communications Corp.
13.00% pfd. (PIK)                                   43        $30,530             --            $--              1           $710
Metrocall Holdings, Inc.
Ser. A, 15.00% cum. pfd.                            52            729             --             --             --             --
Microcell Telecommunications,
Inc. 9.00% pfd. (Canada)                         2,064         38,717             --             --          1,032         19,358
                                                         ------------                  ------------                  ------------
Total Preferred stocks
(cost $43,691, $-- and $115,816)                              $69,976                           $--                       $20,068
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth --%                   Balanced --%               Conservative --%

Warrants (a) (NON)            Exp. date       Warrants          Value       Warrants          Value       Warrants          Value
---------------------------------------------------------------------------------------------------------------------------------
AboveNet, Inc.                   9/8/10            419         $5,971             --            $--            212         $3,021
AboveNet, Inc.                   9/8/08            356          5,696             --             --            179          2,864
Dayton Superior
Corp. 144A                      6/15/09            630              6             --             --            330              3
Microcell
Telecommunications
(Canada)                         5/1/08          1,270          6,765             --             --            635          3,383
Microcell
Telecommunications
(Canada)                         5/1/05            762          3,473             --             --            381          1,737
ONO Finance PLC
144A (United
Kingdom)                        2/15/11            290              3             --             --             --             --
Pliant Corp. 144A                6/1/10             --             --             --             --            160              2
Solutia, Inc. 144A              7/15/09            190              2            150              2            290              3
Travel Centers of
America, Inc. 144A               5/1/09            210          1,050             --             --            180            900
Ubiquitel, Inc. 144A            4/15/10             --             --             --             --            590              1
Washington Group
International, Inc.
Ser. A                          1/25/06          1,173         11,495             --             --            565          5,536
Washington Group
International, Inc.
Ser. B                          1/25/06          1,340         $9,916             --            $--            645         $4,773
Washington Group
International, Inc.
Ser. C                          1/25/06            724          5,430             --             --            348          2,610
                                                         ------------                  ------------                  ------------
Total Warrants
(cost $371,169, $12,801
and $219,772)                                                 $49,807                            $2                       $24,833
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth --%                   Balanced --%               Conservative 0.1%

Municipal bonds                              Principal                     Principal      Principal
and notes (a)              Rating (RAT)         amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
IL State G.O. Bonds,
5.1s, 6/1/33                        Aa3            $--            $--       $265,000       $257,633       $255,000       $247,911
NJ State Tpk. Auth.
Rev. Bonds,
Ser. B, AMBAC,
4.252s, 1/1/16                      AAA             --             --        255,000        251,784        200,000        197,478
OR State G.O.
Bonds (Taxable
Pension),
5.892s, 6/1/27                      Aa3             --             --        270,000        292,307        240,000        259,829
                                                         ------------                  ------------                  ------------
Total Municipal bonds
and notes
(cost $--, $790,000
and $695,000)                                                     $--                      $801,724                      $705,218
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 12.6%                 Balanced 22.2%             Conservative 39.9%

Short-term                                   Principal                     Principal                     Principal
investments (a)                                 amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Short-term investments held as
collateral for loaned securities
with yields ranging from 0.97%
to 1.35% and due dates
ranging from April 1, 2004
to May 28, 2004 (d)                        $81,979,393    $81,963,780   $117,428,775   $117,406,903    $28,427,618    $28,421,955
Short-term investments in
Putnam commingled cash
account with yields ranging
from 1.00% to 1.06% and
due dates ranging from
April 1, 2004 to
May 28, 2004 (d)                           100,418,354    100,418,354    331,299,325    331,299,325    356,263,874    356,263,874
                                                         ------------                  ------------                  ------------
Total Short-term investments
(cost $182,382,134,
$448,706,228 and
$384,685,829)                                            $182,382,134                  $448,706,228                  $384,685,829
---------------------------------------------------------------------------------------------------------------------------------
Total Investments
(cost $1,460,429,299,
$2,262,575,461 and
$1,291,703,266)                                        $1,636,509,166                $2,431,936,803                $1,343,639,638
---------------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets as follows:

      Growth portfolio           $1,448,411,236
      Balanced portfolio          2,019,407,530
      Conservative portfolio        963,983,386

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2004. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. ABN AMRO Holdings NV was acquired on 5/9/03 with a cost of
      $444,344, $647,798 and $102,541 for Growth, Balanced and Conservative portfolios, respectively. PSF Holdings, Inc. was acquired on various dates from 3/16/95 to 3/15/00 with a cost of $243,687 and $142,219 for Growth and Conservative portfolios, respectively. VFB, LLC was acquired on various dates from 6/22/99 to 1/21/00 with a cost of $230,697 for
      Conservative portfolio. AMRESCO Creditor Trust was acquired on various dates from 5/7/99 to 2/25/00 with a cost of $76,930 and $47,149 for Growth and Conservative portfolios, respectively. The total market value of restricted securities held by the funds did not exceed 0.1% of each fund's net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at
      March 31, 2004.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.
      These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary Receipts,
      respectively, representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at
      March 31, 2004.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2004: (as a percentage of Market Value)

Growth Portfolio
---------------------------------------------------
Australia                                       0.9%
Bermuda                                         1.2
Brazil                                          1.1
Canada                                          1.1
France                                          1.7
Germany                                         1.2
India                                           0.5
Italy                                           0.5
Japan                                           3.5
Mexico                                          0.5
Netherlands                                     0.7
Russia                                          0.7
South Korea                                     2.1
Switzerland                                     1.9
Taiwan                                          1.2
United Kingdom                                  4.8
United States                                  71.2
Other                                           5.2
---------------------------------------------------
Total                                         100.0%

Balanced Portfolio
---------------------------------------------------
Australia                                       0.7%
Bermuda                                         0.9
Canada                                          1.1
France                                          1.3
Germany                                         0.8
Japan                                           2.2
Netherlands                                     0.6
Switzerland                                     1.4
United Kingdom                                  3.3
United States                                  84.8
Other                                           2.9
---------------------------------------------------
Total                                         100.0%

Conservative Portfolio
---------------------------------------------------
Bermuda                                         0.5%
Canada                                          0.6
France                                          0.6
Japan                                           0.6
United                                          1.3
United                                         93.8
Other                                           2.6
---------------------------------------------------
Total                                         100.0%


Forward currency contracts to buy
at March 31, 2004 (Unaudited)
(aggregate face value $153,146,827)                                               Growth

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $51,507,690       $51,965,707           6/16/04         $(458,017)
British Pound                        47,900,789        48,300,288           6/16/04          (399,499)
Euro                                  3,581,490         3,590,165           6/16/04            (8,675)
Japanese Yen                         49,194,844        46,956,286           6/16/04         2,238,558
New Zealand Dollar                      303,360           311,618           6/16/04            (8,258)
Norwegian Krone                         363,013           357,390           6/16/04             5,623
Singapore Dollar                        638,924           630,035           6/16/04             8,889
Swedish Krona                         1,025,850         1,035,338           6/16/04            (9,488)
------------------------------------------------------------------------------------------------------
                                                                                           $1,369,133
------------------------------------------------------------------------------------------------------


Forward currency contracts to sell
at March 31, 2004 (Unaudited)
(aggregate face value $177,582,443)                                               Growth

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                    $2,017,754        $2,049,323           6/16/04           $31,569
British Pound                        34,757,526        34,842,328           6/16/04            84,802
Canadian Dollar                      13,811,853        13,596,636           6/16/04          (215,217)
Danish Krone                          1,715,549         1,734,049           6/16/04            18,500
Euro                                 79,276,543        80,273,483           6/16/04           996,940
Hong Kong Dollar                        792,480           793,011           6/16/04               531
Japanese Yen                         12,609,598        12,220,383           6/16/04          (389,215)
Mexican Peso                          4,036,448         4,045,875           6/16/04             9,427
Swiss Franc                          28,319,691        28,027,355           6/16/04          (292,336)
------------------------------------------------------------------------------------------------------
                                                                                             $245,001
------------------------------------------------------------------------------------------------------


Futures contracts outstanding
at March 31, 2004 (Unaudited)                                                     Growth

                                                                                           Unrealized
                                                        Aggregate        Expiration     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate Swap
10 yr (Long)                         $6,345,500        $6,398,238            Jun-04          $(52,738)
CBT Interest Rate Swap
10 yr (Short)                         1,359,750         1,370,949            Jun-04            11,199
Dow Jones Euro Stoxx
50 (Short)                           29,814,209        29,505,651            Jun-04          (308,558)
Euro 90 day (Short)                   3,953,200         3,950,132            Jun-04            (3,068)
Euro 90 day (Short)                   1,480,125         1,475,375            Sep-04            (4,750)
Euro 90 day (Short)                   1,476,450         1,469,625            Dec-04            (6,825)
Euro 90 day (Short)                   1,472,025         1,463,737            Mar-05            (8,288)
Euro 90 day (Short)                   1,466,925         1,457,812            Jun-05            (9,113)
Euro 90 day (Short)                   1,461,975         1,452,600            Sep-05            (9,375)
Euro 90 day (Long)                      485,900           482,659            Dec-05             3,241
Euro 90 day (Short)                     971,800           966,608            Dec-05            (5,192)
FTSE 100 Index (Long)                57,936,231        58,352,665            Jun-04          (416,434)
Russell 2000 Index (Short)          122,844,800       119,200,943            Jun-04        (3,643,857)
S&P 500 Index (Long)                119,520,625       118,325,194            Jun-04         1,195,431
S&P 500 Index (Short)                78,461,775        77,585,377            Jun-04          (876,398)
SPI 200 Index (Short)                13,967,930        13,952,938            Jun-04           (14,992)
Tokyo Price Index (Long)             40,711,518        38,745,729            Jun-04         1,965,789
U.K. Long Gilt (Long)                93,772,685        93,344,029            Jun-04           428,656
U.S. Treasury Bond (Long)            14,942,188        14,846,365            Jun-04            95,823
U.S. Treasury Note
2 yr (Short)                          5,809,641         5,783,369            Jun-04           (26,272)
U.S. Treasury Note
5 yr (Short)                         13,286,813        13,124,573            Jun-04          (162,240)
U.S. Treasury Note
10 yr (Long)                         11,079,000        11,001,016            Jun-04            77,984
U.S. Treasury Note
10 yr (Short)                        97,287,469        95,551,782            Jun-04        (1,735,687)
------------------------------------------------------------------------------------------------------
                                                                                          $(3,505,664)
------------------------------------------------------------------------------------------------------


Written options outstanding
at March 31, 2004 (Unaudited)
(premium received $104,908)                                                       Growth

Contract                                                       Expiration date/
amount                                                             strike price                 Value
------------------------------------------------------------------------------------------------------
 8,302       Adobe Systems, Inc. (Put)                            Apr 04/$32.29                   $83
 6,207       Analog Devices, Inc. (Call)                          Apr 04/$51.44                 2,607
 7,135       Bed Bath & Beyond, Inc. (Call)                       May 04/$46.13                     1
 3,982       Capital One Financial Corp. (Call)                   Apr 04/$79.30                 5,455
 6,239       Career Education Corp. (Call)                        Apr 04/$51.84                37,303
 6,239       Career Education Corp. (Put)                         Apr 04/$51.00                 4,804
10,785       Checkfree Corp. (Put)                                Apr 04/$24.92                   197
18,959       Convergys Corp. (Put)                                Apr 04/$14.18                     1
 7,627       Freeport-McMoRan
             Copper & Gold, Inc. (Put)                            May 04/$35.28                     1
 6,279       Genzyme Corp. (Put)                                  Apr 04/$41.09                 2,826
19,494       Integrated Electrical Services, Inc. (Put)           May 04/$13.36                 8,363
10,700       Jabil Circuit, Inc. (Call)                           Apr 04/$31.14                 1,049
26,558       Liberty Media Corp. (Put)                            Apr 04/$10.20                 1,328
17,254       Motorola, Inc. (Call)                                Apr 04/$19.15                     1
12,639       Mylan Laboratories (Put)                             Apr 04/$20.72                 2,351
14,435       Nokia OYJ (Call)                                     Apr 04/$21.60                 5,052
23,155       Oracle Corp. (Put)                                   Apr 04/$11.72                 2,593
11,214       Staples, Inc. (Call)                                 Apr 04/$29.56                     2
 6,957       Symantec Corp. (Call)                                Apr 04/$47.39                 6,236
 9,759       Texas Instruments, Inc. (Call)                       Apr 04/$33.47                   459
 3,428       Varian Medical Systems, Inc. (Call)                  May 04/$92.95                 4,419
10,476       Veritas Software Corp. (Put)                         Apr 04/$24.57                 7,124
 7,179       Xilinx, Inc. (Call)                                  Apr 04/$46.44                     1
------------------------------------------------------------------------------------------------------
                                                                                              $92,256
------------------------------------------------------------------------------------------------------


TBA sale commitments
at March 31, 2004 (Unaudited)
(proceeds receivable $54,923,783)                                                 Growth

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, April 1, 2034                            $5,676,000           4/15/04        $5,961,571
FNMA, 6s, April 1, 2034                                 2,639,000           4/15/04         2,746,209
FNMA, 5 1/2s, April 1, 2034                            12,949,000           4/15/04        13,264,632
FNMA, 5s, April 1, 2034                                 7,413,000           4/15/04         7,445,432
FNMA, 5s, April 1, 2019                                 7,379,000           4/20/04         7,584,225
FNMA, 4 1/2s, June 1, 2034                              6,106,000           6/14/04         5,926,636
FNMA 4 1/2s, April 1, 2034                             12,083,000           4/15/04        11,807,363
------------------------------------------------------------------------------------------------------
                                                                                          $54,736,068
------------------------------------------------------------------------------------------------------


Interest rate swap contracts outstanding
at March 31, 2004 (Unaudited)                                                     Growth

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs Capital Market,
L.P. dated June 10, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually
the notional amount multiplied by 3.695%.              $8,267,511           8/15/04          $103,735

Agreement with Merrill Lynch Capital Services,
Inc. dated February 28, 2001 to pay semi-annually
the notional amount multiplied by 5.815% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                       7,200,000            3/2/11          (976,432)

Agreement with Merrill Lynch Capital Services,
Inc. dated February 28, 2001 to pay semi-annually
the notional amount multiplied by 5.485% and
receive quarterly the notional amount multiplied
by three month USD-LIBOR-BBA.                           2,500,000            3/2/06          (180,370)

Agreement with Lehman Brothers Special
Financing, Inc. dated May 21, 2003 to pay semi-
annually the notional amount multiplied by 3.1001%
and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                2,227,000           1/15/10            28,174

Agreement with Goldman Sachs Capital Markets,
L.P. dated June 10, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.405%.                   2,448,129           8/15/10          (273,792)

Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the notional
amount multiplied by 3.075% and receive
quarterly the notional amount multiplied by
the three month USD-LIBOR.                              1,000,000           3/30/09             4,112

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.999% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            925,000           1/26/06            (5,046)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.008% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            903,000           1/23/06            (5,189)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.009% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            903,000           1/23/06            (5,281)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.                     570,000            8/1/22            70,015

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.845%.                                     570,000            8/1/22            69,953

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to receive
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.919%.                                                639,659            8/1/32           (87,023)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to receive semi-annually
the notional amount multiplied by the three
month LIBOR-BBA and pay the notional amount
multiplied by 5.204%.                                     553,964            8/1/12           (53,074)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 2.007% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            485,000           1/26/06            (2,750)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            306,000           1/26/14            (5,920)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.408% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            298,000           1/23/14            (6,699)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.419% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            298,000           1/23/14            (6,974)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.379% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            157,000           1/26/14            (3,086)

Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually the
notional amount multiplied by 2.444% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                    111,000           12/5/05             2,157

Agreement with Bank of America, N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR.                              33,000          12/16/05              (410)

Agreement with Deutsche Bank, AG dated
July 31, 2002 to pay quarterly the notional
amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.7756%.                    283,084            8/2/22            32,314

Agreement with Deutsche Bank, AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three month
LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                               317,679            8/2/32           (40,331)

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 5.601%.                                                283,084           8/12/22            25,644

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.689%.                                                317,679           8/12/32           (31,452)

Agreement with Lehman Brothers Special
Financing, Inc. dated August 1, 2003 to receive
semi-annually the notional amount multiplied
by 3.93% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                4,630,000            8/5/08           205,366

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                          2,517,000          12/15/13           125,430

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to
receive semi-annually the notional amount
multiplied by 2.23762% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                          1,316,000           12/9/05            19,932

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            283,084            8/2/22            32,105

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            275,120            8/2/12           (25,253)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 4.71% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                            260,000          12/15/13           (14,415)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to
pay semi-annually the notional amount
multiplied by 4.579% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                            104,000          12/16/13            (4,604)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 2.235% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                             62,000          12/15/05              (921)

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.                     283,084           8/12/22            25,687

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the three
month LIBOR-BBA and pay semi-annually the
notional amount multiplied by 4.94%.                      275,120           8/13/12           (20,695)
------------------------------------------------------------------------------------------------------
                                                                                          $(1,005,093)
------------------------------------------------------------------------------------------------------


Total return swap contracts outstanding
at March 31, 2004 (Unaudited)                                                     Growth

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Citigroup Global Markets,
Ltd. dated October 30, 2003 to receive
(pay) monthly the notional amount multiplied
by the total rate of return of the Citigroup
non USD World Government Bond Index and
pay monthly the notional amount multiplied
by the one month USD-LIBOR adjusted by a
specified spread.                                     $71,771,759           1/31/05          $133,335

Agreement with Lehman Brothers Special
Financing, Inc. dated March 31, 2004 to receive
(pay) monthly the notional amount multiplied
by the return of the Lehman Brothers US
High Yield Index and receive monthly the
notional amount multiplied by the one
month USD-LIBOR-BBA adjusted by a
specified spread.                                       4,999,743           10/1/04                --

Agreement with Lehman Brothers Special
Financing, Inc. dated March 3, 2004 to receive
monthly the notional amount multiplied by
the Lehman Brothers CMBS ERISA-Eligible
Index and pay monthly the absolute value of
the spread return amount.                                 403,081            9/1/04               (94)

Agreement with JP Morgan Chase Bank dated
February 26, 2004 to receive (pay) at
termination the notional amount multiplied
by CMBS Lehman Brothers Investment Grade
Index and pay at termination the notional
amount multiplied by the six month
USD-LIBOR-BBA adjusted by a
specified spread.                                          85,497            9/1/04               683

Agreement with Lehman Brothers Special
Financing, Inc. dated February 26, 2004 to
receive (pay) semi-annually the notional amount
multiplied by Lehman Brothers CMBS ERISA-
Eligible Index and pay monthly the notional
amount multiplied by the one month
USD-LIBOR-BBA adjusted by a
specified spread.                                          85,433            4/2/04               682

Agreement with Lehman Brothers Special
Financing, Inc. dated February 4, 2004 to
receive (pay) semi-annually the notional amount
multiplied by Lehman Brothers US High Yield
Index and pay quarterly the notional amount
multiplied by the two month USD-LIBOR-BBA
adjusted by a specified spread.                         5,000,120            4/2/04            33,312

Agreement with Deutsche Bank, AG dated
October 24, 2003 to receive (pay) at maturity
the notional amount multiplied by the return
of the Lehman Brothers US Corporate High
Yield Index and pay at maturity the notional
amount multiplied by the ten month
USD-LIBOR adjusted by a specified spread.               4,250,311            9/1/04           239,409

Agreement with Deutsche Bank, AG dated
September 30, 2003 to receive (pay) at
maturity the notional amount multiplied by
the return of the Lehman Brothers US
Corporate High Yield Index and pay at
maturity the notional amount multiplied
by the eight month USD-LIBOR adjusted
by a specified spread.                                  1,200,046            6/1/04            92,539

Agreement with Lehman Brothers Special
Financing, Inc. dated November 25, 2003 to
receive (pay) at maturity the notional amount
multiplied by the total rate of return of the
Lehman U.S. High Yield Index and pay at
maturity the notional amount multiplied by
the seven month USD-LIBOR adjusted by a
specified spread.                                       3,499,728            7/1/04           145,245

Agreement with Merrill Lynch Capital Services,
Inc. dated June 13, 2003 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR adjusted by a specified spread
and receive (pay) quarterly the notional amount
multiplied by the return of the Merrill Lynch
US High Yield Cash Pay Index.                           3,253,320            1/2/05            62,111
------------------------------------------------------------------------------------------------------
                                                                                             $707,222
------------------------------------------------------------------------------------------------------


Forward currency contracts to buy
at March 31, 2004 (Unaudited)
(aggregate face value $180,581,505)                                               Balanced

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $73,320,523       $72,856,923           6/16/04          $463,600
British Pound                        24,637,693        24,834,526           6/16/04          (196,833)
Canadian Dollar                         156,199           153,766           6/16/04             2,433
Euro                                  5,054,483         5,066,725           6/16/04           (12,242)
Hong Kong Dollar                      1,619,703         1,620,788           6/16/04            (1,085)
Japanese Yen                         75,662,791        71,916,896           6/16/04         3,745,895
New Zealand Dollar                      489,993           503,330           6/16/04           (13,337)
Norwegian Krone                       1,478,642         1,455,735           6/16/04            22,907
Singapore Dollar                      1,285,614         1,267,727           6/16/04            17,887
Swedish Krona                           896,795           905,089           6/16/04            (8,294)
------------------------------------------------------------------------------------------------------
                                                                                           $4,020,931
------------------------------------------------------------------------------------------------------


Forward currency contracts to sell
at March 31, 2004 (Unaudited)
(aggregate face value $181,182,202)                                               Balanced

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                    $7,013,123        $7,122,847           6/16/04          $109,724
British Pound                        28,751,599        28,800,165           6/16/04            48,566
Canadian Dollar                      18,646,447        18,355,896           6/16/04          (290,551)
Danish Krone                            921,365           931,302           6/16/04             9,937
Euro                                 78,886,689        79,822,862           6/16/04           936,173
Japanese Yen                         18,100,304        17,631,686           6/16/04          (468,618)
Swedish Krona                           412,910           416,729           6/16/04             3,819
Swiss Franc                          28,393,816        28,100,715           6/16/04          (293,101)
------------------------------------------------------------------------------------------------------
                                                                                              $55,949
------------------------------------------------------------------------------------------------------


Futures contracts outstanding
at March 31, 2004 (Unaudited)                                                     Balanced

                                                                                           Unrealized
                                                        Aggregate        Expiration     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate
10 yr (Long)                         $5,552,313        $5,598,458            Jun-04          $(46,145)
Dow Jones Euro Stoxx
50 (Short)                           43,387,609        42,938,575            Jun-04          (449,034)
Euro 90 day (Long)                    1,482,450         1,481,876            Jun-04               574
Euro 90 day (Long)                      738,225           735,838            Dec-04             2,387
Euro 90 day (Long)                      736,013           732,838            Mar-05             3,175
Euro 90 day (Long)                      733,463           729,838            Jun-05             3,625
Euro 90 day (Long)                      740,063           738,613            Sep-05             1,450
Euro 90 day (Long)                      730,988           727,175            Sep-05             3,813
Euro 90 day (Long)                      728,850           724,888            Dec-05             3,962
FTSE 100 Index (Long)                83,631,797        84,232,926            Jun-04          (601,129)
Russell 2000 Index (Short)          300,320,100       291,393,145            Jun-04        (8,926,955)
S&P 500 Index (Long)                291,630,325       288,703,532            Jun-04         2,926,793
S&P 500 Index (Short)               118,395,725       117,074,323            Jun-04        (1,321,402)
SPI 200 Index (Short)                15,534,427        15,517,753            Jun-04           (16,674)
Tokyo Price Index (Long)             59,196,135        56,326,016            Jun-04         2,870,119
U.K. Long Gilt (Long)               138,559,640       137,962,888            Jun-04           596,752
U.S. Treasury Bond (Long)            21,329,688        21,398,226            Jun-04           (68,538)
U.S. Treasury Note
2 yr (Short)                         19,365,469        19,277,898            Jun-04           (87,571)
U.S. Treasury Note
5 yr (Long)                          18,056,438        18,079,973            Jun-04           (23,535)
U.S. Treasury Note
10 yr (Long)                        105,596,719       104,227,114            Jun-04         1,369,605
U.S. Treasury Note
10 yr (Short)                       143,680,781       141,117,401            Jun-04        (2,563,380)
------------------------------------------------------------------------------------------------------
                                                                                          $(6,322,108)
------------------------------------------------------------------------------------------------------


TBA sales commitments
at March 31, 2004 (Unaudited)
(proceeds receivable $115,502,440)                                                Balanced

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, April 1, 2034                            $2,000,000           4/15/04        $2,100,624
FNMA, 5 1/2s, April 1, 2034                            41,066,000           4/15/04        42,066,983
FNMA, 5s, April 1, 2034                                 1,737,000           4/15/04         1,744,599
FNMA, 5s, April 1, 2019                                20,981,000           4/20/04        21,564,524
FNMA, 4 1/2s, June 1, 2034                             12,254,000           6/14/04        11,894,039
FNMA, 4 1/2s, April 1, 2034                            36,471,000           4/15/04        35,639,024
------------------------------------------------------------------------------------------------------
                                                                                         $115,009,793
------------------------------------------------------------------------------------------------------


Interest rate swap contracts outstanding
at March 31, 2004 (Unaudited)                                                     Balanced

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
January 26, 2004 to pay semi-annually the
notional amount multiplied by 3.505% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.              $37,757,000           1/28/09         $(820,937)

Agreement with Bank of America, N.A. dated
January 14, 2004 to pay semi-annually the
notional amount multiplied by 4.35625% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.               34,776,000           1/16/14          (686,168)

Agreement with Goldman Sachs Capital
Market, L.P. dated June 10, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 3.695%.                                  30,773,514           8/15/04           386,122

Agreement with Bank of America, N.A. dated
January 26, 2004 to receive semi-annually the
notional amount multiplied by 5.2125% and
pay quarterly the notional amount multiplied
by the three month USD-LIBOR.                          20,743,000           1/28/24           796,132

Agreement with Credit Suisse First Boston
International dated March 5, 2004 to receive
semi-annually the notional amount multiplied
by 3.195% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                              9,662,000            3/9/09            31,410

Agreement with Goldman Sachs Capital
Markets, L.P. dated June 10, 2002 to pay
quarterly the notional amount multiplied by
the three month LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 5.405%.                                              9,013,565           8/15/10        (1,008,052)

Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the
notional amount multiplied by 3.075% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                7,100,000           3/30/09            29,749

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.999% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          6,919,000           1/26/06           (37,750)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.008% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          6,752,000           1/23/06           (38,798)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.009% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          6,752,000           1/23/06           (39,486)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 2.007% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          3,627,000           1/26/06           (20,769)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.                   2,515,000            8/1/22           308,927

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.845%.                                   2,515,000            8/1/22           308,654

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to receive
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.919%.                                              2,822,353            8/1/32          (383,972)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          2,288,000           1/26/14           (44,264)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to receive semi-annually
the notional amount multiplied by the three
month LIBOR-BBA and pay the notional
amount multiplied by 5.204%.                            2,444,243            8/1/12          (234,176)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.408% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          2,232,000           1/23/14           (50,175)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.419% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          2,232,000           1/23/14           (52,229)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.379% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          1,172,000           1/26/14           (23,034)

Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually
the notional amount multiplied by 2.444% and
pay quarterly the notional amount multiplied
by the three month USD-LIBOR.                           3,589,000           12/5/05            69,741

Agreement with Bank of America, N.A. dated
December 12, 2003 to pay semi-annually
the notional amount multiplied by 2.1125% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR.                             374,000          12/16/05            (4,652)

Agreement with Deutsche Bank, AG dated
July 31, 2002 to pay quarterly the notional
amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.7756%.                  1,251,434            8/2/22           142,850

Agreement with Deutsche Bank, AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three month
LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                             1,404,369            8/2/32          (178,294)

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.601%.                                   1,251,434           8/12/22           113,362

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.689%.                                              1,404,369           8/12/32          (139,040)

Agreement with Lehman Brothers Special
Financing, Inc. dated August 1, 2003 to receive
semi-annually the notional amount multiplied
by 3.93% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                             26,040,000            8/5/08         1,155,019

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to
receive semi-annually the notional amount
multiplied by 2.23762% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                         11,525,000           12/9/05           174,557

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 4.71% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                    2,247,000          12/15/13          (124,583)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          1,251,434            8/2/22           141,927

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003
to pay semi-annually the notional amount
multiplied by 4.579% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                    1,161,000          12/16/13           (51,388)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          1,216,226            8/2/12          (111,636)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 2.235% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                      537,000          12/15/05            (7,978)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                            490,000          12/15/13            24,418

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semiannually the
notional amount multiplied by 5.601%.                   1,251,434           8/12/22           113,554

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three
month LIBOR-BBA and pay semi-annually the
notional amount multiplied by 4.94%.                    1,216,226           8/13/12           (91,485)
------------------------------------------------------------------------------------------------------
                                                                                            $(352,444)
------------------------------------------------------------------------------------------------------


Total return swap contracts outstanding
at March 31, 2004 (Unaudited)                                                     Balanced

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Citigroup Global Markets,
Ltd. dated October 30, 2003 to receive
(pay) monthly the notional amount multiplied
by the total rate of return of the Citigroup non
USD World Government Bond Index and pay
monthly the notional amount multiplied by
the one month USD-LIBOR adjusted by a
specified spread.                                    $111,973,693           1/31/05          $208,020

Agreement with Lehman Brothers Special
Financing, Inc. dated March 3, 2004 to receive
monthly the notional amount multiplied by
the Lehman Brothers CMBS ERISA-Eligible
Index and pay monthly the absolute value of
the spread return amount.                               3,672,050            9/1/04              (852)

Agreement with JP Morgan Chase Bank dated
February 26, 2004 to receive (pay) at
termination the notional amount multiplied
by CMBS Lehman Brothers Investment Grade
Index and pay at termination the notional
amount multiplied by the six month
USD-LIBOR-BBA adjusted by a
specified spread.                                         775,528            9/1/04             6,195

Agreement with Lehman Brothers Special
Financing, Inc. dated February 26, 2004 to
receive (pay) semi-annually the notional amount
multiplied by Lehman Brothers CMBS
ERISA- Eligible Index and pay monthly the
notional amount multiplied by the one month
USD-LIBOR-BBA adjusted by a
specified spread.                                         775,472            4/2/04             6,187

Agreement with UBS, AG dated
March 10, 2004 to receive (pay) annually
notional amount multiplied by the return on
the S&P Index and receive premium from
short call option on S&P 500 strike of 1241.35
and pay monthly the notional amount
multiplied by the one month USD-LIBOR.                  5,719,757            4/9/04           (62,804)

Agreement with UBS, AG dated
March 10, 2004 to receive (pay) annually
notional amount multiplied by the return
on the S&P Index and receive monthly the
notional amount multiplied by the one month
USD-LIBOR.                                              5,720,444            4/9/04            63,491

Agreement with Deutsche Bank, AG dated
October 24, 2003 to receive (pay) at maturity
the notional amount multiplied by the return
of the Lehman Brothers US Corporate High
Yield Index and pay at maturity the notional
amount multiplied by the ten month
USD-LIBOR adjusted by a specified spread.               4,000,253            9/1/04           225,324

Agreement with Deutsche Bank, AG dated
September 30, 2003 to receive (pay) at
maturity the notional amount multiplied by
the return of the Lehman Brothers US
Corporate High Yield Index and pay at
maturity the notional amount multiplied by
the eight month USD-LIBOR adjusted by a
specified spread.                                       7,500,290            6/1/04           578,366

Agreement with Lehman Brothers Special
Financing, Inc. dated November 25, 2003 to
receive (pay) at maturity the notional amount
multiplied by the total rate of return of the
Lehman U.S. High Yield Index and pay at
maturity the notional amount multiplied by
the seven month USD-LIBOR adjusted by a
specified spread.                                       7,999,959            7/1/04           332,010

Agreement with Merrill Lynch Capital Services,
Inc. dated June 13, 2003 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR adjusted by a specified spread and
receive (pay) quarterly the notional amount
multiplied by the return of the Merrill Lynch
US High Yield Cash Pay Index.                           1,734,974            1/2/05            33,123
------------------------------------------------------------------------------------------------------
                                                                                           $1,389,060
------------------------------------------------------------------------------------------------------


Credit default contracts outstanding
at March 31, 2004 (Unaudited)
(premiums received $33,265)                                                       Balanced

                                                                            Notional
                                                                              amount          Value
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch
International effective June 26, 2003,
maturing on September 20, 2008, to
receive a premium equal to  11.09%
times the notional amount. Upon a
credit default event of  The Gap, Inc.
5.75% due 3/15/09 the fund makes a
payment of the  proportional notional
amount times the difference between
the  par value and the then-market
value of The Gap, Inc. 5.75%, 2009.                                         $300,000        $12,288
------------------------------------------------------------------------------------------------------


Forward currency contracts to buy
at March 31, 2004 (Unaudited)
(aggregate face value $66,623,242)                                                Conservative

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $20,118,099       $20,168,334           6/16/04          $(50,235)
British Pound                        18,482,038        18,636,171           6/16/04          (154,133)
Danish Krone                            773,736           782,080           6/16/04            (8,344)
Euro                                  3,076,274         3,100,599           6/16/04           (24,325)
Hong Kong Dollar                        383,782           384,039           6/16/04              (257)
Japanese Yen                         18,547,776        17,726,028           6/16/04           821,748
New Zealand Dollar                      683,880           702,495           6/16/04           (18,615)
Norwegian Krone                         168,789           166,175           6/16/04             2,614
Singapore Dollar                        390,593           385,159           6/16/04             5,434
Swedish Krona                           676,619           682,878           6/16/04            (6,259)
Swiss Franc                           1,292,238         1,300,764           6/16/04            (8,526)
Taiwan Dollar                         2,607,801         2,588,520           6/16/04            19,281
------------------------------------------------------------------------------------------------------
                                                                                             $578,383
------------------------------------------------------------------------------------------------------


Forward currency contracts to sell
at March 31, 2004 (Unaudited)
(aggregate face value $28,659,365)                                                Conservative

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Euro                                $18,268,325       $18,508,233           6/16/04          $239,908
Canadian Dollar                       3,474,130         3,419,996           6/16/04           (54,134)
Swiss Franc                           6,798,352         6,722,455           6/16/04           (75,897)
Norwegian Krone                           8,818             8,681           6/16/04              (137)
------------------------------------------------------------------------------------------------------
                                                                                             $109,740
------------------------------------------------------------------------------------------------------


Futures contracts outstanding
at March 31, 2004 (Unaudited)                                                     Conservative

                                                                                           Unrealized
                                                        Aggregate        Expiration     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate Swap
10 yr (Long)                         $6,005,562        $6,055,475            Jun-04          $(49,913)
Dow Jones Euro Stoxx
50 (Short)                           20,967,864        20,750,860            Jun-04          (217,004)
Euro 90 day (Long)                      988,300           987,917            Jun-04               383
Euro 90 day (Long)                      493,375           492,409            Sep-04               966
Euro 90 day (Long)                      492,150           490,559            Dec-04             1,591
Euro 90 day (Long)                      490,675           488,559            Mar-05             2,116
Euro 90 day (Long)                      488,975           486,559            Jun-05             2,416
Euro 90 day (Long)                      487,325           484,784            Sep-05             2,541
Euro 90 day (Long)                      485,900           483,259            Dec-05             2,641
FTSE 100 Index (Long)                40,725,049        41,017,773            Jun-04          (292,724)
Russell 2000 Index (Short)           32,778,300        31,803,393            Jun-04          (974,907)
S&P 500 Index (Long)                 15,186,150        15,033,642            Jun-04           152,508
S&P 500 Index (Short)                64,962,975        64,336,197            Jun-04          (626,778)
Tokyo Price Index (Long)             28,690,847        27,299,774            Jun-04         1,391,073
U.K. Long Gilt (Long)                66,780,548        66,495,726            Jun-04           284,822
U.S. Treasury Bond (Long)            38,553,125        37,957,475            Jun-04           595,650
U.S. Treasury Note
2 yr (Short)                         12,049,625        11,995,137            Jun-04           (54,488)
U.S. Treasury Note
5 yr (Long)                          41,450,313        41,359,208            Jun-04            91,105
U.S. Treasury Note
10 yr (Long)                         65,089,125        64,390,114            Jun-04           699,011
U.S. Treasury Note
10 yr (Short)                        69,012,938        67,781,691            Jun-04        (1,231,247)
------------------------------------------------------------------------------------------------------
                                                                                            $(220,238)
------------------------------------------------------------------------------------------------------


TBA sales commitments
at March 31, 2004 (Unaudited)
(proceeds receivable $114,607,760)                                                Conservative

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, April 1, 2034                            $1,000,000           4/15/04        $1,050,312
FNMA, 5 1/2s, April 1, 2034                            34,670,000           4/15/04        35,515,081
FNMA, 5s, April 1, 2034                                 1,879,000           4/15/04         1,887,221
FNMA, 5s, April 1, 2019                                24,580,000           4/15/04        25,263,619
FNMA, 4 1/2s, June 1, 2034                             12,205,000           6/14/04        11,846,478
FNMA, 4 1/2s, April 1, 2034                            39,456,000           4/15/04        38,555,930
------------------------------------------------------------------------------------------------------
                                                                                         $114,118,641
------------------------------------------------------------------------------------------------------


Interest rate swap contracts outstanding
at March 31, 2004 (Unaudited)                                                     Conservative

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
January 26, 2004 to pay semi-annually the
notional amount multiplied by 3.505% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.              $33,086,000           1/28/09         $(719,377)

Agreement with Goldman Sachs Capital
Market, L.P. dated June 10, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 3.695%.                                  19,290,859           8/15/04           242,047

Agreement with Bank of America, N.A. dated
January 26, 2004 to receive semi-annually the
notional amount multiplied by 5.2125% and
pay quarterly the notional amount multiplied
by the three month USD-LIBOR.                          18,177,000           1/28/24           697,647

Agreement with Bank of America, N.A. dated
January 14, 2004 to pay semi-annually the
notional amount multiplied by 4.35625% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.               18,488,000           1/16/14          (364,788)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.999% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         15,043,000           1/26/06           (82,075)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.008% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         14,679,000           1/23/06           (84,349)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.009% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         14,679,000           1/23/06           (85,845)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 2.007% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          7,885,000           1/26/06           (44,711)

Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the
notional amount multiplied by 3.075% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                7,000,000           3/30/09            28,782

Agreement with Goldman Sachs Capital
Markets, L.P. dated June 10, 2002 to pay
quarterly the notional amount multiplied by
the three month LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 5.405%.                                              5,675,208           8/15/10          (634,699)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          4,974,000           1/26/14           (96,227)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.408% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          4,853,000           1/23/14          (109,093)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.419% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          4,853,000           1/23/14          (113,562)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.379% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          2,548,000           1/26/14           (50,076)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.                   1,650,000            8/1/22           202,676

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.845%.                                   1,650,000            8/1/22           202,497

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to receive
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.919%.                                              1,851,643            8/1/32          (251,910)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to receive semi-annually
the notional amount multiplied by the three
month LIBOR-BBA and pay the notional
amount multiplied by 5.204%.                            1,603,579            8/1/12          (153,635)

Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually
the notional amount multiplied by 2.444% and
pay quarterly the notional amount multiplied
by the three month USD LIBOR.                           5,128,000           12/5/05            99,647

Agreement with Bank of America, N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                  260,000          12/16/05            (3,234)

Agreement with Deutsche Bank, AG dated
July 31, 2002 to pay quarterly the notional
amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.7756%.                    824,399            8/2/22            94,105

Agreement with Deutsche Bank, AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three month
LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                               925,147            8/2/32          (117,454)

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.601%.                                     824,399           8/12/22            74,679

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to receive
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.689%.                                                925,147           8/12/32           (91,595)

Agreement with Lehman Brothers Special
Financing, Inc. dated August 1, 2003 to receive
semi-annually the notional amount multiplied
by 3.93% and pay quarterly the notional
amount multiplied by the three month
USD LIBOR.                                             20,250,000            8/5/08           898,200

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                         15,537,000          12/15/13           774,260

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to
receive semi-annually the notional amount
multiplied by 2.23762% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                         10,593,000           12/9/05           160,441

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 4.71% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                          2,096,000          12/15/13          (116,211)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            824,399            8/2/22            93,496

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to
pay semi-annually the notional amount
multiplied by 4.579% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                            808,000          12/16/13           (35,764)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            801,206            8/2/12           (73,543)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 2.235% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                      501,000          12/15/05            (7,443)

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.                     824,399           8/12/22            74,805

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the three
month LIBOR-BBA and pay semi-annually the
notional amount multiplied by 4.94%.                      801,206           8/13/12           (60,267)
------------------------------------------------------------------------------------------------------
                                                                                             $347,424
------------------------------------------------------------------------------------------------------


Total return swap contracts outstanding
at March 31, 2004 (Unaudited)                                                     Conservative

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Citigroup Global Markets,
Ltd. dated October 30, 2003 to receive
(pay) monthly the notional amount multiplied
by the total rate of return of the Citigroup non
USD World Government Bond Index and pay
monthly the notional amount multiplied by
the one month USD-LIBOR adjusted by a
specified spread.                                    $105,312,351           1/31/05          $195,644

Agreement with Lehman Brothers Special
Financing, Inc. dated March 3, 2004 to receive
monthly the notional amount multiplied by
Lehman Brothers CMBS ERISA-Eligible Index
and pay monthly the absolute value of the
spread return amount.                                   3,533,822            9/1/04              (820)

Agreement with JP Morgan Chase Bank dated
February 26, 2004 to receive (pay) at termination
the notional amount multiplied by CMBS
Lehman Brothers Investment Grade Index and
pay at termination the notional amount
multiplied by the six month USD-LIBOR-BBA
adjusted by a specified spread.                           746,539            9/1/04             5,964

Agreement with Lehman Brothers Special
Financing, Inc. dated February 26, 2004 to
receive (pay) semi-annually the notional amount
multiplied by Lehman Brothers CMBS ERISA-
Eligible Index and pay monthly the notional
amount multiplied by the one month
USD-LIBOR-BBA adjusted by a
specified spread.                                         746,447            4/2/04             5,955

Agreement with Merrill Lynch Capital Services,
Inc. dated June 13, 2003 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR adjusted by a specified spread
and receive (pay) quarterly the notional amount
multiplied by the return of the Merrill Lynch
US High Yield Cash Pay Index.                           5,096,607            1/2/05            97,302
------------------------------------------------------------------------------------------------------
                                                                                             $304,045
------------------------------------------------------------------------------------------------------


Credit default contracts outstanding
at March 31, 2004 (Unaudited)
(premiums received $26,058)                                                       Conservative

                                                                           Notional
                                                                             amount             Value
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch International effective
June 26, 2003, maturing on September 20, 2008, to
receive a premium equal to 11.09% times the notional
amount. Upon a credit default event of The Gap, Inc. 5.75%
due 3/15/09 the fund makes a payment of the proportional
notional amount times the difference between the par value
and the then-market value of The Gap, Inc. 5.75%, 2009.                    $235,000            $9,626
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of assets and liabilities

March 31, 2004 (Unaudited)
Putnam Asset Allocation: Growth Portfolio

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $79,101,414
of securities on loan (identified cost $1,460,429,299) (Note1) $1,636,509,166
-------------------------------------------------------------------------------
Cash                                                                1,219,052
-------------------------------------------------------------------------------
Foreign currency (cost $7,673,605) (Note 1)                         7,670,579
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           5,871,501
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,476,458
-------------------------------------------------------------------------------
Receivable for securities sold                                     87,995,032
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         1,451,940
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             3,813,650
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             404,386
-------------------------------------------------------------------------------
Foreign tax reclaim receivable                                        338,497
-------------------------------------------------------------------------------
Total assets                                                    1,747,750,261

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                               1,085,507
-------------------------------------------------------------------------------
Payable for securities purchased                                  120,377,447
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         32,285,620
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,256,701
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,107,751
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                107,739
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            6,582
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                693,231
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                2,199,516
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                469,915
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            1,749,811
-------------------------------------------------------------------------------
Payable for closed swap contracts (Note 1)                              2,351
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$104,908) (Note 1)                                                     92,256
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$54,923,783) (Note 1)                                              54,736,068
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 81,963,780
-------------------------------------------------------------------------------
Other accrued expenses                                                204,750
-------------------------------------------------------------------------------
Total liabilities                                                 299,339,025
-------------------------------------------------------------------------------
Net assets                                                     $1,448,411,236

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 6)                             $1,716,607,035
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        6,542,522
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (448,892,291)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 174,153,970
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,448,411,236

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($619,436,596 divided by 59,457,974 shares)                            $10.42
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $10.42)*                $11.00
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($260,050,330 divided by 25,353,937 shares)**                          $10.26
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($75,818,500 divided by 7,495,614 shares)**                            $10.12
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($30,972,119 divided by 3,016,304 shares)                              $10.27
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.27)*                $10.64
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($3,032 divided by 292 shares)                           $10.38
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($462,130,659 divided by 44,038,965 shares)              $10.49
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations

Six months ended March 31, 2004 (Unaudited)
Putnam Asset Allocation: Growth Portfolio

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $531,344)                         $9,731,821
-------------------------------------------------------------------------------
Interest                                                            6,525,146
-------------------------------------------------------------------------------
Securities lending                                                     63,021
-------------------------------------------------------------------------------
Total investment income                                            16,319,988

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,480,307
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,660,722
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             20,952
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       11,597
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 787,581
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,257,291
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 383,223
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 121,739
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       8
-------------------------------------------------------------------------------
Other                                                                 326,918
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           24,025
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (24,025)
-------------------------------------------------------------------------------
Total expenses                                                     10,050,338
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (448,054)
-------------------------------------------------------------------------------
Net expenses                                                        9,602,284
-------------------------------------------------------------------------------
Net investment income                                               6,717,704
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  116,496,446
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        1,563,438
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (8,306,978)
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)          (441,391)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  104,219
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                5,530,193
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, and TBA sale
commitments during the period                                      79,688,138
-------------------------------------------------------------------------------
Net gain on investments                                           194,634,065
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $201,351,769
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

Putnam Asset Allocation: Growth Portfolio

                                            Six months ended       Year ended
                                                    March 31     September 30
Increase in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $6,717,704      $19,157,676
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    109,415,734     (105,041,200)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        85,218,331      363,594,994
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       201,351,769      277,711,470
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                      (12,050,010)     (16,848,556)
-------------------------------------------------------------------------------
    Class B                                       (3,271,287)      (4,227,207)
-------------------------------------------------------------------------------
    Class C                                         (985,450)      (1,395,648)
-------------------------------------------------------------------------------
    Class M                                         (496,228)        (754,955)
-------------------------------------------------------------------------------
    Class R                                              (73)              --
-------------------------------------------------------------------------------
    Class Y                                       (9,759,842)     (13,371,921)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Notes 4 and 6)                                 (121,788,660)    (142,854,353)
-------------------------------------------------------------------------------
Total increase in net assets                      53,000,219       98,258,830

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,395,411,017    1,297,152,187
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $6,542,522 and
$26,387,708, respectively)                    $1,448,411,236   $1,395,411,017
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.22           $7.69           $8.94          $14.47          $14.35          $11.76
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .05             .13             .17             .26             .28             .14
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.35            1.64           (1.12)          (2.97)           1.56            2.82
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.40            1.77            (.95)          (2.71)           1.84            2.96
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.20)           (.24)           (.30)           (.19)           (.16)           (.10)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (2.63)          (1.56)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.20)           (.24)           (.30)          (2.82)          (1.72)           (.37)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.42           $9.22           $7.69           $8.94          $14.47          $14.35
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     15.28*          23.41          (11.29)         (22.41)          12.77           25.55
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $619,437        $629,578        $573,390        $671,127        $817,887        $664,640
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .64*           1.35            1.30            1.25            1.18            1.21
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .52*           1.54            1.80            2.35            1.87            1.00
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     43.82*         126.07           82.18           98.60          155.18          105.11
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.06           $7.54           $8.76          $14.21          $14.12          $11.59
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .01             .06             .10             .17             .16             .03
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.32            1.62           (1.11)          (2.92)           1.55            2.78
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.33            1.68           (1.01)          (2.75)           1.71            2.81
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.13)           (.16)           (.21)           (.07)           (.06)           (.01)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (2.63)          (1.56)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.13)           (.16)           (.21)          (2.70)          (1.62)           (.28)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.26           $9.06           $7.54           $8.76          $14.21          $14.12
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     14.79*          22.57          (11.99)         (23.04)          11.98           24.52
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $260,050        $236,650        $205,744        $297,887        $469,645        $470,073
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.02*           2.10            2.05            2.00            1.93            1.96
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .14*            .78            1.05            1.60            1.07             .25
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     43.82*         126.07           82.18           98.60          155.18          105.11
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.93           $7.44           $8.64          $14.08          $14.00          $11.50
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .01             .06             .09             .17             .17             .03
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.31            1.59           (1.07)          (2.89)           1.53            2.75
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.32            1.65            (.98)          (2.72)           1.70            2.78
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.13)           (.16)           (.22)           (.09)           (.06)           (.01)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (2.63)          (1.56)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.13)           (.16)           (.22)          (2.72)          (1.62)           (.28)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.12           $8.93           $7.44           $8.64          $14.08          $14.00
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     14.84*          22.47          (11.88)         (23.08)          12.01           24.47
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $75,819         $76,075         $67,431         $95,848        $135,439        $103,209
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.02*           2.10            2.05            2.00            1.93            1.96
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .14*            .78            1.05            1.60            1.13             .25
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     43.82*         126.07           82.18           98.60          155.18          105.11
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.07           $7.56           $8.78          $14.25          $14.15          $11.60
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .03             .08             .12             .20             .20             .07
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.32            1.61           (1.10)          (2.93)           1.55            2.80
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.35            1.69            (.98)          (2.73)           1.75            2.87
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.15)           (.18)           (.24)           (.11)           (.09)           (.05)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (2.63)          (1.56)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.15)           (.18)           (.24)          (2.74)          (1.65)           (.32)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.27           $9.07           $7.56           $8.78          $14.25          $14.15
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     14.99*          22.70          (11.65)         (22.84)          12.25           25.05
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $30,972         $32,490         $34,056         $48,911         $67,225         $59,604
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .89*           1.85            1.80            1.75            1.68            1.71
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .26*           1.02            1.30            1.85            1.35             .50
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     43.82*         126.07           82.18           98.60          155.18          105.11
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS R
--------------------------------------------------------------------------
                                         Six months           For the
                                              ended            period
                                           March 31  January 21, 2003+
Per-share                                (Unaudited)  to September 30
operating performance                          2004              2003
--------------------------------------------------------------------------
Net asset value,
beginning of period                           $9.21             $8.08
--------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------
Net investment income (a)                       .04               .07
--------------------------------------------------------------------------
Net realized and unrealized
gain on investments                            1.33              1.06
--------------------------------------------------------------------------
Total from
investment operations                          1.37              1.13
--------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------
From net
investment income                              (.20)               --
--------------------------------------------------------------------------
Total distributions                            (.20)               --
--------------------------------------------------------------------------
Net asset value,
end of period                                $10.38             $9.21
--------------------------------------------------------------------------
Total return at
net asset value (%)(b)                        15.03*            13.99*
--------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $3                $1
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                       .77*             1.11*
--------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                       .38*              .89*
--------------------------------------------------------------------------
Portfolio turnover (%)                        43.82*           126.07
--------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.30           $7.76           $9.01          $14.58          $14.44          $11.84
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .07             .15             .19             .29             .32             .17
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.34            1.65           (1.12)          (3.01)           1.58            2.83
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.41            1.80            (.93)          (2.72)           1.90            3.00
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.22)           (.26)           (.32)           (.22)           (.20)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (2.63)          (1.56)           (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.22)           (.26)           (.32)          (2.85)          (1.76)           (.40)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.49           $9.30           $7.76           $9.01          $14.58          $14.44
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     15.33*          23.70          (10.97)         (22.30)          13.14           25.76
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $462,131        $420,617        $416,532        $465,661        $488,376        $386,363
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .52*           1.10            1.05            1.00             .93             .96
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .64*           1.79            2.05            2.61            2.13            1.24
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     43.82*         126.07           82.18           98.60          155.18          105.11
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities

March 31, 2004 (Unaudited)
Putnam Asset Allocation: Balanced Portfolio

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $113,909,543
of securities on loan (identified cost $2,262,575,461)
(Note 1)                                                       $2,431,936,803
-------------------------------------------------------------------------------
Cash                                                                1,578,536
-------------------------------------------------------------------------------
Foreign currency (cost $6,885,179) (Note 1)                         7,063,198
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           9,561,022
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              3,406,220
-------------------------------------------------------------------------------
Receivable for securities sold                                    172,298,666
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         5,249,138
-------------------------------------------------------------------------------
Receivable for closed swap contracts (Note 1)                         124,792
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             6,006,463
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             392,563
-------------------------------------------------------------------------------
Foreign tax reclaim receivable                                        354,076
-------------------------------------------------------------------------------
Total assets                                                    2,637,971,477

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                               1,849,017
-------------------------------------------------------------------------------
Payable for securities purchased                                  324,680,953
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         45,051,179
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        3,057,396
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,483,772
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                128,774
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,922
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,045,908
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,929,583
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              2,324,658
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            4,212,522
-------------------------------------------------------------------------------
Payable for closed swap contracts (Note 1)                            176,913
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $33,265) (Note 1)                                             12,288
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$115,502,440) (Note 1)                                            115,009,793
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                117,406,903
-------------------------------------------------------------------------------
Other accrued expenses                                                189,366
-------------------------------------------------------------------------------
Total liabilities                                                 618,563,947
-------------------------------------------------------------------------------
Net assets                                                     $2,019,407,530

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 6)                             $2,290,569,881
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (6,557,847)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (433,445,123)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 168,840,619
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,019,407,530

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,021,940,463 divided by 101,099,310 shares)                         $10.11
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $10.11)*                $10.67
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($324,251,922 divided by 32,294,327 shares)**                          $10.04
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($82,703,328 divided by 8,304,111 shares)**                             $9.96
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($35,030,727 divided by 3,472,381 shares)                              $10.09
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.09)*                $10.46
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($4,169 divided by 413 shares)                           $10.10
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($555,476,921 divided by 54,903,769 shares)              $10.12
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations

Six months ended March 31, 2004 (Unaudited)
Putnam Asset Allocation: Balanced Portfolio

Investment income:
-------------------------------------------------------------------------------
Interest                                                          $15,374,706
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $329,654)                         10,365,640
-------------------------------------------------------------------------------
Securities lending                                                    102,657
-------------------------------------------------------------------------------
Total investment income                                            25,843,003

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,194,773
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      3,536,886
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             22,833
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       10,085
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,401,436
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,589,795
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 422,801
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 142,247
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       8
-------------------------------------------------------------------------------
Other                                                                 300,021
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           28,724
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (28,724)
-------------------------------------------------------------------------------
Total expenses                                                     13,620,885
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (680,785)
-------------------------------------------------------------------------------
Net expenses                                                       12,940,100
-------------------------------------------------------------------------------
Net investment income                                              12,902,903
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  193,100,807
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        3,482,466
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                   (16,102,102)
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (3,158,272)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                    9,258
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)               (388,263)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                8,826,100
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the period                                 26,887,201
-------------------------------------------------------------------------------
Net gain on investments                                           212,657,195
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $225,560,098
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

Putnam Asset Allocation: Balanced Portfolio

                                            Six months ended       Year ended
                                                    March 31     September 30
Increase (decrease) in net assets                       2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $12,902,903      $33,222,488
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    176,943,894     (118,393,681)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        35,713,301      426,407,592
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       225,560,098      341,236,399
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                      (20,086,467)     (29,060,156)
-------------------------------------------------------------------------------
    Class B                                       (4,589,634)      (5,371,669)
-------------------------------------------------------------------------------
    Class C                                       (1,227,260)      (1,680,124)
-------------------------------------------------------------------------------
    Class M                                         (584,905)        (879,743)
-------------------------------------------------------------------------------
    Class R                                              (56)             (11)
-------------------------------------------------------------------------------
    Class Y                                      (10,922,431)     (18,119,767)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Notes 4 and 6)                                 (328,787,432)    (239,347,318)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (140,638,087)      46,777,611

Net assets
-------------------------------------------------------------------------------
Beginning of period                            2,160,045,617    2,113,268,006
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$6,557,847 and undistributed net investment
income of $17,950,003, respectively)          $2,019,407,530   $2,160,045,617
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.26           $8.10           $9.20          $12.99          $12.28          $10.66
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .06             .14             .18             .26             .31             .23
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .97            1.25            (.98)          (2.23)           1.59            1.78
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.03            1.39            (.80)          (1.97)           1.90            2.01
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.18)           (.23)           (.30)           (.38)           (.26)           (.21)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.44)           (.93)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.18)           (.23)           (.30)          (1.82)          (1.19)           (.39)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.11           $9.26           $8.10           $9.20          $12.99          $12.28
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     11.21*          17.40           (9.20)         (17.11)          15.88           19.09
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,021,940      $1,156,736      $1,073,716      $1,237,229      $1,377,302        $873,219
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .60*           1.20            1.15            1.11            1.09            1.14
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .65*           1.62            1.96            2.39            2.37            1.89
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     58.94*         145.04          108.47          131.05          182.86          119.70
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.20           $8.05           $9.14          $12.92          $12.22          $10.61
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .03             .08             .11             .18             .20             .14
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .95            1.23            (.98)          (2.23)           1.59            1.78
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .98            1.31            (.87)          (2.05)           1.79            1.92
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.14)           (.16)           (.22)           (.29)           (.16)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.44)           (.93)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.14)           (.16)           (.22)          (1.73)          (1.09)           (.31)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.04           $9.20           $8.05           $9.14          $12.92          $12.22
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     10.77*          16.52           (9.86)         (17.78)          15.01           18.22
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $324,252        $310,616        $268,219        $381,633        $535,663        $553,738
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .97*           1.95            1.90            1.86            1.84            1.89
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .27*            .87            1.21            1.64            1.56            1.13
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     58.94*         145.04          108.47          131.05          182.86          119.70
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.13           $7.99           $9.08          $12.83          $12.15          $10.56
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .03             .07             .11             .17             .20             .13
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .94            1.23            (.97)          (2.19)           1.57            1.77
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .97            1.30            (.86)          (2.02)           1.77            1.90
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.14)           (.16)           (.23)           (.29)           (.16)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.44)           (.93)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.14)           (.16)           (.23)          (1.73)          (1.09)           (.31)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.96           $9.13           $7.99           $9.08          $12.83          $12.15
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     10.73*          16.52           (9.90)         (17.65)          14.97           18.14
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $82,703         $87,992         $87,252        $119,926        $142,761        $120,660
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .97*           1.95            1.90            1.86            1.84            1.89
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .27*            .87            1.21            1.64            1.58            1.12
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     58.94*         145.04          108.47          131.05          182.86          119.70
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.24           $8.08           $9.18          $12.97          $12.26          $10.65
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .04             .09             .14             .20             .24             .17
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .96            1.25            (.99)          (2.23)           1.59            1.78
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.00            1.34            (.85)          (2.03)           1.83            1.95
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.15)           (.18)           (.25)           (.32)           (.19)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.44)           (.93)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.15)           (.18)           (.25)          (1.76)          (1.12)           (.34)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.09           $9.24           $8.08           $9.18          $12.97          $12.26
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     10.94*          16.85           (9.68)         (17.57)          15.33           18.45
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $35,031         $39,902         $42,753         $55,313         $70,757         $66,854
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .85*           1.70            1.65            1.61            1.59            1.64
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .40*           1.11            1.46            1.89            1.84            1.38
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     58.94*         145.04          108.47          131.05          182.86          119.70
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS R
--------------------------------------------------------------------------
                                          Six months          For the
                                               ended           period
                                            March 31  January 21, 2003+
Per-share                                (Unaudited)  to September 30
operating performance                          2004              2003
--------------------------------------------------------------------------
Net asset value,
beginning of period                           $9.25            $8.50
--------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------
Net investment income (a)                       .05              .08
--------------------------------------------------------------------------
Net realized and unrealized
gain on investments                             .97              .76
--------------------------------------------------------------------------
Total from
investment operations                          1.02              .84
--------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------
From net
investment income                              (.17)            (.09)
--------------------------------------------------------------------------
Total distributions                            (.17)            (.09)
--------------------------------------------------------------------------
Net asset value,
end of period                                $10.10            $9.25
--------------------------------------------------------------------------
Total return at
net asset value (%)(b)                        11.16*           10.00*
--------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $4               $1
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                       .72*            1.00*
--------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                       .52*             .95*
--------------------------------------------------------------------------
Portfolio turnover (%)                        58.94*          145.04
--------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                             (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.27           $8.11           $9.21          $13.00          $12.29          $10.67
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .08             .16             .21             .29             .33             .26
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .96            1.25            (.99)          (2.24)           1.60            1.78
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.04            1.41            (.78)          (1.95)           1.93            2.04
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.19)           (.25)           (.32)           (.40)           (.29)           (.24)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.44)           (.93)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.19)           (.25)           (.32)          (1.84)          (1.22)           (.42)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.12           $9.27           $8.11           $9.21          $13.00          $12.29
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     11.35*          17.67           (8.96)         (16.89)          16.15           19.37
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $555,477        $564,799        $641,329        $655,163        $583,691        $410,335
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .47*            .95             .90             .86             .84             .89
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .77*           1.87            2.21            2.64            2.58            2.10
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     58.94*         145.04          108.47          131.05          182.86          119.70
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities

March 31, 2004 (Unaudited)
Putnam Asset Allocation: Conservative Portfolio

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $27,588,000
of securities on loan (identified cost $1,291,703,266)
(Note 1)                                                       $1,343,639,638
-------------------------------------------------------------------------------
Foreign currency (cost $3,927,131) (Note 1)                         4,091,333
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           6,291,006
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                936,716
-------------------------------------------------------------------------------
Receivable for securities sold                                    169,772,027
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         3,948,147
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              207,417
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             1,257,786
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             183,684
-------------------------------------------------------------------------------
Foreign tax reclaim receivable                                         62,574
-------------------------------------------------------------------------------
Total assets                                                    1,530,390,328

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                      210,557
-------------------------------------------------------------------------------
Payable for securities purchased                                  331,078,560
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         84,921,607
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,664,369
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,068,976
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 54,365
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,520
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                574,442
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  569,663
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                309,874
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            3,296,678
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $26,058) (Note 1)                                              9,626
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$114,607,760) (Note 1)                                            114,118,641
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 28,421,955
-------------------------------------------------------------------------------
Other accrued expenses                                                103,109
-------------------------------------------------------------------------------
Total liabilities                                                 566,406,942
-------------------------------------------------------------------------------
Net assets                                                       $963,983,386

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 6)                             $1,019,695,031
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (9,540,352)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (99,906,705)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  53,735,412
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $963,983,386

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($682,827,015 divided by 75,643,629 shares)                             $9.03
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $9.03)*                  $9.53
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($125,001,603 divided by 13,940,310 shares)**                           $8.97
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($36,697,565 divided by 4,102,670 shares)**                             $8.94
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,443,576 divided by 1,499,874 shares)                               $8.96
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.96)*                  $9.28
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($14,121 divided by 1,563 shares)                         $9.04
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($105,999,506 divided by 11,758,924 shares)               $9.01
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations

Six months ended March 31, 2004 (Unaudited)
Putnam Asset Allocation: Conservative Portfolio

Investment income:
-------------------------------------------------------------------------------
Interest                                                          $12,233,097
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $55,295)                           2,475,723
-------------------------------------------------------------------------------
Securities lending                                                     33,595
-------------------------------------------------------------------------------
Total investment income                                            14,742,415

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,334,019
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,248,940
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             18,020
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        9,108
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 856,556
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 624,732
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 189,082
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  54,616
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      17
-------------------------------------------------------------------------------
Other                                                                 176,308
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           13,512
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (13,512)
-------------------------------------------------------------------------------
Total expenses                                                      7,511,398
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (127,428)
-------------------------------------------------------------------------------
Net expenses                                                        7,383,970
-------------------------------------------------------------------------------
Net investment income                                               7,358,445
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   48,577,407
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        3,985,485
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (3,001,953)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)         6,540,518
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)               (415,472)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                 (988,892)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the period                                  7,512,974
-------------------------------------------------------------------------------
Net gain on investments                                            62,210,067
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $69,568,512
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

Putnam Asset Allocation: Conservative Portfolio

                                            Six months ended       Year ended
                                                    March 31     September 30
Increase (decrease) in net assets                       2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $7,358,445      $23,883,627
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     55,685,985       (1,505,043)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                         6,524,082      111,723,848
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        69,568,512      134,102,432
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                      (17,486,967)     (31,284,307)
-------------------------------------------------------------------------------
    Class B                                       (2,725,232)      (5,121,651)
-------------------------------------------------------------------------------
    Class C                                         (831,801)      (1,672,009)
-------------------------------------------------------------------------------
    Class M                                         (339,928)        (862,867)
-------------------------------------------------------------------------------
    Class R                                             (100)             (18)
-------------------------------------------------------------------------------
    Class Y                                       (4,553,043)     (10,081,293)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 4 and 6)                    (112,579,476)      35,274,268
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (68,948,035)     120,354,555

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,032,931,421      912,576,866
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$9,540,352 and undistributed net investment
income of $9,038,274, respectively)             $963,983,386   $1,032,931,421
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.65           $7.94           $8.71          $10.45          $10.40           $9.81
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .07             .21             .34             .49             .46             .34
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .54             .93            (.57)           (.95)            .37             .73
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .61            1.14            (.23)           (.46)            .83            1.07
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.23)           (.43)           (.54)           (.62)           (.40)           (.40)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.66)           (.38)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.23)           (.43)           (.54)          (1.28)           (.78)           (.48)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.03           $8.65           $7.94           $8.71          $10.45          $10.40
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.14*          14.88           (2.97)          (4.84)           8.18           11.05
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $682,827        $680,678        $558,847        $578,416        $406,224        $373,313
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .69*           1.39            1.33            1.29            1.25            1.31
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .76*           2.55            3.99            5.13            4.37            3.25
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     80.24*         200.28          144.07          180.29          276.48          165.48
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.60           $7.89           $8.68          $10.42          $10.37           $9.78
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .03             .15             .28             .41             .37             .26
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .54             .93            (.59)           (.94)            .38             .73
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .57            1.08            (.31)           (.53)            .75             .99
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.20)           (.37)           (.48)           (.55)           (.32)           (.32)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.66)           (.38)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.20)           (.37)           (.48)          (1.21)           (.70)           (.40)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.97           $8.60           $7.89           $8.68          $10.42          $10.37
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.65*          14.14           (3.94)          (5.60)           7.40           10.29
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $125,002        $127,586        $109,186        $129,598        $153,985        $187,112
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.06*           2.14            2.08            2.04            2.00            2.06
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .38*           1.80            3.26            4.41            3.57            2.50
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     80.24*         200.28          144.07          180.29          276.48          165.48
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.58           $7.88           $8.66          $10.39          $10.34           $9.75
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .03             .15             .28             .41             .36             .26
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .53             .92            (.58)           (.93)            .39             .74
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .56            1.07            (.30)           (.52)            .75            1.00
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.20)           (.37)           (.48)           (.55)           (.32)           (.33)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.66)           (.38)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.20)           (.37)           (.48)          (1.21)           (.70)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.94           $8.58           $7.88           $8.66          $10.39          $10.34
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.54*          13.99           (3.84)          (5.51)           7.39           10.34
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $36,698         $38,868         $36,330         $41,854         $41,846         $58,831
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.06*           2.14            2.08            2.04            2.00            2.06
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .39*           1.81            3.26            4.41            3.51            2.50
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     80.24*         200.28          144.07          180.29          276.48          165.48
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.59           $7.90           $8.68          $10.42          $10.37           $9.78
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .04             .16             .30             .44             .40             .29
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .54             .92            (.58)           (.95)            .38             .73
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .58            1.08            (.28)           (.51)            .78            1.02
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.21)           (.39)           (.50)           (.57)           (.35)           (.35)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.66)           (.38)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.21)           (.39)           (.50)          (1.23)           (.73)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.96           $8.59           $7.90           $8.68          $10.42          $10.37
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.79*          14.10           (3.59)          (5.34)           7.66           10.56
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $13,444         $16,114         $19,109         $21,265         $24,869         $29,373
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .94*           1.89            1.83            1.79            1.75            1.81
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .51*           2.09            3.50            4.66            3.82            2.77
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     80.24*         200.28          144.07          180.29          276.48          165.48
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS R
--------------------------------------------------------------------------
                                         Six months
                                              ended    For the period
                                           March 31  January 21, 2003+
Per-share                                (Unaudited)  to September 30
operating performance                          2004              2003
--------------------------------------------------------------------------
Net asset value,
beginning of period                           $8.65           $8.01
--------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------
Net investment income (a)                       .05             .13
--------------------------------------------------------------------------
Net realized and unrealized
gain on investments                             .56             .66
--------------------------------------------------------------------------
Total from
investment operations                           .61             .79
--------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------
From net
investment income                              (.22)           (.15)
--------------------------------------------------------------------------
Total distributions                            (.22)           (.15)
--------------------------------------------------------------------------
Net asset value,
end of period                                 $9.04           $8.65
--------------------------------------------------------------------------
Total return at
net asset value (%)(b)                         7.12*           9.91*
--------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $14              $1
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                       .81*           1.13*
--------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                       .56*           1.60*
--------------------------------------------------------------------------
Portfolio turnover (%)                        80.24*         200.28
--------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                        March 31
Per-share                            (Unaudited)                                 Year ended September 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.64           $7.94           $8.73          $10.47          $10.42           $9.82
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .08             .23             .37             .51             .51             .36
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .53             .92            (.59)           (.95)            .35             .75
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .61            1.15            (.22)           (.44)            .86            1.11
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.24)           (.45)           (.57)           (.64)           (.43)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --            (.66)           (.38)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.24)           (.45)           (.57)          (1.30)           (.81)           (.51)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.01           $8.64           $7.94           $8.73          $10.47          $10.42
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.17*          15.08           (2.93)          (4.59)           8.43           11.42
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $106,000        $169,684        $189,105        $213,026        $202,510        $110,831
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .56*           1.14            1.08            1.04            1.00            1.06
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .88*           2.83            4.25            5.41            4.84            3.50
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     80.24*         200.28          144.07          180.29          276.48          165.48
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
March 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Asset Allocation Funds (the "trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which consists of a series of investment portfolios (the "funds"), each of which is represented by a separate series of shares of beneficial interest. The trust currently offers three funds: Growth Portfolio, Balanced Portfolio and Conservative Portfolio, whose objectives are to seek capital appreciation, total return and total return consistent with preservation of capital, respectively.

The funds each offer class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contributions plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the funds are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the funds, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the funds will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the funds to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as each fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translations The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts Each fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the funds' portfolios.

F) Futures and options contracts Each fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. Each fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the funds' portfolios.

G) Total return swap contracts Each fund may enter into total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Each fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds' portfolios.

H) Interest rate swap contracts Each fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the funds' exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Each fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds' portfolios.

I) Credit default contracts Each fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. The risk of loss may exceed the fair value of these contracts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the funds' portfolios.

J) TBA purchase commitments Each fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the funds' portfolios.

L) Security lending Each fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the funds' agents; the funds will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2004, the value of securities loaned amounted to $79,101,414, $113,909,543 and $27,588,000 for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively. The funds received cash collateral of $81,963,780, $117,406,903 and $28,421,955 for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, which is pooled with collateral of other Putnam funds into 26 issuers of high-grade short-term investments.

M) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2004 the funds had capital loss carryovers of $430,037,084, $468,216,921, and $144,248,814 for the Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, available to the extent allowed by the Code to offset future net capital gain, if any. The amount of each of the carryover and the expiration dates are as follows:

Growth Portfolio

Loss Carryover           Expiration
-------------------------------------------
   $15,214,852           September 30, 2009
   217,530,767           September 30, 2010
   197,291,465           September 30, 2011

Balanced Portfolio

Loss Carryover           Expiration
-------------------------------------------
  $243,416,756           September 30, 2010
   224,800,165           September 30, 2011

Conservative Portfolio

Loss Carryover           Expiration
-------------------------------------------
    $3,097,156           September 30, 2009
    54,171,035           September 30, 2010
    86,980,623           September 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the funds have elected to defer to their fiscal year ending September 30, 2004 $101,429,067, $106,846,778 and $5,616,370
for the Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, of losses recognized during the period November 1, 2002 to September 30, 2003.

The tax basis components of the federal tax cost as of period end were as follows:

                                      Cost       Appreciation
-------------------------------------------------------------
Growth Portfolio            $1,492,580,179       $195,243,337
-------------------------------------------------------------
Balanced Portfolio           2,298,519,883        194,258,957
-------------------------------------------------------------
Conservative Portfolio       1,296,675,415         63,809,786
-------------------------------------------------------------
                                                          Net
                              Depreciation       Appreciation
-------------------------------------------------------------
Growth Portfolio               $51,314,350       $143,928,987
-------------------------------------------------------------
Balanced Portfolio              60,842,037        133,416,920
-------------------------------------------------------------
Conservative Portfolio          16,845,563         46,964,223
-------------------------------------------------------------

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

O) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of each fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the funds' net expenses, as a percentage of average net assets, exceed the average expense ratio for the funds' Lipper peer group of front-end load funds.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds' assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the funds. During the six months ended March 31, 2004, the fund paid PFTC $2,492,608, $3,392,316 and $2,179,221 (for Growth
Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At March 31, 2004, the payable to the subcustodian bank (Conservative Portfolio) represents the amount due for cash advanced for the settlement of a security purchased.

The funds have entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the funds' expenses. The funds also reduced expenses through brokerage service arrangements. For the six months ended March 31, 2004, the funds' expenses were reduced by $448,054, $680,785 and $127,428 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under these arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $2,039, $2,198 and $1,863 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The funds have adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The funds have adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the funds who have served as a Trustee for at least five years.


Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Each fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2004, Putnam Retail Management, acting as underwriter, received the following:

                                   Class A            Class M
                                       Net                Net
                               Commissions        Commissions
-------------------------------------------------------------
Growth Portfolio                   $64,099             $2,859
-------------------------------------------------------------
Balanced Portfolio                  91,997              2,240
-------------------------------------------------------------
Conservative Portfolio              42,917              1,097
-------------------------------------------------------------
                                   Class B            Class C
                                Contingent         Contingent
                                  deferred           deferred
                              sales charge       sales charge
-------------------------------------------------------------
Growth Portfolio                  $337,227             $7,690
-------------------------------------------------------------
Balanced Portfolio                 474,356              8,128
-------------------------------------------------------------
Conservative Portfolio             184,227              3,904
-------------------------------------------------------------

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2004, Putnam Retail Management, acting as underwriter, received the following:


                                   Class A            Class M
                                  Deferred           Deferred
                              sales charge       sales charge
-------------------------------------------------------------
Growth Portfolio                      $463                $--
-------------------------------------------------------------
Balanced Portfolio                   3,075                 --
-------------------------------------------------------------
Conservative Portfolio               2,084                 --
-------------------------------------------------------------


Note 3
Purchases and sales of securities

During the six months ended March 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

                                   U.S. Government Securities
-------------------------------------------------------------
                                 Purchases              Sales
-------------------------------------------------------------
Growth Portfolio                $3,244,600        $20,040,552
-------------------------------------------------------------
Balanced Portfolio              85,704,482         96,393,188
-------------------------------------------------------------
Conservative Portfolio          59,373,338         69,311,952
-------------------------------------------------------------

                                             Other Securities
-------------------------------------------------------------
                                 Purchases              Sales
-------------------------------------------------------------
Growth Portfolio              $599,163,758       $775,047,240
-------------------------------------------------------------
Balanced Portfolio             984,044,380      1,421,431,246
-------------------------------------------------------------
Conservative Portfolio         515,778,650        658,911,894
-------------------------------------------------------------

Written option transactions during the period are summarized as follows:

                                  Contract           Premiums
Growth Portfolio                   Amounts           Received
-------------------------------------------------------------
Written options
outstanding at
beginning of period                     --                $--
-------------------------------------------------------------
Options opened                     496,935            210,176
Options exercised                       --                 --
Options expired                   (177,937)           (79,642)
Options closed                     (63,996)           (25,626)
-------------------------------------------------------------
Written options
outstanding at
end of period                      255,002           $104,908
-------------------------------------------------------------

                                  Contract           Premiums
Balanced Portfolio                 Amounts           Received
-------------------------------------------------------------
Written options
outstanding at
beginning of period                     --                $--
-------------------------------------------------------------
Options opened                       6,520              9,258
Options exercised                       --                 --
Options expired                     (6,520)            (9,258)
Options closed                          --                 --
-------------------------------------------------------------
Written options
outstanding at
end of period                           --                $--
-------------------------------------------------------------


Note 4
Capital shares

At March 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                             Six months ended March 31, 2004
------------------------------------------------------------
Class A
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                      9,212,086       $92,294,380
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                 1,215,451        11,850,591
------------------------------------------------------------
Shares repurchased             (19,221,991)     (190,861,631)
------------------------------------------------------------
Net decrease                    (8,794,454)     $(86,716,660)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class A
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                     19,814,079      $167,068,030
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                 2,072,597        16,601,496
------------------------------------------------------------
Shares repurchased             (28,181,054)     (236,992,452)
------------------------------------------------------------
Net decrease                    (6,294,378)     $(53,322,926)
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class B
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                      3,268,233       $32,245,947
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   327,239         3,148,042
------------------------------------------------------------
Shares repurchased              (4,364,938)      (42,650,705)
------------------------------------------------------------
Net decrease                      (769,466)      $(7,256,716)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class B
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                      5,259,323       $43,680,566
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   511,395         4,050,251
------------------------------------------------------------
Shares repurchased              (6,923,498)      (55,720,110)
------------------------------------------------------------
Net decrease                    (1,152,780)      $(7,989,293)
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class C
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                        913,563        $8,947,745
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    97,357           923,938
------------------------------------------------------------
Shares repurchased              (2,032,866)      (19,676,111)
------------------------------------------------------------
Net decrease                    (1,021,946)      $(9,804,428)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class C
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                      1,467,650       $12,030,076
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   166,832         1,302,957
------------------------------------------------------------
Shares repurchased              (2,181,258)      (17,365,919)
------------------------------------------------------------
Net decrease                      (546,776)      $(4,032,886)
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class M
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                        341,798        $3,384,413
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    50,650           487,251
------------------------------------------------------------
Shares repurchased                (956,515)       (9,427,769)
------------------------------------------------------------
Net decrease                      (564,067)      $(5,556,105)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class M
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                        826,696        $6,819,645
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    94,091           744,263
------------------------------------------------------------
Shares repurchased              (1,847,151)      (14,786,161)
------------------------------------------------------------
Net decrease                      (926,364)      $(7,222,253)
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class R
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                            155            $1,567
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         8                73
------------------------------------------------------------
Shares repurchased                      --                --
------------------------------------------------------------
Net increase                           163            $1,640
------------------------------------------------------------

                                Period from January 21, 2003
                                (commencement of operations)
                                       to September 30, 2003
------------------------------------------------------------
Class R
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                            129            $1,054
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        --                --
------------------------------------------------------------
Shares repurchased                      --                --
------------------------------------------------------------
Net increase                           129            $1,054
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class Y
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                      5,307,501       $53,821,233
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   994,887         9,759,842
------------------------------------------------------------
Shares repurchased              (7,484,270)      (76,037,466)
------------------------------------------------------------
Net decrease                    (1,181,882)     $(12,456,391)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class Y
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                      9,812,734       $82,930,307
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                 1,659,047        13,371,921
------------------------------------------------------------
Shares repurchased             (19,942,002)     (166,590,277)
------------------------------------------------------------
Net decrease                    (8,470,221)     $(70,288,049)
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class A
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                     13,742,370      $135,273,881
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                 1,964,103        19,040,959
------------------------------------------------------------
Shares repurchased             (39,505,205)     (389,166,448)
------------------------------------------------------------
Net decrease                   (23,798,732)    $(234,851,608)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class A
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                     32,292,377      $279,089,501
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                 3,316,152        28,317,320
------------------------------------------------------------
Shares repurchased             (43,291,881)     (373,422,918)
------------------------------------------------------------
Net decrease                    (7,683,352)     $(66,016,097)
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class B
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                      4,553,418       $44,513,312
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   448,732         4,312,987
------------------------------------------------------------
Shares repurchased              (6,461,938)      (62,678,878)
------------------------------------------------------------
Net decrease                    (1,459,788)     $(13,852,579)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class B
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                      8,467,772       $73,089,528
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   599,108         5,059,031
------------------------------------------------------------
Shares repurchased              (8,634,921)      (73,208,797)
------------------------------------------------------------
Net increase                       431,959        $4,939,762
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class C
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                        894,029        $8,667,259
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   115,269         1,099,758
------------------------------------------------------------
Shares repurchased              (2,345,424)      (22,491,564)
------------------------------------------------------------
Net decrease                    (1,336,126)     $(12,724,547)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class C
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                      1,661,454       $14,332,567
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   182,017         1,522,822
------------------------------------------------------------
Shares repurchased              (3,129,549)      (26,412,137)
------------------------------------------------------------
Net decrease                    (1,286,078)     $(10,556,748)
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class M
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                        461,361        $4,516,094
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    58,987           570,185
------------------------------------------------------------
Shares repurchased              (1,365,106)      (13,340,950)
------------------------------------------------------------
Net decrease                      (844,758)      $(8,254,671)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class M
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                        936,874        $8,128,191
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   101,064           858,508
------------------------------------------------------------
Shares repurchased              (2,010,260)      (17,094,101)
------------------------------------------------------------
Net decrease                      (972,322)      $(8,107,402)
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class R
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                            318            $3,091
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         6                56
------------------------------------------------------------
Shares repurchased                     (30)             (295)
------------------------------------------------------------
Net increase                           294            $2,852
------------------------------------------------------------

                                Period from January 21, 2003
                                (commencement of operations)
                                       to September 30, 2003
------------------------------------------------------------
Class R
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                            117            $1,000
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2                11
------------------------------------------------------------
Shares repurchased                      --                --
------------------------------------------------------------
Net increase                           119            $1,011
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class Y
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                      5,998,446       $59,381,401
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                 1,124,058        10,922,431
------------------------------------------------------------
Shares repurchased             (13,143,391)     (129,410,711)
------------------------------------------------------------
Net decrease                    (6,020,887)     $(59,106,879)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class Y
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                     12,361,005      $106,869,192
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                 2,118,199        18,119,767
------------------------------------------------------------
Shares repurchased             (32,672,996)     (284,596,803)
------------------------------------------------------------
Net decrease                   (18,193,792)    $(159,607,844)
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class A
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                      8,791,114       $78,048,478
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                 1,960,348        17,215,747
------------------------------------------------------------
Shares repurchased             (13,780,259)     (122,170,083)
------------------------------------------------------------
Net decrease                    (3,028,797)     $(26,905,858)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class A
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                     23,086,411      $189,361,338
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                 3,837,151        30,849,483
------------------------------------------------------------
Shares repurchased             (18,670,656)     (153,257,359)
------------------------------------------------------------
Net increase                     8,252,906       $66,953,462
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class B
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                      1,830,607       $16,121,476
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   281,614         2,455,297
------------------------------------------------------------
Shares repurchased              (3,008,701)      (26,388,658)
------------------------------------------------------------
Net decrease                      (896,480)      $(7,811,885)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class B
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                      5,779,799       $47,004,314
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   583,711         4,651,612
------------------------------------------------------------
Shares repurchased              (5,362,457)      (43,335,818)
------------------------------------------------------------
Net increase                     1,001,053        $8,320,108
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class C
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                        445,952        $3,922,448
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    86,699           754,125
------------------------------------------------------------
Shares repurchased                (960,207)       (8,425,828)
------------------------------------------------------------
Net decrease                      (427,556)      $(3,749,255)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class C
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                      1,240,432       $10,116,205
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   190,537         1,514,696
------------------------------------------------------------
Shares repurchased              (1,511,316)      (12,273,575)
------------------------------------------------------------
Net decrease                       (80,347)        $(642,674)
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class M
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                        185,173        $1,630,591
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    37,070           322,904
------------------------------------------------------------
Shares repurchased                (597,786)       (5,244,168)
------------------------------------------------------------
Net decrease                      (375,543)      $(3,290,673)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class M
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                        808,099        $6,528,632
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   104,812           828,055
------------------------------------------------------------
Shares repurchased              (1,457,587)      (11,746,768)
------------------------------------------------------------
Net decrease                      (544,676)      $(4,390,081)
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class R
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                          1,425           $12,604
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11               100
------------------------------------------------------------
Shares repurchased                      --                --
------------------------------------------------------------
Net increase                         1,436           $12,704
------------------------------------------------------------

                                Period from January 21, 2003
                                (commencement of operations)
                                       to September 30, 2003
------------------------------------------------------------
Class R
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                            125            $1,000
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2                18
------------------------------------------------------------
Shares repurchased                      --                --
------------------------------------------------------------
Net increase                           127            $1,018
------------------------------------------------------------

                             Six months ended March 31, 2004
------------------------------------------------------------
Class Y
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                      2,600,108       $23,091,690
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                   518,905         4,553,043
------------------------------------------------------------
Shares repurchased             (10,993,386)      (98,479,242)
------------------------------------------------------------
Net decrease                    (7,874,373)     $(70,834,509)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class Y
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                      6,166,355       $50,461,151
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                 1,255,920        10,081,293
------------------------------------------------------------
Shares repurchased             (11,607,645)      (95,510,009)
------------------------------------------------------------
Net decrease                    (4,185,370)     $(34,967,565)
------------------------------------------------------------

At March 31, 2004, Putnam, LLC owned class R shares of the funds as follows:

                            Number    % of class R
                                of          shares
                            shares     outstanding     Value
------------------------------------------------------------
Growth Portfolio               126            43.2    $1,308
------------------------------------------------------------
Balanced Portfolio             121            29.3     1,222
------------------------------------------------------------
Conservative Portfolio         130             8.3     1,175
------------------------------------------------------------


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended March 31, 2004, Putnam Management has assumed $24,025, $28,724 and $13,512 (for Growth Portfolio, Balanced Portfolio and
Conservative Portfolio, respectively) of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the funds in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The funds may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Note 6
Other matters

In connection with an ongoing review of compliance procedures and controls, Putnam Management discovered that in early January 2001, certain Putnam employees had willfully circumvented controls in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam funds, which led to losses in the funds. Putnam made restitution of approximately $123,000, $141,000 and $27,000 (to Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on February 27, 2004. Putnam and the funds' Trustees are in the process of finalizing the restitution amount. Additional amounts may be warranted. Putnam has also made a number of personnel changes, including senior managers, and has begun to implement changes in procedures. Putnam has informed the SEC, the funds' Trustees and independent auditors.

Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putn

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).(a)

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund remains 3.25%.

The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.


Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund *
Global Equity Fund *
Global Natural Resources Fund *
International Capital Opportunities Fund *
International Equity Fund *
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund *
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust *
High Yield Advantage Fund +*
High Yield Trust *
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund ++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund ++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio


 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Asset Allocation Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



[LOGO OMITTED]

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


SA060-213223  250/259/264  5/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Asset Allocation Fund: Growth Portfolio
Supplement to Semiannual Report dated 3/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 3/31/04

                                                     NAV

6 months                                           15.33%
1 year                                             39.11
5 years                                            15.23
Annual average                                      2.88
10 years                                          146.93
Annual average                                      9.46
Life of fund (since class A inception, 2/8/94)
Annual average                                      8.87

Share value:                                         NAV

9/30/03                                            $9.30
3/31/04                                           $10.49

----------------------------------------------------------------------------

Distributions:   No.    Income    Capital gains    Total
                  1     $0.220        --          $0.220

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Asset Allocation Fund: Balanced Portfolio
Supplement to Semiannual Report dated 3/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 3/31/04

                                                     NAV

6 months                                           11.35%
1 year                                             27.69
5 years                                            17.81
Annual average                                      3.33
10 years                                          132.85
Annual average                                      8.82
Life of fund (since class A inception, 2/7/94)    124.63
Annual average                                      8.30

Share value:                                         NAV

9/30/03                                            $9.27
3/31/04                                           $10.12

----------------------------------------------------------------------------

Distributions:   No.    Income    Capital gains    Total
                  2     $0.193        --          $0.193

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Asset Allocation Fund: Conservative Portfolio
Supplement to Semiannual Report dated 3/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 3/31/04

                                                    NAV

6 months                                           7.17%
1 year                                            18.29
5 years                                           24.90
Annual average                                     4.55
10 years                                         110.02
Annual average                                     7.70
Life of fund (since class A inception, 2/7/94)
Annual average                                     7.28

Share value:                                        NAV

9/30/03                                           $8.64
3/31/04                                           $9.01

----------------------------------------------------------------------------

Distributions:   No.    Income    Capital gains   Total
                  6     $0.241         --        $0.241

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in the registrant and four other Putnam Funds. Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the
payment of Putnam corporate expenses.   Such officers did not learn
that this matter involved a Putnam Fund until January 2004. Putnam made restitution to the registrant of approximately $123,000, $141,000 and $27,000 to Putnam Asset Allocation: Growth Portfolio, Putnam Asset Allocation: Balanced Portfolio and Putnam Asset
Allocation: Conservative Portfolio, respectively, on February 27, 2004, representing less than 0.01% of each fund's net assets and less than $.001 per share outstanding on such date. Putnam and the registrant's Trustees are continuing to review these matters to determine if additional restitution is warranted. Putnam has also made restitution to the other affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2004